                                           [Credit Suisse Asset Management Logo]

             CREDIT SUISSE FUNDS
             Prospectus

             COMMON CLASS
             February 28, 2003

                        - CREDIT SUISSE
                          JAPAN GROWTH FUND

           As with all mutual funds, the Securities and Exchange
           Commission has not approved this fund, nor has it passed upon the adequacy or accuracy of this Prospectus. It is a criminal offense to state otherwise.

           Credit Suisse Funds are advised by Credit Suisse Asset
           Management, LLC.

                                    CONTENTS

KEY POINTS................... ....................           4
   Goals and Principal Strategies.................           4
   A Word About Risk..............................           4
   Investor Profile...............................           5

PERFORMANCE SUMMARY............... ...............           6
   Year-by-Year Total Returns.....................           6
   Average Annual Total Returns...................           7

INVESTOR EXPENSES................ ................           8
   Fees and Fund Expenses.........................           8
   Example........................................           9

THE FUND IN DETAIL............... ................          10
   The Management Firms...........................          10
   Fund Information Key...........................          11
   Goal and Strategies............................          12
   Portfolio Investments..........................          12
   Risk Factors...................................          12
   Portfolio Management...........................          13
   Financial Highlights...........................          14

MORE ABOUT RISK................. .................          15
   Introduction...................................          15
   Types of Investment Risk.......................          15
   Certain Investment Practices...................          18

MEET THE MANAGERS................ ................          21

MORE ABOUT YOUR FUND.............. ...............          22
   Share Valuation................................          22
   Account Statements.............................          22
   Distributions..................................          22
   Taxes..........................................          23

BUYING SHARES.................. ..................          24

SELLING SHARES................. ..................          27

SHAREHOLDER SERVICES.............. ...............          30

OTHER POLICIES................. ..................          31

OTHER INFORMATION................ ................          33
   About the Distributor..........................          33

FOR MORE INFORMATION............... ..............  back cover

The fund's Common Class is closed to new investors other than those described on Page 24.

                                   KEY POINTS

                         GOALS AND PRINCIPAL STRATEGIES


----------------------------------------------------------------------------------------------------
GOAL               PRINCIPAL STRATEGIES           PRINCIPAL RISK FACTORS
----------------------------------------------------------------------------------------------------
Long-term growth   - Invests at least 80% of its  - Country focus
of capital          assets, plus any borrowings   - Foreign securities
                    for investment purposes, in   - Market risk
                   equity securities of Japanese  - Non-diversified status
                     companies
                   - May invest in companies of
                   any size
                   - May look for companies with
                     attractive growth potential
                     or companies whose equity
                     securities appear
                     undervalued
----------------------------------------------------------------------------------------------------

     A WORD ABOUT RISK

   All investments involve some level of risk. Simply defined, risk is the possibility that you will lose money or not make money.

   Principal risk factors for the fund are discussed below. Before you invest, please make sure you understand the risks that apply to the fund. As with any mutual fund, you could lose money over any period of time.

   Investments in the fund are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

COUNTRY FOCUS

   Focusing on a single country involves increased currency, political, regulatory and other risks. Market swings in the targeted country (Japan) likely will have a greater effect on fund performance than they would in a more geographically diversified equity fund.

FOREIGN SECURITIES

   Since the fund invests in foreign securities, it carries additional risks that include:

 - CURRENCY RISK Fluctuations in exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign-currency-denominated investments and may widen any losses. Although the fund may seek to reduce currency risk by hedging part or all of its exposure to the various foreign currencies, it is not required to do so.

 - INFORMATION RISK Key information about an issuer, security or market may be inaccurate or unavailable.

 - POLITICAL RISK Foreign governments may expropriate assets, impose capital or currency controls, impose punitive taxes, or nationalize a company or industry. Any of these actions could have a severe effect on security prices and impair the fund's ability to bring its capital or income back to the U.S. Other political risks include economic policy changes, social and political instability, military action and war.

MARKET RISK

   The market value of a security may fluctuate, sometimes rapidly and unpredictably. These fluctuations, which are often referred to as "volatility," may cause a security to be worth less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy, or the market as a whole. Market risk is common to most investments-including stocks and bonds, and the mutual funds that invest in them.

NON-DIVERSIFIED STATUS

   The fund is considered a non-diversified investment company under the Investment Company Act of 1940 and is permitted to invest a greater proportion of its assets in the securities of a smaller number of issuers. As a result, the fund may be subject to greater volatility with respect to its portfolio securities than a fund that is more broadly diversified.

     INVESTOR PROFILE

   THIS FUND IS DESIGNED FOR INVESTORS WHO:

 - have longer time horizons

 - are willing to assume the risk of losing money in exchange for attractive potential long-term returns

 - are investing for growth or capital appreciation

 - are seeking access to the Japanese market, which can be less accessible to individual investors

   IT MAY NOT BE APPROPRIATE IF YOU:

 - are investing for a shorter time horizon

 - are uncomfortable with an investment that has a higher degree of volatility

 - are looking for income

   You should base your selection of a fund on your own goals, risk preferences and time horizon.

                              PERFORMANCE SUMMARY
The bar chart below and the table on the next page provide an indication of the risks of investing in the fund. The bar chart shows you how fund performance has varied from year to year for up to 10 years. The table compares the fund's performance (before and after taxes) over time to that of a broad based securities market index. As with all mutual funds, past performance (before and after taxes) is not a prediction of the future.

                           YEAR-BY-YEAR TOTAL RETURNS
                            [AMOUNTS IN PERCENTAGES]

YEAR ENDED 12/31:
[FUND GRAPH]

                                                                           JAPAN GROWTH FUND
                                                                           -----------------
1996                                                                             -5.49
1997                                                                              1.52
1998                                                                              1.28
1999                                                                            266.10
2000                                                                            -68.70
2001                                                                            -25.14
2002                                                                            -27.83

  BEST QUARTER:     51.86%  (Q4 99)
  WORST QUARTER:   -37.21%  (Q4 00)
  INCEPTION DATE: 12/29/95

                          AVERAGE ANNUAL TOTAL RETURNS

                                               THREE
                                 ONE YEAR      YEARS      FIVE YEARS    LIFE OF     INCEPTION
    PERIOD ENDED 12/31/02:         2002      2000-2002    1998-2002       FUND         DATE
 RETURN BEFORE TAXES             -27.83%      -44.70%       -8.92%       -7.00%     12/29/95
 RETURNS AFTER TAXES ON
 DISTRIBUTIONS                   -27.83%      -46.93%      -11.16%       -8.77%
 RETURNS AFTER TAXES ON
 DISTRIBUTIONS AND SALE OF
 FUND SHARES                     -17.09%      -29.99%       -6.07%       -4.82%
 TOPIX(1) INDEX (REFLECTS NO
 DEDUCTIONS FOR FEES, EXPENSES
 OR TAXES)                       -17.94%      -20.69%       -5.75%       -9.77%

(1) The Tokyo Stock Exchange (TOPIX) Index is an unmanaged capitalization-weighted index designed to reflect the general movement of the Japanese equity market. It consists of all shares listed on the First Section of the Tokyo Stock Exchange, which is generally reserved for Japan's larger companies and is denominated in U.S. dollars.

                           UNDERSTANDING PERFORMANCE

- TOTAL RETURN tells you how much an investment in a fund has changed in value over a given time period. It assumes that all dividends and capital gains (if any) were reinvested in additional shares. The change in value can be stated either as a cumulative return or as an average annual rate of return.

- A CUMULATIVE TOTAL RETURN is the actual return of an investment for a specified period. The year-by-year total returns in the bar chart are examples of one-year cumulative total returns.

- An AVERAGE ANNUAL TOTAL RETURN applies to periods longer than one year. It smoothes out the variations in year-by-year performance to tell you what constant annual return would have produced the investment's actual cumulative return. This gives you an idea of an investment's annual contribution to your portfolio, assuming you held it for the entire period.

- Because of compounding, the average annual total returns in the table cannot be computed by averaging the returns in the bar chart.

- AFTER-TAX RETURNS are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, after after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                               INVESTOR EXPENSES

                             FEES AND FUND EXPENSES

This table describes the fees and expenses you may bear as a shareholder. Annual fund operating expense figures are for the fiscal year ended October 31, 2002.

---------------------------------------------------------------------------
SHAREHOLDER FEES
(paid directly from your investment)
---------------------------------------------------------------------------
Sales charge (load) on purchases                                   NONE
---------------------------------------------------------------------------
Deferred sales charge (load)                                       NONE
---------------------------------------------------------------------------
Sales charge (load) on reinvested distributions                    NONE
---------------------------------------------------------------------------
Redemption fees*                                                  2.00%
---------------------------------------------------------------------------
Exchange fees                                                      NONE
---------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
 (deducted from fund assets)
---------------------------------------------------------------------------
Management fee                                                    1.25%
---------------------------------------------------------------------------
Distribution and service (12b-1) fee                               .25%
---------------------------------------------------------------------------
Other expenses                                                    1.19%
---------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES**                            2.69%
---------------------------------------------------------------------------

 * The fund imposes a 2.00% redemption fee (short-term trading fee) on fund shares redeemed or exchanged less than 30 days from purchase. This fee is calculated based on the shares' net asset value at redemption and deducted from the redemption proceeds. See "Buying Shares."
** Actual fees and expenses for the fiscal year ended October 31, 2002 are shown below. Fee waivers and expense reimbursements or credits reduced expenses for the fund during 2002 but may be discontinued at any time:

                  EXPENSES AFTER WAIVERS AND
                        REIMBURSEMENTS
 Management fee                                                 .31%
 Distribution and service (12b-1) fee                           .25%
 Other expenses                                                1.19%
                                                               -----
 NET ANNUAL FUND OPERATING EXPENSES                            1.75%

                                    EXAMPLE

This example may help you compare the cost of investing in the fund with the cost of investing in other mutual funds. Because it uses hypothetical conditions, your actual costs may be higher or lower.

Assume you invest $10,000, the fund returns 5% annually, expense ratios remain as listed in the first table on the opposite page (before fee waivers and expense reimbursements or credits), and you close your account at the end of each of the time periods shown. Based on these assumptions, your cost would be:

---------------------------------------------------------------------------------
                                    ONE YEAR  THREE YEARS  FIVE YEARS  TEN YEARS
---------------------------------------------------------------------------------
COMMON CLASS
  (WITH OR WITHOUT REDEMPTION)        $272       $835        $1,425      $3,022
---------------------------------------------------------------------------------

                               THE FUND IN DETAIL

     THE MANAGEMENT FIRMS

CREDIT SUISSE ASSET MANAGEMENT, LLC
466 Lexington Avenue
New York, NY 10017

 - Investment adviser for the fund

 - Responsible for managing the fund's assets according to its goal and strategies and supervising the activities of the sub-investment advisers for the fund

 - A member of Credit Suisse Asset Management, the institutional and mutual fund asset management arm of Credit Suisse First Boston, the investment banking business unit of Credit Suisse Group (Credit Suisse). Under the management of Credit Suisse First Boston, Credit Suisse Asset Management provides asset management products and services to global corporate, institutional and government clients

 - Credit Suisse Asset Management companies manage approximately $55.8 billion in the U.S. and $284.3 billion globally

 - Credit Suisse Asset Management has offices in 14 countries, including SEC-registered offices in New York, London, Sydney and Tokyo; other offices (such as those in Budapest, Frankfurt, Milan, Moscow, Paris, Prague, Warsaw and Zurich) are not registered with the U.S. Securities and Exchange Commission

   For the 2002 fiscal year, the Japan Growth Fund paid CSAM 0.31% of its average net assets for advisory services.

   For easier reading, Credit Suisse Asset Management, LLC will be referred to as "CSAM" or "we" throughout this Prospectus.

CREDIT SUISSE ASSET MANAGEMENT LIMITED
Shiroyama JT Mori Bldg. 3-1
Toranomon 4-Chome
Minato-Ku
Tokyo 105-6026
Japan

 - Sub-investment adviser for the fund

 - Responsible for assisting CSAM in the management of the fund's international assets according to its goal and strategies

 - Also a member of Credit Suisse Asset Management

CREDIT SUISSE ASSET MANAGEMENT LIMITED
Level 32 Gateway
1 Macquarie Place
Sydney 2001
Australia

 - Sub-investment adviser for the fund

 - Responsible for assisting CSAM in the management of the fund's international assets according to its goal and strategies

 - Also a member of Credit Suisse Asset Management

     FUND INFORMATION KEY

   A concise description of the fund begins on the next page. Each description provides the following information:

GOAL AND STRATEGIES

   The fund's particular investment goal and the strategies it intends to use in pursuing that goal. Percentages of fund assets are based on total assets unless indicated otherwise.

PORTFOLIO INVESTMENTS

   The principal types of securities in which the fund invests. Secondary investments are described in "More About Risk."

RISK FACTORS

   The principal risk factors associated with the fund. Additional risk factors are included in "More About Risk."

PORTFOLIO MANAGEMENT

   The individual designated by the investment adviser to handle the fund's day-to-day management.

FINANCIAL HIGHLIGHTS

   A table showing the fund's audited financial performance for up to five years.

 - TOTAL RETURN How much you would have earned on an investment in the fund, assuming you had reinvested all dividend and capital-gain distributions.

 - PORTFOLIO TURNOVER An indication of trading frequency. The funds may sell securities without regard to the length of time they have been held. A high turnover rate may increase the fund's transaction costs and negatively affect its performance. Portfolio turnover may also result in capital-gain distributions that could raise your income-tax liability.

   The Annual Report includes the auditor's report, along with the fund's financial statements. It is available free upon request.

     GOAL AND STRATEGIES

   The fund seeks long-term growth of capital. To pursue this goal, it invests in equity securities of growth companies located in or conducting a majority of their business in Japan.

   CSAM believes that Japanese industry is in an important period of deregulation and restructuring. By investing in growth companies positioned to benefit from the dynamic structural changes taking place in the Japanese industrial system, the fund intends to provide investors with an opportunity to participate in these developments.

   In choosing equity securities, the fund's portfolio managers seek to identify Japanese companies with attractive growth potential. The managers also look for companies whose equity securities appear undervalued based on factors such as earnings or assets. The fund may invest in companies of any size, whether traded on an exchange or over-the-counter.

   Under normal market conditions, the fund will invest at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of Japanese issuers. The fund's 80% investment policy is non-fundamental, which means that it may be changed by the Board of Directors of the fund upon at least 60 days' notice to shareholders before any such change becomes effective. The remaining portion may be invested in securities of other Asian issuers. Except for temporary defensive purposes, the fund does not intend to invest in securities of non-Asian issuers.

     PORTFOLIO INVESTMENTS

   The fund's equity holdings may include:

 - common and preferred stocks

 - rights and warrants

 - securities convertible into or exchangeable for common stocks

 - American Depository Receipts ("ADRs")

   To a limited extent, the fund may also engage in other investment practices.

     RISK FACTORS

   The fund's principal risk factors are:

 - country focus

 - foreign securities

 - market risk

 - non-diversified status

   The value of your investment generally will fluctuate in response to the Japanese stock market. Because the fund invests internationally, it carries additional risks, including currency, information and political risks. These risks are defined in "More About Risk."

   Targeting a single country could hurt the fund's performance or may cause the fund to be more volatile than a more geographically diversified equity fund.

Fund performance is closely tied to economic and political conditions within Japan. In addition, non-diversification might cause the fund to be more volatile than a diversified mutual fund.

   To the extent that the fund invests in smaller companies or special-situation companies, it takes on further risks that could hurt its performance. "More About Risk" details these and certain other investment practices the fund may use. Please read that section carefully before you invest.

     PORTFOLIO MANAGEMENT

   P. Nicholas Edwards manages the fund's investment portfolio. You can find out more about him in "Meet the Managers."

                              FINANCIAL HIGHLIGHTS

The figures below have been audited by the fund's independent auditors, PricewaterhouseCoopers LLP, whose report on the fund's financial statements is included in the Annual Report.

-------------------------------------------------------------------------------------------------------
PERIOD ENDED:                                10/02       10/01       10/00       10/99        10/98
PER SHARE DATA
-------------------------------------------------------------------------------------------------------
Net asset value, beginning of period           $4.79      $11.54      $24.26       $8.59        $9.74
-------------------------------------------------------------------------------------------------------
Investment Operations:
Net investment loss                            (0.06)(1)    (0.12)     (0.42)      (0.10)       (0.07)(1)
Net gain (loss) on investments (both
 realized and unrealized) and foreign
 currency related items (both realized
 and unrealized)                               (0.92)      (4.73)      (8.64)      15.77        (1.08)
-------------------------------------------------------------------------------------------------------
 Total from investment operations              (0.98)      (4.85)      (9.06)      15.67        (1.15)
-------------------------------------------------------------------------------------------------------
Less Distributions:
Distributions from net realized gains             --       (2.02)      (3.75)         --           --
-------------------------------------------------------------------------------------------------------
 Total distributions                              --       (2.02)      (3.75)         --           --
-------------------------------------------------------------------------------------------------------
Redemption Fees:                                0.01        0.12        0.09          --           --
-------------------------------------------------------------------------------------------------------
Net asset value, end of period                 $3.82       $4.79      $11.54      $24.26        $8.59
-------------------------------------------------------------------------------------------------------
Total return(2)                               (20.25)%    (48.66)%    (40.04)%   182.42%     (11.81)%
-------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------
Net assets, end of period (000s omitted)     $74,694     $51,805    $177,080    $525,489      $40,519
Ratio of expenses to average net assets         1.75%       1.76%(3)     1.77%(3)     1.76%(3)      1.75%(3)
Ratio of net investment loss to average
 net assets                                    (1.30)%     (1.38)%     (1.41)%     (1.32)%      (0.76)%
Decrease reflected in above operating
 expense ratios due to
 waivers/reimbursements                         0.94%       0.77%       0.53%       0.45%        0.53%
Portfolio turnover rate                           69%         59%        118%        171%          76%
-------------------------------------------------------------------------------------------------------

(1) Per share information is calculated using the average shares outstanding method.
(2) Total returns are historical and assume changes in share price and reinvestments of all dividends and distributions. Had certain expenses not been reduced during the periods shown, total returns would have been lower.
(3) Interest earned on uninvested cash balances is used to offset portions of the transfer agent expense. These arrangements resulted in a reduction to the Common Class shares' net expense ratio by .01%, .02%, .01% and .00% for the years ending October 31, 2001, 2000, 1999 and 1998, respectively. The Common Class shares' net operating expense ratio after reflecting these arrangements were 1.75% for the years ending October 31, 2001, 2000, 1999 and 1998, respectively.

                                MORE ABOUT RISK
     INTRODUCTION

   The fund's goal and principal strategies largely determine its risk profile. You will find a concise description of the fund's risk profile in "Key Points." The discussion of the fund contains more detailed information. This section discusses other risks that may affect the fund.

   The fund may use certain investment practices that have higher risks associated with them. However, the fund has limitations and policies designed to reduce many of the risks. The "Certain Investment Practices" table describes these practices and the limitations on their use.

     TYPES OF INVESTMENT RISK

   The following risks are referred to throughout this Prospectus.

   CORRELATION RISK The risk that changes in the value of a hedging instrument will not match those of the investment being hedged.

   CREDIT RISK The issuer of a security or the counterparty to a contract may default or otherwise become unable to honor a financial obligation.

   CURRENCY RISK Fluctuations in exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign-currency-denominated investments and may widen any losses.

   EXPOSURE RISK The risk associated with investments (such as derivatives) or practices (such as short selling) that increase the amount of money a fund could gain or lose on an investment.

    - HEDGED Exposure risk could multiply losses generated by a derivative or practice used for hedging purposes. Such losses should be substantially offset by gains on the hedged investment. However, while hedging can reduce or eliminate losses, it can also reduce or eliminate gains.

    - SPECULATIVE To the extent that a derivative or practice is not used as a hedge, the fund is directly exposed to the risks of the derivative or practice. Gains or losses from speculative positions in a derivative may be much greater than the derivative's original cost. For example, potential losses from writing uncovered call options and from speculative short sales are unlimited.

   INFORMATION RISK Key information about an issuer, security or market may be inaccurate or unavailable.

   INTEREST-RATE RISK Changes in interest rates may cause a decline in the market value of an investment. With bonds and other fixed-income securities, a rise in interest rates typically causes a fall in values.

   LIQUIDITY RISK Certain fund securities may be difficult or impossible to sell at the time and the price that the fund would like. The fund may have to lower the price, sell other securities instead or forgo an investment opportunity. Any of these could have a negative effect on fund management or performance.

   MARKET RISK The market value of a security may fluctuate, sometimes rapidly and unpredictably. These fluctuations, which are often referred to as "volatility," may cause a security to be worth less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy, or the market as a whole. Market risk is common to most investments-including stocks and bonds, and the mutual funds that invest in them.

   OPERATIONAL RISK Some countries have less-developed securities markets (and related transaction, registration and custody practices) that could subject the fund to losses from fraud, negligence, delay or other actions.

   POLITICAL RISK Foreign governments may expropriate assets, impose capital or currency controls, impose punitive taxes, or nationalize a company or industry. Any of these actions could have a severe effect on security prices and impair the fund's ability to bring its capital or income back to the U.S. Other political risks include economic policy changes, social and political instability, military action and war.

   VALUATION RISK The lack of an active trading market may make it difficult to obtain an accurate price for a security held by the fund.

                       This page intentionally left blank

                          CERTAIN INVESTMENT PRACTICES

For each of the following practices, this table shows the applicable investment limitation. Risks are indicated for each practice.

KEY TO TABLE:

[X]    Permitted without limitation; does not indicate
       actual use
/20%/  Italic type (e.g., /20%/) represents an investment
       limitation as a percentage of NET fund assets; does
       not indicate actual use
20%    Roman type (e.g., 20%) represents an investment
       limitation as a percentage of TOTAL fund assets; does
       not indicate actual use
[ ]    Permitted, but not expected to be used to a
       significant extent
--     Not permitted


                                                              JAPAN
                                                              GROWTH
                                                               FUND
----------------------------------------------------------------------------
 INVESTMENT PRACTICE                                              LIMIT
----------------------------------------------------------------------------
BORROWING The borrowing of money from banks to meet
redemptions or for other temporary or emergency purposes.
Speculative exposure risk.                                             30%
----------------------------------------------------------------------------
COUNTRY/REGION FOCUS Investing a significant portion of fund assets in a single country or region. Market swings in the
targeted country or region will be likely to have a greater
effect on fund performance than they would in a more
geographically diversified equity fund. Currency, market,
political risks.                                                       [X]
----------------------------------------------------------------------------
CURRENCY TRANSACTIONS Instruments, such as options, futures, forwards or swaps, intended to manage fund exposure to
currency risk or to enhance total return. Options, futures
or forwards involve the right or obligation to buy or sell a given amount of foreign currency at a specified price and
future date. Swaps involve the right or obligation to
receive or make payments based on two different currency
rates. Correlation, credit, currency, hedged exposure,
liquidity, political, speculative exposure, valuation
risks.(1)                                                              [X]
----------------------------------------------------------------------------
EQUITY AND EQUITY RELATED SECURITIES Common stocks and other securities representing or related to ownership in a
company. May also include warrants, rights, options,
preferred stocks and convertible debt securities. These
investments may go down in value due to stock market
movements or negative company or industry events. Liquidity,
market, valuation risks.                                               [X]
----------------------------------------------------------------------------
FUTURES AND OPTIONS ON FUTURES Exchange-traded contracts
that enable the a fund to hedge against or speculate on
future changes in currency values, interest rates or stock
indexes. Futures obligate the fund (or give it the right, in the case of options) to receive or make payment at a
specific future time based on those future changes.(1)
Correlation, currency, hedged exposure, interest-rate,
market, speculative exposure risks.(2)                                 [ ]
----------------------------------------------------------------------------
INVESTMENT-GRADE DEBT SECURITIES Debt securities rated
within the four highest grades (AAA/Aaa through BBB/Baa) by
Standard & Poor's or Moody's rating service, and unrated
securities of comparable quality. Credit, interest-rate,
market risks.                                                         /20%/
----------------------------------------------------------------------------


                                                              JAPAN
                                                              GROWTH
                                                               FUND
----------------------------------------------------------------------------
 INVESTMENT PRACTICE                                              LIMIT
----------------------------------------------------------------------------
NON-INVESTMENT-GRADE DEBT SECURITIES Debt securities and
convertible securities rated below the fourth-highest grade
(BBB/Baa) by Standard & Poor's or Moody's rating service,
and unrated securities of comparable quality. Commonly
referred to as junk bonds. Credit, information, interest-
rate, liquidity, market, valuation risks.                              /5%/
----------------------------------------------------------------------------
OPTIONS Instruments that provide a right to buy (call) or
sell (put) a particular security, currency or index of
securities at a fixed price within a certain time period.
The fund may purchase or sell (write) both put and call
options for hedging or speculative purposes.(1) Correlation, credit, hedged exposure, liquidity, market, speculative
exposure risks.                                                        25%
----------------------------------------------------------------------------
RESTRICTED AND OTHER ILLIQUID SECURITIES Certain securities
with restrictions on trading, or those not actively traded.
May include private placements. Liquidity, market, valuation
risks.                                                                /10%/
----------------------------------------------------------------------------
SECURITIES LENDING Lending portfolio securities to financial institutions; a fund receives cash, U.S. government
securities or bank letters of credit as collateral. Credit,
liquidity, market risks.                                              33 1/3%
----------------------------------------------------------------------------
SMALL COMPANIES Companies with small relative market
capitalizations. Information, liquidity, market, valuation
risks.                                                                 [X]
----------------------------------------------------------------------------
SPECIAL-SITUATION COMPANIES Companies experiencing unusual
developments affecting their market values. Special
situations may include acquisition, consolidation,
reorganization, recapitalization, merger, liquidation,
special distribution, tender or exchange offer, or
potentially favorable litigation. Securities of a
special-situation company could decline in value and hurt
the fund's performance if the anticipated benefits of the
special situation do not materialize. Information, market
risks.                                                                 [X]
----------------------------------------------------------------------------
TEMPORARY DEFENSIVE TACTICS Placing some or all of the
fund's assets in investments such as money-market
obligations and investment-grade debt securities for
defensive purposes. Although intended to avoid losses in
adverse market, economic, political or other conditions,
defensive tactics might be inconsistent with the fund's
principal investment strategies and might prevent the fund
from achieving its goal.                                               [ ]
----------------------------------------------------------------------------


                                                              JAPAN
                                                              GROWTH
                                                               FUND
----------------------------------------------------------------------------
 INVESTMENT PRACTICE                                              LIMIT
----------------------------------------------------------------------------
WARRANTS Options issued by a company granting the holder the right to buy certain securities, generally common stock, at
a specified price and usually for a limited time. Liquidity,
market, speculative exposure risks.                                   /10%/
----------------------------------------------------------------------------
WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS The purchase
or sale of securities for delivery at a future date; market
value may change before delivery. Liquidity, market,
speculative exposure risks.                                            20%
----------------------------------------------------------------------------

(1) The fund is not obligated to pursue any hedging strategy and does not represent that these techniques are available now or will be available at any time in the future.
(2) The fund is limited to 5% of net assets for initial margin and premium amounts on futures positions considered to be speculative by the Commodity Futures Trading Commission.

                               MEET THE MANAGERS

The following individual is responsible for the day-to-day portfolio management of the fund:

P. NICHOLAS EDWARDS, Managing Director, has been Co-Portfolio Manager of the fund since fund inception. Mr. Edwards came to CSAM in 1999 as a result of Credit Suisse's acquisition of Warburg Pincus Asset Management (Warburg Pincus). Prior to joining Warburg Pincus in 1995, he served as a director at Jardine Fleming Investment Advisers in Tokyo. Mr. Edwards holds a B.A. in Oriental Studies and an M.A. in Economics from Wadham College, Oxford University, as well as an M.A. equivalent in Oriental Studies from Hiroshima University.

           Job titles indicate position with the investment adviser.

                              MORE ABOUT YOUR FUND

     SHARE VALUATION

   The price of your shares is also referred to as their net asset value (NAV).

   The NAV is determined at the close of regular trading on the New York Stock Exchange (NYSE) (currently 4 p.m. Eastern Time) each day the NYSE is open for business. It is calculated by dividing the Common Class's total assets, less its liabilities, by the number of Common Class shares outstanding.

   The fund values its securities based on market quotations when it calculates its NAV. If market quotations are not readily available, the fair value of the securities and other assets is determined in good faith by or under the direction of the Board of Directors. Debt obligations that will mature in 60 days or less are valued on the basis of amortized cost, unless it is determined that using this method would not reflect an investment's fair value.

   Some fund securities may be listed on foreign exchanges that are open on days (such as U.S. holidays) when the funds do not compute their prices. This could cause the value of the fund's portfolio investments to be affected by trading on days when you cannot buy or sell shares.

     ACCOUNT STATEMENTS

   In general, you will receive account statements or notices as follows:

 - after every transaction that affects your account balance (except for distribution reinvestments and automatic transactions)

 - after any changes of name or address of the registered owner(s)

 - otherwise, every calendar quarter

   You will receive annual and semiannual financial reports.

     DISTRIBUTIONS

   As an investor in the fund, you will receive distributions.

   The fund may earn dividends from stocks and interest from bond, money-market and other investments. These are passed along as dividend distributions. The fund realizes capital gains whenever it sells securities for a higher price than it paid for them. These are passed along as capital-gain distributions.

   The fund distributes dividends annually, usually in December. The fund distributes capital gains annually, usually in December. The fund may make additional distributions at other times if necessary for the fund to avoid a federal tax.

   Distributions will be reinvested in additional Common Class shares unless you choose on your account application to have a check for your distributions mailed to you or sent by electronic transfer.

   Estimated year-end distribution information, including record and payment dates, generally will be available late in the year at www.CreditSuisseFunds.com or by calling 800-927-2874. Investors are encouraged to consider the potential tax consequences of distributions prior to buying or selling shares of the fund.

     TAXES

   As with any investment, you should consider how your investment in the fund will be taxed. If your account is not a tax-advantaged retirement account, you should be especially aware of the following potential tax implications. Please consult your tax professional concerning your own tax situation.

TAXES ON DISTRIBUTIONS

   As long as the fund continues to meet the requirements for being a tax-qualified regulated investment company, it pays no federal income tax on the earnings and gains, if any, it distributes to shareholders.

   Distributions you receive from the fund, whether reinvested or taken in cash, are generally considered taxable. Distributions from the fund's long-term capital gains are taxed as long-term capital gains regardless of how long you have held fund shares. Distributions from other sources are generally taxed as ordinary income.

   If you buy shares shortly before or on the "record date"-the date that establishes you as the person to receive the upcoming distribution-you may receive a portion of the money you just invested in the form of a taxable distribution.

   The Form 1099-DIV that is mailed to you every January details your distributions and their federal tax category.

TAXES ON TRANSACTIONS

   Any time you sell or exchange shares, it is considered a taxable event for you. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or loss on the transaction. You are responsible for any tax liabilities generated by your transactions.

                                 BUYING SHARES

     OPENING AN ACCOUNT

   Your account application provides us with key information we need to set up your account correctly. It also lets you authorize services that you may find convenient in the future.

   If you need an application, call our Shareholder Service Center to receive one by mail or fax. Or you can download it from our Internet Web site: www.CreditSuisseFunds.com.

   You can make your initial investment by check or wire. The "By Wire" method in the table enables you to buy shares on a particular day at that day's closing NAV.

   The fund's Common Class shares are closed to new investors, other than (1) investors in employee retirement, stock, bonus, pension or profit sharing plans,
(2) investment advisory clients of CSAM, (3) certain registered investment advisers ("RIAs") and (4) certain broker-dealers and RIAs with clients participating in comprehensive fee programs. Any Common Class shareholder of the fund as of the close of business on December 12, 2001 can continue to buy Common Class shares of the fund and open new accounts under the same social security number.

   Prospective investors may be required to provide documentation to determine their eligibility to purchase Common Class shares.

     BUYING AND SELLING SHARES

   The fund is open on those days when the NYSE is open, typically Monday through Friday. If we receive your request in proper form by the close of the NYSE (usually 4 p.m. Eastern Time), your transaction will be priced at that day's NAV. If we receive it after that time, it will be priced at the next business day's NAV. "Proper form" means we have received a completed purchase application and payment for shares (as described in this Prospectus).

REDEMPTION FEE

   The fund imposes a 2.00% redemption fee (short-term trading fee) or Common Class fund shares redeemed or exchanged within 30 days from the date of purchase. This fee is calculated based on the shares' aggregate NAV on the date of redemption and deducted from the redemption proceeds. The fee is paid to the fund to offset costs associated with short-term trading. For purposes of computing the redemption fee, any shares purchased through reinvestment of dividends or distributions will be redeemed first without charging the fee, followed by shares held the longest.

   The fee does not apply to shares:

 - purchased by investment advisory clients of CSAM or any of its affiliates

 - purchased by wrap fee accounts

 - purchased by 401(k) plans, 403(b) plans, 457 plans or other employee benefit or retirement plans sponsored by an employer

 - acquired by the reinvestment of dividends or distributions

FINANCIAL-SERVICES FIRMS

   You can buy and sell fund shares through a variety of financial-services firms such as banks, brokers and financial advisors. The fund has authorized these firms (and other intermediaries that the firms may designate) to accept orders. When an authorized firm or its designee has received your order, it is considered received by the fund and will be priced at the next-computed NAV.

   Financial-services firms may charge transaction fees or other fees that you could avoid by investing directly with the fund. Financial services firms may impose their own requirements for minimum initial or subsequent investments or for minimum account balances required to keep your account open. Please read their program materials for any special provisions or additional service features that may apply to your investment.

   Some of the firms through which the fund is available include:

 - Charles Schwab & Co., Inc. Mutual Fund OneSource(R) service

 - Fidelity Brokerage Services, Inc. FundsNetwork(R) Program

 - TD Waterhouse Mutual Fund Network

MINIMUM INITIAL INVESTMENT

Regular account:            $2,500
IRAs:                       $  500
Transfers/Gifts to Minors:  $  500

   There is no minimum investment requirement for employees and clients of CSAM and its affiliates or for retirement plan programs. The fund reserves the right to modify or waive minimum initial investment requirements.

     ADDING TO AN ACCOUNT

   You can add to your account in a variety of ways, as shown in the table. If you want to use Automated Clearing House (ACH) transfer, be sure to complete the "ACH on Demand" section of the Common Class account application.

     INVESTMENT CHECKS

   Checks should be made payable in U.S. dollars to Credit Suisse Funds. Unfortunately, we cannot accept "starter" checks that do not have your name pre-printed on them. We also cannot accept checks payable to you or to another party and endorsed to the order of Credit Suisse Funds. These types of checks may be returned to you and your purchase order may not be processed.

                                 BUYING SHARES

           OPENING AN ACCOUNT                          ADDING TO AN ACCOUNT
BY CHECK
--------------------------------------------------------------------------------------
- Complete the New Account Application.      - Make your check payable to Credit
- For IRAs use the Universal IRA             Suisse Funds.
Application.                                 - Write the account number and the fund
- Make your check payable to Credit          name on your check.
  Suisse Funds.                              - Mail to Credit Suisse Funds.
- Write the fund name on the check.          - Minimum amount is $100.
- Mail to Credit Suisse Funds.
--------------------------------------------------------------------------------------
BY EXCHANGE
--------------------------------------------------------------------------------------
- Call our Shareholder Service Center to     - Call our Shareholder Service Center to
  request an exchange from another Credit      request an exchange from another Credit
  Suisse Fund. Be sure to read the             Suisse Fund.
  current Prospectus for the new fund.       - Minimum amount is $250.
  Also please observe the minimum initial    - If you do not have telephone
investment.                                  privileges, mail or fax a letter of
- If you do not have telephone                 instruction signed by all shareholders.
  privileges, mail or fax a letter of
  instruction signed by all shareholders.
--------------------------------------------------------------------------------------
BY WIRE
--------------------------------------------------------------------------------------
- Complete and sign the New Account          - Call our Shareholder Service Center by
  Application.                                 4 p.m. Eastern Time to inform us of the
- Call our Shareholder Service Center and      incoming wire. Please be sure to
  fax the signed New Account Application       specify your name, the account number
  by 4 p.m. Eastern Time.                      and the fund name on your wire advice.
- The Shareholder Service Center will        - Wire the money for receipt that day.
telephone you with your account number.      - Minimum amount is $500.
Please be sure to specify your name, the
account number and the fund name on your
wire advice.
- Wire your initial investment for
  receipt that day.
- Mail the original, signed application
  to Credit Suisse Funds.
This method is not available for IRAs.
--------------------------------------------------------------------------------------
BY ACH TRANSFER
--------------------------------------------------------------------------------------
- Cannot be used to open an account.         - Call our Shareholder Service Center to
                                               request an ACH transfer from your bank.
                                             - Your purchase will be effective at the
                                             next NAV calculated after we receive your
                                               order in proper form.
                                             - Minimum amount is $50.
                                             - Requires ACH on Demand privileges.

                                  800-927-2874
                        MONDAY-FRIDAY, 8 A.M.-6 P.M. ET

                                 SELLING SHARES

   SELLING SOME OR ALL OF YOUR SHARES                     CAN BE USED FOR
BY MAIL
--------------------------------------------------------------------------------------
Write us a letter of instruction that        - Accounts of any type.
includes:                                    - Sales of any amount.
- your name(s) and signature(s)              For IRAs please use the IRA Distribution
- the fund name and account number           Request Form.
- the dollar amount you want to sell
- how to send the proceeds
Obtain a signature guarantee or other
documentation, if required (see "Selling
Shares in Writing").
Mail the materials to Credit Suisse
Funds.
If only a letter of instruction is
required, you can fax it to the
Shareholder Service Center (unless a
signature guarantee is required).
--------------------------------------------------------------------------------------
BY EXCHANGE
--------------------------------------------------------------------------------------
- Call our Shareholder Service Center to     - Accounts with telephone privileges.
request an exchange into another Credit      If you do not have telephone privileges,
Suisse Fund. Be sure to read the current     mail or fax a letter of instruction to
Prospectus for the new fund. Also please     exchange shares.
observe the minimum initial investment.
--------------------------------------------------------------------------------------
BY PHONE
--------------------------------------------------------------------------------------
Call our Shareholder Service Center to       - Non-IRA accounts with telephone
request a redemption. You can receive the    privileges.
proceeds as:
- a check mailed to the address of record
  ($100 minimum)
- an ACH transfer to your bank ($50
minimum)
- a wire to your bank ($500 minimum)
See "By Wire or ACH Transfer" for
details.
--------------------------------------------------------------------------------------
BY WIRE OR ACH TRANSFER
--------------------------------------------------------------------------------------
- Complete the "Wire Instructions" or        - Non-IRA accounts with wire-redemption
  "ACH on Demand" section of your New        or ACH on Demand privileges.
  Account Application.                       - Requests by phone or mail.
- For federal-funds wires, proceeds will
  be wired on the next business day. For
  ACH transfers, proceeds will be
  delivered within two business days.

                                HOW TO REACH US

  SHAREHOLDER SERVICE CENTER
  Toll free: 800-927-2874
  Fax:     888-606-8252

  MAIL
  Credit Suisse Funds
  P.O. Box 55030
  Boston, MA 02205-5030

  OVERNIGHT/COURIER SERVICE
  Boston Financial Data Services, Inc.
  Attn: Credit Suisse Funds
  66 Brooks Drive
  Braintree, MA 02184

  INTERNET WEB SITE
  www.CreditSuisseFunds.com

                               WIRE INSTRUCTIONS

  State Street Bank and Trust Company
  ABA# 0110 000 28
  Attn: Mutual Funds/Custody Dept.
  [Credit Suisse Fund Name]
  DDA# 9904-649-2
  F/F/C: [Account Number and Account registration]

     SELLING SHARES IN WRITING

   Some circumstances require a written sell order, along with a signature guarantee. These include:

 - accounts whose address of record has been changed within the past 30 days

 - redemptions in certain large accounts (other than by exchange)

 - requests to send the proceeds to a different payee or address than on record

 - shares represented by certificates, which must be returned with your sell order

   A signature guarantee helps protect against fraud. You can obtain one from most banks or securities dealers, but not from a notary public.

     RECENTLY PURCHASED SHARES

   For fund shares purchased other than by bank wire, bank check, U.S. Treasury check, certified check or money order, the funds will delay payment of your cash redemption proceeds until the check or other purchase payment clears, which generally takes up to 10 calendar days from the day of purchase. At any time during this period, you may exchange into another fund. A redemption fee of 2.00% may be charged on the exchange.

     LOW-BALANCE ACCOUNTS

   If your account balance falls below the minimum required to keep it open due to redemptions or exchanges, the fund may ask you to increase your balance. If it is still below the minimum after 60 days, the fund may close your account and mail you the proceeds.

MINIMUM TO KEEP AN ACCOUNT OPEN

Regular account             $2,000
IRAs                        $  250
Transfers/Gifts to Minors   $  250

   The fund reserves the right to modify or waive this requirement. If the fund increases the minimum amount required to keep an account open, it will give current shareholders 15 days' notice of any increase.

                                  800-927-2874
                        MONDAY-FRIDAY, 8 A.M.-6 P.M. ET

                              SHAREHOLDER SERVICES

     AUTOMATIC SERVICES

   Buying or selling shares automatically is easy with the services described below. You can set up most of these services with your account application or by calling our Shareholder Service Center.

AUTOMATIC MONTHLY INVESTMENT PLAN

   For making automatic investments ($50 minimum) from a designated bank account.

AUTOMATIC WITHDRAWAL PLAN

   For making automatic monthly, quarterly, semiannual or annual withdrawals of $250 or more.

DISTRIBUTION SWEEP

   For automatically reinvesting your dividend and capital-gain distributions into another identical registered Credit Suisse Fund. Not available for IRAs.
     STATEMENTS AND REPORTS

   The fund produces financial reports, which include a list of the fund's portfolio holdings, semiannually and updates its prospectus annually. The fund generally does not hold shareholder meetings. To reduce expenses by eliminating duplicate mailings to the same address, the fund may choose to mail only one report, prospectus or proxy statement to your household, even if more than one person in the household has an account with the fund. Please call 800-927-2874 if you would like to receive additional reports, prospectuses or proxy statements.
     RETIREMENT PLANS

   Credit Suisse offers a range of tax-advantaged retirement accounts, including:

 - Traditional IRAs

 - Roth IRAs

 - Spousal IRAs

 - Rollover IRAs

 - SEP IRAs

   To transfer your IRA to Credit Suisse, use the IRA Transfer/Direct Rollover Form. If you are opening a new IRA, you will also need to complete the Universal IRA Application. Please consult your tax professional concerning your IRA eligibility and tax situation.
     TRANSFERS/GIFTS TO MINORS

   Depending on state laws, you can set up a custodial account under the Uniform Transfers to Minors Act (UTMA) or the Uniform Gifts to Minors Act (UGMA). Please consult your tax professional about these types of accounts.
     ACCOUNT CHANGES

   Call our Shareholder Service Center to update your account records whenever you change your address. The Shareholder Service Center can also help you change your account information or privileges.

                                 OTHER POLICIES

     TRANSACTION DETAILS

   You are entitled to capital-gain and earned-dividend distributions as soon as your purchase order is executed.

   Your purchase order will be canceled if you place a telephone order by 4 p.m. Eastern Time and we do not receive your wire that day. Your purchase order will be canceled and you may be liable for losses or fees incurred by the fund if your investment check or ACH transfer does not clear.

   If you wire money without first calling our Shareholder Service Center to place an order, and your wire arrives after the close of regular trading on the NYSE, then your order will not be executed until the end of the next business day. In the meantime, your payment will be held uninvested. Your bank or other financial-services firm may charge a fee to send or receive wire transfers.

   While we monitor telephone-servicing resources carefully, during periods of significant economic or market change it may be difficult to place orders by telephone.

   Uncashed redemption or distribution checks do not earn interest.

     SPECIAL SITUATIONS

   The fund reserves the right to:

 - refuse any purchase or exchange request, including those from any person or group who, in the fund's view, is likely to engage in excessive trading. For exchanges, your redemption will be priced at the next computed NAV. In determining whether to accept or reject a purchase or exchange request, the fund considers the historical trading activity of the account making the trade, as well as the potential impact of any specific transaction on the fund and its shareholders

 - change or discontinue its exchange privilege after 60 days' notice to current investors, or temporarily suspend this privilege during unusual market conditions

 - charge a wire-redemption fee

 - make a "redemption in kind"-payment in portfolio securities rather than cash-for certain large redemption amounts that could hurt fund operations

                                  800-927-2874
                        MONDAY-FRIDAY, 8 A.M.-6 P.M. ET

 - suspend redemptions or postpone payment dates as permitted by law (such as during periods other than weekends or holidays when the NYSE is closed or trading on the NYSE is restricted, or any other time that the SEC permits)

 - stop offering its shares for a period of time (such as when management believes that a substantial increase in assets could adversely affect it)

                                  800-927-2874
                        MONDAY-FRIDAY, 8 A.M.-6 P.M. ET

                               OTHER INFORMATION

     ABOUT THE DISTRIBUTOR

   Credit Suisse Asset Management Securities, Inc. (CSAMSI), an affiliate of CSAM, is responsible for:

 - making the fund available to you

 - account servicing and maintenance

 - other administrative services related to sale of the Common Class shares

   The fund has adopted a Rule 12b-1 shareholder-servicing and distribution plan to compensate CSAMSI for providing certain shareholder and other services related to the sale of the Common Class shares. Under the plan, the distributor is paid 0.25% of the average daily net assets of the fund's Common Class shares. Because the fees are paid out of the fund's assets on an ongoing basis, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges. CSAMSI, CSAM or their affiliates may make additional payments out of their own resources to firms offering Common Class shares for providing administration, subaccounting, transfer agency and/or other services. Under certain circumstances, the fund may reimburse a portion of these payments.

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                                       34

                       This page intentionally left blank

                              FOR MORE INFORMATION

   More information about the fund is available free upon request, including the following:

     ANNUAL/SEMIANNUAL REPORTS TO SHAREHOLDERS

   Includes financial statements, portfolio investments and detailed performance information.

   The Annual Report also contains a letter from the fund's manager discussing market conditions and investment strategies that significantly affected fund performance during its past fiscal year.

     OTHER INFORMATION

   A current Statement of Additional Information (SAI), which provides more detail about the fund, is on file with the Securities and Exchange Commission
(SEC) and is incorporated by reference.

   You may visit the SEC's Internet Web site (www.sec.gov) to view the SAI, material incorporated by reference, and other information. You can also obtain copies by visiting the SEC's Public Reference Room in Washington, DC (phone 202-942-8090) or by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, DC 20549-0102 or electronically at publicinfo@sec.gov.

   Please contact Credit Suisse Funds to obtain, without charge, the SAI, Annual and Semiannual Reports and portfolio holdings and other information, and to make shareholder inquiries:

BY TELEPHONE:
   800-927-2874

BY FACSIMILE:
   888-606-8252

BY MAIL:
   Credit Suisse Funds
   P.O. Box 55030
   Boston, MA 02205-5030

BY OVERNIGHT OR COURIER SERVICE:
   Boston Financial Data Services, Inc.
   Attn: Credit Suisse Funds
   66 Brooks Drive
   Braintree, MA 02184

ON THE INTERNET:
   www.CreditSuisseFunds.com

SEC FILE NUMBERS:

Credit Suisse Japan Growth Fund                                        811-07371

P.O. BOX 55030, BOSTON, MA 02205-5030      [CREDIT SUISSE ASSET MANAGEMENT LOGO]
800-927-2874 - www.CreditSuisseFunds.com

CREDIT SUISSE ASSET MANAGEMENT SECURITIES, INC., DISTRIBUTOR.       WPJPN-1-0203

                                           [CREDIT SUISSE ASSET MANAGEMENT LOGO]

             CREDIT SUISSE FUNDS
             Prospectus

             CLASS A SHARES
             February 28, 2003

                        - CREDIT SUISSE
                         JAPAN GROWTH FUND

           As with all mutual funds, the Securities and Exchange
           Commission has not approved this fund, nor has it passed upon the adequacy or accuracy of this Prospectus. It is a criminal offense to state otherwise.

           Credit Suisse Funds are advised by Credit Suisse Asset
           Management, LLC.

                           CONTENTS

KEY POINTS........................................           4
   Goals and Principal Strategies.................           4
   A Word About Risk..............................           4
   Investor Profile...............................           5

PERFORMANCE SUMMARY...............................           6
   Year-by-Year Total Returns.....................           6
   Average Annual Total Returns...................           7

INVESTOR EXPENSES.................................           8
   Fees and Fund Expenses.........................           8
   Example........................................           9

THE FUND IN DETAIL................................          10
   The Management Firms...........................          10
   Fund Information Key...........................          11
   Goal and Strategies............................          11
   Portfolio Investments..........................          12
   Risk Factors...................................          12
   Portfolio Management...........................          12
   Financial Highlights...........................          13
MORE ABOUT RISK...................................          14
   Introduction...................................          14
   Types of Investment Risk.......................          14
   Certain Investment Practices...................          16

MEET THE MANAGERS.................................          18

MORE ABOUT YOUR FUND..............................          19
   Share Valuation................................          19
   Distributions..................................          19
   Taxes..........................................          19
   Statements and Reports.........................          20

BUYING AND SELLING SHARES.........................          21

SHAREHOLDER SERVICES..............................          23

OTHER POLICIES....................................          24

OTHER SHAREHOLDER INFORMATION.....................          25

OTHER INFORMATION.................................          28
   About the Distributor..........................          28

FOR MORE INFORMATION..............................  back cover

                                   KEY POINTS

                         GOALS AND PRINCIPAL STRATEGIES


-------------------------------------------------------------------------------------
GOAL                   PRINCIPAL STRATEGIES                  PRINCIPAL RISK FACTORS
-------------------------------------------------------------------------------------
Long-term growth of    - Invests at least 80% of its         - Country focus
capital                  assets, plus any borrowings for     - Foreign securities
                         investment purposes, in equity      - Market risk
                         securities of Japanese companies    - Non-diversified status
                       - May invest in companies of any
                         size
                       - May look for companies with
                         attractive growth potential
                         or companies whose equity
                         securities appear undervalued
-------------------------------------------------------------------------------------


     A WORD ABOUT RISK

   All investments involve some level of risk. Simply defined, risk is the possibility that you will lose money or not make money.

   Principal risk factors for the fund are discussed below. Before you invest, please make sure you understand the risks that apply to your fund. As with any mutual fund, you could lose money over any period of time.

   Investments in the fund are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

COUNTRY FOCUS

   Focusing on a single country involves increased currency, political, regulatory and other risks. Market swings in the targeted country (Japan) likely will have a greater effect on fund performance than they would in a more geographically diversified equity fund.

FOREIGN SECURITIES

   A fund that invests outside the U.S. carries additional risks that include:

 - CURRENCY RISK Fluctuations in exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign-currency-denominated investments and may widen any losses. Although the fund may seek to reduce currency risk by hedging part or all of its exposure to the various foreign currencies, it is not required to do so.

 - INFORMATION RISK Key information about an issuer, security or market may be inaccurate or unavailable.

 - POLITICAL RISK Foreign governments may expropriate assets, impose capital or currency controls, impose punitive taxes, or nationalize a company or industry. Any of these actions could have a severe effect on security prices and impair the fund's ability to bring its capital or income back to the U.S. Other political risks include economic policy changes, social and political instability, military action and war.

MARKET RISK

   The market value of a security may fluctuate, sometimes rapidly and unpredictably. These fluctuations, which are often referred to as

"volatility," may cause a security to be worth less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy, or the market as a whole. Market risk is common to most investments-including stocks and bonds, and the mutual funds that invest in them.

NON-DIVERSIFIED STATUS

   The fund is considered a non-diversified investment company under the Investment Company Act of 1940 and is permitted to invest a greater proportion of its assets in the securities of a smaller number of issuers. As a result, the fund may be subject to greater volatility with respect to its portfolio securities than a fund that is more broadly diversified.

     INVESTOR PROFILE

   THIS FUND IS DESIGNED FOR INVESTORS WHO:

 - have longer time horizons

 - are willing to assume the risk of losing money in exchange for attractive potential long-term returns

 - are investing for growth or capital appreciation

 - are seeking access to the Japanese market, which can be less accessible to individual investors

   IT MAY NOT BE APPROPRIATE IF YOU:

 - are investing for a shorter time horizon

 - are uncomfortable with an investment that has a higher degree of volatility

 - are looking for income

   You should base your selection of a fund on your own goals, risk preferences and time horizon.

                     PERFORMANCE SUMMARY
The bar chart below and the table on the next page provide an indication of the risks of investing in the fund. The bar chart shows you how the fund's performance has varied from year to year for up to 10 years. Sales loads are not reflected in the returns; if they were, returns would be lower. Sales loads are reflected in the returns shown on the next page. The table compares the fund's performance (before and after taxes) over time to that of a broad based securities market index. As with all mutual funds, past performance (before and after taxes) is not a prediction of the future.

                           YEAR-BY-YEAR TOTAL RETURNS

YEAR ENDED 12/31:          [JAPAN GROWTH FUND GRAPH]            2002

                                                          JAPAN GROWTH FUND
                                                          -----------------
2002                                                           -28.21


  Best quarter: 5.18% (Q1 02)
  Worst quarter: -18.61% (Q3 02)
  Inception date: 11/30/01

                          AVERAGE ANNUAL TOTAL RETURNS

                                                            ONE YEAR    LIFE OF    INCEPTION
                  PERIOD ENDED 12/31/02:                      2002       FUND        DATE
 RETURN BEFORE TAXES                                        -32.37%     -29.26%    11/30/01
 RETURN AFTER TAXES ON DISTRIBUTIONS                        -32.37%     -29.26%
 RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND
 SHARES                                                     -19.87%     -23.34%
 TOPIX(1) (REFLECTS NO DEDUCTIONS FOR FEES, EXPENSES OR
 TAXES)                                                     -17.94%     -15.46%

(1) The Tokyo Stock Exchange (TOPIX) Index is an unmanaged capitalization-weighted index designed to reflect the general directional movement of the Japanese equity market. It consists of all shares listed on the First Section of the Tokyo Stock Exchange, which is generally reserved for Japan's larger companies, and is denominated in U.S. dollars.

                           UNDERSTANDING PERFORMANCE

- TOTAL RETURN tells you how much an investment in the fund has changed in value over a given time period. It assumes that all dividends and capital gains (if any) were reinvested in additional shares. The change in value can be stated either as a cumulative return or as an average annual rate of return.

- A CUMULATIVE TOTAL RETURN is the actual return of an investment for a specified period. The year-by-year total returns in the bar chart are examples of one-year cumulative total returns.

- An AVERAGE ANNUAL TOTAL RETURN applies to periods longer than one year. It smoothes out the variations in year-by-year performance to tell you what constant annual return would have produced the investment's actual cumulative return. This gives you an idea of an investment's annual contribution to your portfolio, assuming you held it for the entire period.

- Because of compounding, the average annual total returns in the table cannot be computed by averaging the returns in the bar chart.

- AFTER-TAX RETURNS are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                      INVESTOR EXPENSES

                             FEES AND FUND EXPENSES

This table describes the fees and expenses you may pay as a shareholder. Annual fund operating expense figures are expected amounts for the fiscal year ending October 31, 2003.

------------------------------------------------------------------------------
SHAREHOLDER FEES
(paid directly from your investment)
------------------------------------------------------------------------------
Maximum sales charge (load) imposed on purchases (as a
 percentage of offering price)                                 5.75%(1)
------------------------------------------------------------------------------
Maximum deferred sales charge (load) (as a percentage of
 original purchase price or redemption proceeds, as
 applicable)                                                       NONE
------------------------------------------------------------------------------
Maximum sales charge (load) on reinvested distributions (as
 a percentage of offering price)                                   NONE
------------------------------------------------------------------------------
Redemption fees                                                    NONE
------------------------------------------------------------------------------
Exchange fees                                                      NONE
------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (deducted from fund assets)
------------------------------------------------------------------------------
Management fee                                                    1.25%
------------------------------------------------------------------------------
Distribution and service (12b-1) fee                              0.25%
------------------------------------------------------------------------------
Other expenses                                                    1.19%
------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES(2)                           2.69%
------------------------------------------------------------------------------

(1) The maximum sales charge imposed is reduced for larger purchases. Purchases of $1,000,000 or more are not subject to an initial sales charge but may be subject to a 1% CDSC (Contingent Deferred Sales Charge) on redemptions made within one year of purchase. See "Other Shareholder Information."
(2) Expected fees and expenses for the fiscal year ending October 31, 2003 (after waivers and expense reimbursements or credits) are shown below. Waivers and expense reimbursements are voluntary and may be reduced or discontinued at any time.

    EXPENSES AFTER WAIVERS
    AND REIMBURSEMENTS
    Management fee                                                       .31%
    Distribution and service (12b-1) fee                                 .25%
    Other expenses                                                      1.19%
                                                                         ----
    NET ANNUAL FUND OPERATING EXPENSES                                  1.75%

                                    EXAMPLE

This example may help you compare the cost of investing in the fund with the cost of investing in other mutual funds. Because it uses hypothetical conditions, your actual costs may be higher or lower.

Assume you invest $10,000, the fund returns 5% annually, expense ratios remain as listed in the first table above (before fee waivers and expense reimbursements or credits), and you close your account at the end of each of the time periods shown. Based on these assumptions, your cost would be:

---------------------------------------------------------------------------------------------
                                  ONE YEAR       THREE YEARS    FIVE YEARS     TEN YEARS
---------------------------------------------------------------------------------------------
CLASS A (WITH OR WITHOUT
  REDEMPTION)                          $831          $1,362         $1,918         $3,423
---------------------------------------------------------------------------------------------

                      THE FUND IN DETAIL
     THE MANAGEMENT FIRMS

CREDIT SUISSE ASSET
MANAGEMENT, LLC
466 Lexington Avenue
New York, NY 10017

 - Investment adviser for the fund

 - Responsible for managing the fund's assets according to its goal and strategies and supervising the activities of the sub-investment advisers for the fund

 - A member of Credit Suisse Asset Management, the institutional and mutual fund asset management arm of Credit Suisse First Boston, the investment banking business unit of Credit Suisse Group (Credit Suisse). Under the management of Credit Suisse First Boston, Credit Suisse Asset Management provides asset management products and services to global corporate, institutional and government clients

 - Credit Suisse Asset Management companies manage approximately $55.8 billion in the U.S. and $284.3 billion globally

 - Credit Suisse Asset Management has offices in 14 countries, including SEC-registered offices in New York, London, Sydney and Tokyo; other offices (such as those in Budapest, Frankfurt, Milan, Moscow, Paris, Prague, Warsaw and Zurich) are not registered with the U.S. Securities and Exchange Commission

   For the 2002 fiscal year, the Japan Growth Fund paid CSAM 0.31% of its average net assets for advisory services.

   For easier reading, Credit Suisse Asset Management, LLC will be referred to as "CSAM" or "we" throughout this Prospectus.

CREDIT SUISSE ASSET
MANAGEMENT LIMITED
Shiroyama JT Mori Bldg. 3-1
Toranomon 4-Chome
Minato-Ku
Tokyo 105-6026
Japan

 - Sub-investment adviser for the fund

 - Responsible for assisting CSAM in the management of the fund's international assets according to its goal and strategies

 - Also a member of Credit Suisse Asset Management

CREDIT SUISSE ASSET
MANAGEMENT LIMITED
Level 32 Gateway
1 Macquarie Place
Sydney 2001
Australia

 - Sub-investment adviser for the fund

 - Responsible for assisting CSAM in the management of the fund's international assets according to its goal and strategies

 - Also a member of Credit Suisse Asset Management

     FUND INFORMATION KEY

   A concise description of the fund follows. The description provides the following information about the fund.

GOAL AND STRATEGIES

   The fund's particular investment goal and the strategies it intends to use in pursuing that goal. Percentages of fund assets are based on total assets unless indicated otherwise.

PORTFOLIO INVESTMENTS

   The principal types of securities in which the fund invests. Secondary investments are described in "More About Risk."

RISK FACTORS

   The principal risk factors associated with the fund. Additional risk factors are included in "More About Risk."

PORTFOLIO MANAGEMENT

   The individual designated by the investment adviser to handle the fund's day-to-day management.

FINANCIAL HIGHLIGHTS

   A table showing the fund's audited financial performance for up to five years.

 - TOTAL RETURN How much you would have earned on an investment in the fund, assuming you had reinvested all dividend and capital-gain distributions.

 - PORTFOLIO TURNOVER An indication of trading frequency. The fund may sell securities without regard to the length of time they have been held. A high turnover rate may increase the fund's transaction costs and negatively affect its performance. Portfolio turnover may also result in capital-gain distributions that could raise your income-tax liability.

   The Annual Report includes the auditor's report, along with the fund's financial statements. It is available free upon request.


     GOAL AND STRATEGIES

   The fund seeks long-term growth of capital. To pursue this goal, it invests in equity securities of growth companies located in or conducting a majority of their business in Japan.

   CSAM believes that the Japanese industry is in an important period of deregulation and restructuring. By investing in growth companies positioned to benefit from the dynamic structural changes taking place in the Japanese industrial system, the fund intends to provide investors with an opportunity to participate in these developments.

   In choosing equity securities, the fund's portfolio managers seek to identify Japanese companies with attractive growth potential. The managers also look for companies whose equity securities appear undervalued based on factors such as earnings or assets. The fund may invest in companies of any size, whether traded on an exchange or over-the-counter.

   Under normal market conditions, the fund will invest at least 80% of its assets, plus any borrowings for investment purposes, in equity securities of Japanese issuers. The fund's 80% investment policy is non-fundamental and may be changed by the Board of Directors of the fund upon at least 60 days' notice to shareholders before any such change becomes effective. The remaining portion may be invested in securities of other Asian issuers. Except for temporary defensive purposes, the fund does not intend to invest in securities of non-Asian issuers.


     PORTFOLIO INVESTMENTS

   The fund's equity holdings may include:

 - common and preferred stocks

 - rights and warrants

 - securities convertible into or exchangeable for common stocks

 - American Depository Receipts ("ADRs")

   To a limited extent, the fund may also engage in other investment practices.


     RISK FACTORS

   The fund's principal risk factors are:

 - country focus

 - foreign securities

 - market risk

 - non-diversified status

   The value of your investment generally will fluctuate in response to the Japanese stock market. Because the fund invests internationally, it carries additional risks, including currency, information and political risks. These risks are defined in "More About Risk."

   Targeting a single country could hurt the fund's performance or may cause the fund to be more volatile than a more geographically diversified equity fund. Fund performance is closely tied to economic and political conditions within Japan. In addition, non-diversification might cause the fund to be more volatile than a diversified mutual fund.

   To the extent that the fund invests in smaller companies or special-situation companies, it takes on further risks that could hurt its performance. "More About Risk" details these and certain other investment practices the fund may use. Please read that section carefully before you invest.


     PORTFOLIO MANAGEMENT

   P. Nicholas Edwards manages the fund's investment portfolio. You can find out more about him in "Meet the Managers."

                              FINANCIAL HIGHLIGHTS

The figures below have been audited by the fund's independent auditors, PricewaterhouseCoopers LLP, whose report on the fund's financial statements is included in the fund's Annual Report.

  ------------------------------------------------------------------------
  PERIOD ENDED:                                                   10/02(1)
  PER SHARE DATA
  ------------------------------------------------------------------------
  Net asset value, beginning of period                             $ 5.14
  ------------------------------------------------------------------------
  Investment operations:
  Net investment loss                                               (0.05)(2)
  Net loss on investments and foreign currency related items
   (both realized and unrealized)                                   (1.29)
  ------------------------------------------------------------------------
   Total from investment operations                                 (1.34)
  ------------------------------------------------------------------------
  Net asset value, end of period                                   $ 3.80
  ------------------------------------------------------------------------
  Total return                                                     (26.07)%(3)
  ------------------------------------------------------------------------
  RATIOS AND SUPPLEMENTAL DATA
  ------------------------------------------------------------------------
  Net assets, end of period (000s omitted)                            $83
  Ratio of expenses to average net assets                            1.75%(4)
  Ratio of net investment loss to average net assets                (1.05)%(4)
  Decrease reflected in above operating expense ratios due to
   waivers/reimbursements                                            0.79%(4)
  Portfolio turnover rate                                              69%
  ------------------------------------------------------------------------

(1) For the period November 30, 2001 (inception date) through October 31, 2002.
(2) Per share information is calculated using the average shares outstanding method.
(3) Total returns are historical and assume changes in share price, reinvestments of all dividends and distributions, and no sales charge. Had certain expenses not been reduced during the period shown, total returns would have been lower. Total returns for periods less than one year are not annualized.
(4) Annualized.

                       MORE ABOUT RISK
     INTRODUCTION

   The fund's goal and principal strategies largely determine its risk profile. You will find a concise description of the fund's risk profile in "Key Points." The discussion of the fund contains more detailed information. This section discusses other risks that may affect the fund.

   The fund may use certain investment practices that have higher risks associated with them. However, the fund has limitations and policies designed to reduce many of the risks. The "Certain Investment Practices" table describes these practices and the limitations on their use.


     TYPES OF INVESTMENT RISK

   The following risks are referred to throughout this Prospectus.

   CORRELATION RISK The risk that changes in the value of a hedging instrument will not match those of the investment being hedged.

   CREDIT RISK The issuer of a security or the counterparty to a contract may default or otherwise become unable to honor a financial obligation.

   CURRENCY RISK Fluctuations in exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign-currency-denominated investments and may widen any losses.

   EXPOSURE RISK The risk associated with investments (such as derivatives) or practices (such as short selling) that increase the amount of money the fund could gain or lose on an investment.

    - HEDGED Exposure risk could multiply losses generated by a derivative or practice used for hedging purposes. Such losses should be substantially offset by gains on the hedged investment. However, while hedging can reduce or eliminate losses, it can also reduce or eliminate gains.

    - SPECULATIVE To the extent that a derivative or practice is not used as a hedge, the fund is directly exposed to the risks of the derivative or practice. Gains or losses from speculative positions in a derivative may be much greater than the derivative's original cost. For example, potential losses from writing uncovered call options and from speculative short sales are unlimited.

   INFORMATION RISK Key information about an issuer, security or market may be inaccurate or unavailable.

   INTEREST-RATE RISK Changes in interest rates may cause a decline in the market value of an investment. With bonds and other fixed-income securities, a rise in interest rates typically causes a fall in values.

   LIQUIDITY RISK Certain fund securities may be difficult or impossible to sell at the time and the price that the fund would like. The fund may have to lower the price, sell other securities instead or forgo an investment opportunity. Any of these could have a negative effect on fund management or performance.

   MARKET RISK The market value of a security may fluctuate, sometimes rapidly and unpredictably. These fluctuations, which are often referred to as "volatility," may cause a security to be worth less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy, or the market as a whole. Market risk is common to most investments-including stocks and bonds, and the mutual funds that invest in them.

   OPERATIONAL RISK Some countries have less-developed securities markets (and related transaction, registration and custody practices) that could subject the fund to losses from fraud, negligence, delay or other actions.

   POLITICAL RISK Foreign governments may expropriate assets, impose capital or currency controls, impose punitive taxes, or nationalize a company or industry. Any of these actions could have a severe effect on security prices and impair the fund's ability to bring its capital or income back to the U.S. Other political risks include economic policy changes, social and political instability, military action and war.

   VALUATION RISK The lack of an active trading market may make it difficult to obtain an accurate price for a security held by the fund.

                          CERTAIN INVESTMENT PRACTICES

For each of the following practices, this table shows the applicable investment limitation. Risks are indicated for each practice.

KEY TO TABLE:

[ ]    Permitted without limitation; does not indicate actual use
/20%/  Italic type (e.g., 20%) represents an investment limitation as a percentage of NET fund assets; does not indicate actual use
20%    Roman type (e.g., 20%) represents an investment limitation as a percentage of TOTAL fund assets; does not indicate
       actual use
[-]    Permitted, but not expected to be used to a significant
       extent
--     Not permitted

------------------------------------------------------------------------
 INVESTMENT PRACTICE                                              LIMIT
------------------------------------------------------------------------
BORROWING The borrowing of money from banks to meet
redemptions or for other temporary or emergency purposes.
Speculative exposure risk.                                         30%
------------------------------------------------------------------------
COUNTRY/REGION FOCUS Investing a significant portion of fund assets in a single country or region. Market swings in the
targeted country or region will be likely to have a greater
effect on fund performance than they would in a more
geographically diversified equity fund. Currency, market,
political risks.                                                   [ ]
------------------------------------------------------------------------
CURRENCY TRANSACTIONS Instruments, such as options, futures, forwards or swaps, intended to manage fund exposure to
currency risk or to enhance total return. Options, futures
or forwards involve the right or obligation to buy or sell a given amount of foreign currency at a specified price and
future date. Swaps involve the right or obligation to
receive or make payments based on two different currency
rates. Correlation, credit, currency, hedged exposure,
liquidity, political, speculative exposure, valuation
risks.(1)                                                          [ ]
------------------------------------------------------------------------
EQUITY AND EQUITY RELATED SECURITIES Common stocks and other securities representing or related to ownership in a
company. May also include warrants, rights, options,
preferred stocks and convertible debt securities. These
investments may go down in value due to stock market
movements or negative company or industry events. Liquidity,
market, valuation risks.                                           [ ]
------------------------------------------------------------------------
FUTURES AND OPTIONS ON FUTURES Exchange-traded contracts
that enable the fund to hedge against or speculate on future changes in currency values, interest rates or stock indexes.
Futures obligate the fund (or give it the right, in the case of options) to receive or make payment at a specific future
time based on those future changes.(1) Correlation,
currency, hedged exposure, interest-rate, market,
speculative exposure risks.(2)                                     [-]
------------------------------------------------------------------------
INVESTMENT-GRADE DEBT SECURITIES Debt securities rated
within the four highest grades (AAA/Aaa through BBB/Baa) by
Standard & Poor's or Moody's rating service, and unrated
securities of comparable quality. Credit, interest-rate,
market risks.                                                     /20%/
------------------------------------------------------------------------
NON-INVESTMENT-GRADE DEBT SECURITIES Debt securities and
convertible securities rated below the fourth-highest grade
(BBB/Baa) by Standard & Poor's or Moody's rating service,
and unrated securities of comparable quality. Commonly
referred to as junk bonds. Credit, information,
interest-rate, liquidity, market, valuation risks.                 /5%/
------------------------------------------------------------------------

------------------------------------------------------------------------
 INVESTMENT PRACTICE                                              LIMIT
------------------------------------------------------------------------
OPTIONS Instruments that provide a right to buy (call) or
sell (put) a particular security, currency or index of
securities at a fixed price within a certain time period.
The fund may purchase or sell (write) both put and call
options for hedging or speculative purposes.(1) Correlation, credit, hedged exposure, liquidity, market, speculative
exposure risks.                                                    25%
------------------------------------------------------------------------
RESTRICTED AND OTHER ILLIQUID SECURITIES Certain securities
with restrictions on trading, or those not actively traded.
May include private placements. Liquidity, market, valuation
risks.                                                            /10%/
------------------------------------------------------------------------
SECURITIES LENDING Lending portfolio securities to financial institutions; a fund receives cash, U.S. government
securities or bank letters of credit as collateral. Credit,
liquidity, market risks.                                          33 1/3%
------------------------------------------------------------------------
SMALL COMPANIES Companies with small relative market
capitalizations. Information, liquidity, market, valuation
risks.                                                             [ ]
------------------------------------------------------------------------
SPECIAL-SITUATION COMPANIES Companies experiencing unusual
developments affecting their market values. Special
situations may include acquisition, consolidation,
reorganization, recapitalization, merger, liquidation,
special distribution, tender or exchange offer, or
potentially favorable litigation. Securities of a
special-situation company could decline in value and hurt
the fund's performance if the anticipated benefits of the
special situation do not materialize. Information, market
risks.                                                             [ ]
------------------------------------------------------------------------
TEMPORARY DEFENSIVE TACTICS Placing some or all of the
fund's assets in investments such as money-market
obligations and investment-grade debt securities for
defensive purposes. Although intended to avoid losses in
adverse market, economic, political or other conditions,
defensive tactics might be inconsistent with the fund's
principal investment strategies and might prevent a fund
from achieving its goal.                                           [-]
------------------------------------------------------------------------
WARRANTS Options issued by a company granting the holder the right to buy certain securities, generally common stock, at
a specified price and usually for a limited time. Liquidity,
market, speculative exposure risks.                               /10%/
------------------------------------------------------------------------
WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS The purchase
or sale of securities for delivery at a future date; market
value may change before delivery. Liquidity, market,
speculative exposure risks.                                        20%
------------------------------------------------------------------------

(1)The fund is not obligated to pursue any hedging strategy and does not represent that these techniques are available now or will be available at any time in the future.
(2)The fund is limited to 5% of net assets for initial margin and premium amounts on futures positions considered to be speculative by the Commodity Futures Trading Commission.

                      MEET THE MANAGERS
The following individual is responsible for the day-to-day portfolio management of the fund:

P. NICHOLAS EDWARDS, Managing Director, has been Co-Portfolio Manager of the fund since fund inception. Mr. Edwards came to CSAM in 1999 as a result of Credit Suisse's acquisition of Warburg Pincus Asset Management, Inc. (Warburg Pincus). Prior to joining Warburg Pincus in 1995, he served as a director at Jardine Fleming Investment Advisers in Tokyo. Mr. Edwards holds a B.A. in Oriental Studies and an M.A. in Economics from Wadham College, Oxford University, as well as an M.A. equivalent in Oriental Studies from Hiroshima University.

           Job titles indicate position with the investment adviser.

                     MORE ABOUT YOUR FUND
     SHARE VALUATION

   The price of your shares is also referred to as their net asset value (NAV).

   The NAV of each class of the fund is determined at the close of regular trading on the New York Stock Exchange (NYSE) (usually 4 p.m. Eastern Time) each day the NYSE is open for business. It is calculated by dividing the total assets of each class of the fund, less its liabilities, by the number of shares outstanding in each class.

   The fund values its securities based on market quotations when it calculates its NAV. If market quotations are not readily available, the fair value of the securities and other assets is determined in good faith by or under the direction of the Board of Directors. Debt obligations that will mature in 60 days or less are valued on the basis of amortized cost, unless it is determined that using this method would not reflect an investment's fair value.

   Some fund securities may be listed on foreign exchanges that are open on days (such as U.S. holidays) when the funds do not compute their prices. This could cause the value of the fund's portfolio investments to be affected by trading on days when you cannot buy or sell shares.


     DISTRIBUTIONS

   As an investor in the fund, you will receive distributions.

   The fund may earn dividends from stocks and interest from bond, money-market and other investments. These are passed along as dividend distributions. The fund realizes capital gains whenever it sells securities for a higher price than it paid for them. These are passed along as capital-gain distributions.

   The fund typically distributes dividends and capital gains annually, usually in December. The fund may make additional distributions at other times if necessary for the fund to avoid a federal tax.

   Estimated year-end distribution information, including record and payment dates, generally will be available late in the year from your broker-dealer, financial intermediary or financial institution (each a "financial representative") or by calling 800-927-2874. Investors are encouraged to consider the potential tax consequences of distributions prior to buying or selling shares of the fund.


     TAXES

   As with any investment, you should consider how your investment in the fund will be taxed. If your account is not a tax-advantaged retirement account, you should be especially aware of the following potential tax implications.

Please consult your tax professional concerning your own tax situation.

TAXES ON DISTRIBUTIONS

   As long as the fund continues to meet the requirements for being a tax-qualified regulated investment company, it pays no federal income tax on the earnings and gains, if any, it distributes to shareholders.

   Distributions you receive from the fund, whether reinvested or taken in cash, are generally considered taxable. Distributions from the fund's long-term capital gains are taxed as long-term capital gains regardless of how long you have held fund shares. Distributions from other sources are generally taxed as ordinary income.

   If you buy shares shortly before or on the "record date"-the date that establishes you as the person to receive the upcoming distribution-you may receive a portion of the money you just invested in the form of a taxable distribution.

   The Form 1099-DIV that is mailed to you every January details your distributions and their federal tax category.

TAXES ON TRANSACTIONS

   Any time you sell or exchange shares, it is considered a taxable event for you. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or loss on the transaction. You are responsible for any tax liabilities generated by your transactions.


     STATEMENTS AND REPORTS

   The fund produces financial reports, which include a list of the fund's portfolio holdings, semiannually and updates its prospectus annually. The fund generally does not hold shareholder meetings. To reduce expenses by eliminating duplicate mailings to the same address, the fund may choose to mail only one report, prospectus or proxy statement to your household, even if more than one person in the household has an account with the fund. If you would like to receive additional reports, prospectuses or proxy statements, please contact your financial representative or call 800-927-2874.

                  BUYING AND SELLING SHARES
     OPENING AN ACCOUNT

   You should contact your financial representative to open an account and make arrangements to buy shares. Your financial representative will be responsible for furnishing all necessary documents to us, and may charge you for his or her services. All classes of shares may not be available through all financial representatives. You should contact your financial representative for further information.


     BUYING AND SELLING SHARES

   The fund is open on those days when the NYSE is open, typically Monday through Friday. Your financial representative must receive your purchase order in proper form prior to the close of the NYSE (usually 4 p.m. Eastern Time) in order for it to be priced at that day's offering price. If the financial representative receives it after that time, it will be priced at the next business day's offering price. Investors may be charged a fee by a financial representative for transactions effected through it. "Proper form" means your financial representative has received a completed purchase application and payment for shares (as described in this Prospectus).

   The minimum initial investment in the fund is $2,500, and the minimum for additional investments is $100. For IRA accounts, the minimum initial investment amount is $500, and the minimum for additional investments is $100, except the minimum additional investment for electronic transfers (ACH) is $50. Your financial representative may have different minimum investment amount requirements. There are no minimum investment amount requirements for retirement plan programs. The fund reserves the right to modify or waive the minimum investment amount requirements.

   You should contact your financial representative to redeem shares of the fund. Also, a redemption can be delayed until your investment check clears. Your redemption will be processed at the NAV per share, next computed after your request is received in proper form. The value of your shares may be more or less than your initial investment depending on the NAV of your fund on the day you redeem.

   Your financial representative may impose a minimum account balance required to keep your account open. The fund reserves the right to impose a minimum account balance requirement. If it does so, it will give current shareholders 15 days' notice of any increases in the amount necessary to keep your account open.

     EXCHANGING SHARES

   You should contact your financial representative to request an exchange into the same class of another Credit Suisse Fund or into a Credit Suisse money market fund. A sales charge differential may apply. Be sure to read the current Prospectus for the new fund.

   For more information regarding buying, selling or exchanging shares, contact your financial representative or call the transfer agent at 800-927-2874.

                     SHAREHOLDER SERVICES
     AUTOMATIC SERVICES

   Buying or selling shares automatically is easy with the services described below. You can set up or change most of these services by calling your financial representative.

AUTOMATIC MONTHLY INVESTMENT PLAN

   For making automatic investments ($50 minimum) from a designated bank account.

AUTOMATIC WITHDRAWAL PLAN

   For making automatic monthly, quarterly, semi-annual or annual withdrawals of $250 or more.


     TRANSFERS/GIFTS TO MINORS

   Depending on state laws, you can set up a custodial account under the Uniform Transfers to Minors Act (UTMA) or the Uniform Gifts to Minors Act (UGMA). Please consult your tax professional about these types of accounts.

                        OTHER POLICIES
     TRANSACTION DETAILS

   You are entitled to capital-gain and earned-dividend distributions as soon as your purchase order is executed.

   Your purchase order will be canceled and you may be liable for losses or fees incurred by the fund if your investment check or ACH transfer does not clear. Your bank or other financial-services firm may charge a fee to send or receive wire transfers.

   Uncashed redemption or distribution checks do not earn interest.


     SPECIAL SITUATIONS

   The fund reserves the right to:

 - refuse any purchase or exchange request, including those from any person or group who, in the fund's view, is likely to engage in excessive trading. For exchanges, your redemption will be priced at the next computed NAV. In determining whether to accept or reject a purchase or exchange request, the fund considers the historical trading activity of the account making the trade, as well as the potential impact of any specific transaction on the fund and its shareholders

 - change or discontinue its exchange privilege after 60 days' notice to current investors, or temporarily suspend this privilege during unusual market conditions

 - charge a wire-redemption fee

 - make a "redemption in kind"-payment in portfolio securities rather than cash-for certain large redemption amounts that could hurt fund operations

 - suspend redemptions or postpone payment dates as permitted by law (such as during periods other than weekends or holidays when the NYSE is closed or trading on the NYSE is restricted, or any other time that the SEC permits)

 - stop offering its shares for a period of time (such as when management believes that a substantial increase in assets could adversely affect it)

                OTHER SHAREHOLDER INFORMATION
OFFERING PRICE:

  The offering price for Class A shares is the NAV plus the applicable sales charge (unless you are entitled to a waiver):

                              INITIAL SALES CHARGE

                                                                           COMMISSION TO
                                       AS A % OF        AS A % OF     FINANCIAL REPRESENTATIVE
         AMOUNT PURCHASED           AMOUNT INVESTED   OFFERING PRICE  AS A % OF OFFERING PRICE
 Less than $50,000                   6.10%             5.75%              5.00%
 $50,000 to less than $100,000       4.99%             4.75%              4.00%
 $100,000 to less than $250,000      3.90%             3.75%              3.00%
 $250,000 to less than $500,000      2.56%             2.50%              2.00%
 $500,000 to less than $1,000,000    2.04%             2.00%              1.75%
 $1,000,000 or more                    0*                0               1.00%**

* On purchases of $1,000,000 or more, there is no initial sales charge although there could be a Limited CDSC (as described under "Class A Limited CDSC" below).
** The distributor may pay a financial representative a fee as follows: up to 1% on purchases up to and including $3 million, up to .50% on the next $47 million, and up to .25% on purchase amounts over $50 million.

   The reduced sales charges shown above apply to the aggregate of purchases of Class A shares of the fund made at one time by an individual, his or her immediate family members and certain other related parties. For more information, contact your financial representative or consult the Statement of Additional Information.

   From time to time, the distributor may re-allow the full amount of the sales charge to financial representatives as a commission for sales of such shares. They also receive a service fee at an annual rate equal to .25% of the average daily net assets represented by the Class A shares they are servicing.

THE INITIAL SALES CHARGE IS WAIVED FOR THE FOLLOWING SHAREHOLDERS OR
TRANSACTIONS:

(1)  investment advisory clients of CSAM;

(2) an agent or broker of a dealer that has a sales agreement with the distributor, for his or her own account or an account of a relative of any such person, or any trust or individual retirement account or self-employed retirement plan for the benefit of any such person or relative (such shares may not be resold except to the fund);

(3) shares purchased by (a) registered investment advisers ("RIAs") on behalf of fee-based accounts or by (b) broker-dealers that have sales agreements with the fund and for which shares have been purchased on behalf of wrap fee client accounts and for which such RIAs or broker-dealers perform advisory, custodial, record keeping or other services;

(4) shares purchased for 401(k) Plans, 403(b) Plans, 457 Plans, employee benefit plans sponsored by an employer and pension plans; and

(5) Class A shares acquired when dividends and distributions are reinvested in the fund.

   If you want to learn about additional waivers of Class A initial sales charges, contact your financial representative or consult the Statement of Additional Information.

REDUCED INITIAL SALES CHARGES ARE AVAILABLE TO PARTICIPANTS IN THE FOLLOWING
PROGRAMS:

   LETTER OF INTENT. By initially investing at least $1,000 and submitting a Letter of Intent to the fund's distributor or transfer agent, you may purchase Class A shares of the fund over a 13-month period at the reduced sales charge, which applies to the aggregate amount of the intended purchases stated in the Letter. The Letter applies only to purchases made up to 90 days before the date of the Letter. The 13-month period during which the Letter is in effect will begin on the date of the earliest purchase to be included.

   RIGHT OF ACCUMULATION. For investors who already have an account with any Credit Suisse Fund, reduced sales charges based upon the above sales charge schedules are applicable to purchases of fund shares. The sales charge on each purchase is determined by adding the current NAV of all the classes of shares the investor currently holds to the amount being invested. The Right of Accumulation is illustrated by the following example: If an investor holds shares in any Credit Suisse Fund currently valued in the amount of $50,000, a current purchase of $50,000 will qualify for a reduced sales charge (i.e., the sales charge on a $100,000 purchase).

   The reduced sales charge is applicable only to current purchases. The transfer agent must be notified at the time of subsequent purchases that the account is eligible for the Right of Accumulation.

   CONCURRENT PURCHASES. To qualify for a reduced sales charge, you may combine concurrent purchases of any class of shares purchased in any Credit Suisse Fund. For example, if the investor concurrently invests $25,000 in one fund and $25,000 in another, the sales charge would be reduced to reflect a $50,000 purchase. In order to exercise the Concurrent Purchases privilege, the transfer agent must be notified prior to your purchase.

   For purpose of the Letter of Intent, Right of Accumulation and Concurrent Purchases, your purchases will be combined with purchases of your immediate family members.

   REINSTATEMENT PRIVILEGE. The Reinstatement Privilege permits shareholders to reinvest the proceeds of a redemption of the fund's Class A shares within 30 days from the date of redemption without an initial sales charge. The transfer agent must be notified prior to your purchase in order to exercise the Reinstatement Privilege. In addition, a Limited CDSC paid to the distributor will be eligible for reimbursement at the fund's current net asset value if a shareholder reinstates his fund account holdings within 30 days from the date of redemption.

   CLASS A LIMITED CDSC. A Limited Contingent Deferred Sales Charge ("Limited CDSC") will be imposed by the fund upon redemptions of Class A shares (or shares into which such Class A shares are exchanged) made within 12 months of purchase, if such purchases were made at net asset value on a purchase of $1,000,000 or more and the distributor paid a commission to the financial representative. The Limited CDSC also applies to redemptions of shares of other funds into which such Class A shares are exchanged. Any Limited CDSC charged on a redemption of exchanged-for fund shares is computed in the manner set forth in the exchanged-for fund's prospectus. You will not have to pay a Limited CDSC when you redeem fund shares that you purchased in exchange-for shares of another fund, if you paid a sales charge when you purchased that other fund's shares.

   The Limited CDSC will be paid to the distributor and will be equal to the lesser of 1% of:

 - the net asset value at the time of purchase of the Class A shares being redeemed; or

 - the net asset value of such Class A shares at the time of redemption.

   For purposes of this formula, the "net asset value at the time of purchase" will be the net asset value at the time of purchase of such Class A shares, even if those shares are later exchanged. In the event of an exchange of such Class A shares, the "net asset value of such shares at the time of redemption" will be the net asset value of the shares into which the Class A shares have been exchanged. The Limited CDSC on Class A shares will be waived on redemptions made pursuant to the fund's automatic withdrawal plan pursuant to which up to 1% monthly or 3% quarterly of an account (excluding dividend reinvestments) may be withdrawn, provided that no more than 12% of the total market value of an account may be withdrawn over any 12 month period. Shareholders who elect automatic withdrawals on a semi-annual or annual basis are not eligible for the waiver.

                      OTHER INFORMATION
     ABOUT THE DISTRIBUTOR

   Credit Suisse Asset Management Securities, Inc., an affiliate of CSAM, is responsible for making the funds available to you.

   The fund has adopted a 12b-1 Plan for Class A shares pursuant to the rules under the Investment Company Act of 1940. This plan allows the fund to pay distribution and service fees for the sale and servicing of Class A shares. Under the 12b-1 Plan for Class A shares, the distributor is paid 0.25% of the average daily net assets of the fund's Class A shares. Since these fees are paid out of the fund's assets on an ongoing basis, over time these fees will increase the cost of your investment. These fees may cost you more than paying other types of sales charges.

   Distribution and service fees on Class A shares are used to pay the distributor to promote the sale of shares and the servicing of accounts of the funds. The distributor also receives sales charges as compensation for its expenses in selling shares, including the payment of compensation to financial representatives.

   The expenses incurred by the distributor under the 12b-1 Plan for Class A shares include the preparation, printing and distribution of prospectuses, sales brochures and other promotional materials sent to prospective shareholders. They also include purchasing radio, television, newspaper and other advertising and compensating the distributor's employees or employees of the distributor's affiliates for their distribution assistance.

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                                       29

                       This page intentionally left blank

                     FOR MORE INFORMATION

   More information about the fund is available free upon request, including the following:


     ANNUAL/SEMIANNUAL REPORT TO SHAREHOLDERS

   Includes financial statements, portfolio investments and detailed performance information.

   The Annual Report also contains a letter from the fund's manager discussing market conditions and investment strategies that significantly affected fund performance during the past fiscal year.


     OTHER INFORMATION

   A current Statement of Additional Information (SAI), which provides more details about the fund, is on file with the Securities and Exchange Commission
(SEC) and is incorporated by reference.

   You may visit the SEC's Internet Web site (www.sec.gov) to view the SAI, material incorporated by reference, and other information. You can also obtain copies by visiting the SEC's Public Reference Room in Washington, DC (phone 202-942-8090) or by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, DC 20549-0102 or electronically at publicinfo@sec.gov.

   Please contact Credit Suisse Funds to obtain, without charge, the SAI, Annual and Semiannual Reports and portfolio holdings and other information, and to make shareholder inquiries:

BY TELEPHONE:
   800-927-2874

BY FACSIMILE:
   646-354-5026

BY MAIL:
   Credit Suisse Funds
   P.O. Box 55030
   Boston, MA 02205-5030

BY OVERNIGHT OR COURIER SERVICE:
   Boston Financial Data Services, Inc.
   Attn: Credit Suisse Funds
   66 Brooks Drive
   Braintree, MA 02184

ON THE INTERNET:
   www.CreditSuisseFunds.com

SEC FILE NUMBERS:

Credit Suisse Japan Growth Fund                                        811-07371

                          [WARBURG PINCUS FUNDS LOGO]
                     P.O. BOX 55030, BOSTON, MA 02205-5030
                    800-927-2874 - www.CreditSuisseFunds.com
         CREDIT SUISSE ASSET MANAGEMENT SECURITIES, INC., DISTRIBUTOR.

                       STATEMENT OF ADDITIONAL INFORMATION

                                February 28, 2003
                         CREDIT SUISSE JAPAN GROWTH FUND

                         COMMON CLASS AND CLASS A SHARES

          This Statement of Additional Information provides information about Credit Suisse Japan Growth Fund (the "Fund") that supplements information contained in the Prospectus for the Common Shares of the Fund, and the Prospectus for the Class A Shares of the Fund, each dated February 28, 2003, each as amended or supplemented from time to time (together the "Prospectuses").

          The Fund's audited Annual Report(s) for the classes of shares it makes available, which either accompanies this Statement of Additional Information or has previously been provided to the investor to whom this Statement of Additional Information is being sent, as relevant to the particular investment, is incorporated herein by reference.

          This Statement of Additional Information is not itself a prospectus. Copies of the Prospectuses, Annual Reports and information regarding the Fund's current performance may be obtained by writing or telephoning:

                               Credit Suisse Funds
                                 P.O. Box 55030
                        Boston, Massachusetts 02205-5030
                                  800-927-2874

                                TABLE OF CONTENTS

                                                                                                              Page
                                                                                                              ----
INVESTMENT OBJECTIVE AND POLICIES.............................................................................1
General Investment Strategies.................................................................................1
Asian Securities..............................................................................................1
Strategic and Other Transactions..............................................................................1
       Options, Futures and Currency Exchange Transactions....................................................1
       Securities Options.....................................................................................1
       Securities Index Options...............................................................................4
       OTC Options............................................................................................5
       Futures Activities.....................................................................................5
              Futures Contracts...............................................................................6
              Options on Futures Contracts....................................................................7
       Currency Exchange Transactions.........................................................................7
              Forward Currency Contracts......................................................................7
              Currency Options................................................................................8
              Currency Hedging................................................................................8
       Hedging Generally......................................................................................9
       Swaps..................................................................................................10
       Asset Coverage for Forward Contracts, Options, Futures, Options on Futures and Swaps...................11
Additional Information on Other Investment Practices..........................................................11
       Foreign Investments....................................................................................11
              Foreign Debt Securities.........................................................................12
              Foreign Currency Exchange.......................................................................12
              Information.....................................................................................13
              Political Instability...........................................................................13
              Foreign Markets.................................................................................13
              Increased Expenses..............................................................................13
              Privatizations..................................................................................14
              Brady Bonds.....................................................................................14
              Emerging Markets................................................................................14
              Sovereign Debt..................................................................................14
       U.S. Government Securities.............................................................................16
              Below Investment Grade Securities...............................................................17
              Mortgage-Backed Securities......................................................................19
              Asset-Backed Securities.........................................................................20
              Loan Participations and Assignments.............................................................20
              Structured Notes, Bonds or Debentures...........................................................21
       REITs..................................................................................................21
       Convertible Securities.................................................................................21
       Securities of Other Investment Companies...............................................................22
       Lending of Portfolio Securities........................................................................22
       Borrowing..............................................................................................23
       When-Issued Securities and Delayed-Delivery Transactions...............................................23

       Short Sales "Against the Box."  The Fund may engage in short sales against the box.....................24
       Emerging Growth and Smaller Capitalization Companies; Unseasoned Issuers...............................24
       Special Situation Companies............................................................................25
       Warrants...............................................................................................25
       Non-Publicly Traded and Illiquid Securities............................................................25
              Rule 144A Securities............................................................................26
       Money Market Obligations...............................................................................27
              Repurchase Agreements...........................................................................27
              Money Market Mutual Funds.......................................................................27
       Reverse Repurchase Agreements and Dollar Rolls.........................................................28
       Non-Diversified Status.................................................................................28
Temporary Defensive Strategies................................................................................29
       Debt Securities........................................................................................29
       Money Market Obligations...............................................................................29
INVESTMENT RESTRICTIONS.......................................................................................29
PORTFOLIO VALUATION...........................................................................................31
PORTFOLIO TRANSACTIONS........................................................................................32
PORTFOLIO TURNOVER............................................................................................34
SPECIAL CONSIDERATIONS REGARDING JAPAN........................................................................35
Economic Background...........................................................................................35
              Generally.......................................................................................35
              Currency Fluctuation............................................................................36
Securities Markets............................................................................................36
Foreign Trade.................................................................................................36
Natural Resource Dependency...................................................................................36
Energy........................................................................................................36
Natural Disasters.............................................................................................37
MANAGEMENT OF THE FUNDS.......................................................................................37
Officers and Board of Directors...............................................................................37
Information Concerning Directors and Officers.................................................................38
Ownership in Securities of the Fund and Fund Complex..........................................................43
Information Concerning Committees and Meetings of Directors...................................................44
Directors' Total Compensation (for the fiscal year ended October 31, 2002)....................................44
Investment Advisor Agreement..................................................................................45
Sub-Advisory Agreements.......................................................................................47
Board Approval of Advisory Agreements.........................................................................49
Administration Agreements.....................................................................................50
Code of Ethics................................................................................................51
Custodian and Transfer Agent..................................................................................52
Organization of the Fund......................................................................................52
Distribution and Shareholder Servicing........................................................................53
       Distributor............................................................................................53
       Advisor Shares.........................................................................................54
       Class A Shares.........................................................................................55

       General................................................................................................56
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION................................................................57
       Purchases..............................................................................................57
              Special Provisions Applicable to the Class A Shares Only........................................58
              Initial Sales Charges Waivers...................................................................59
       Redemptions............................................................................................60
Automatic Cash Withdrawal Plan................................................................................61
EXCHANGE PRIVILEGE............................................................................................61
ADDITIONAL INFORMATION CONCERNING TAXES.......................................................................62
The Fund and Its Investments..................................................................................62
Foreign Taxes.................................................................................................64
Passive Foreign Investment Companies..........................................................................65
Dividends and Distributions...................................................................................65
Sales of Shares...............................................................................................66
Backup Withholding............................................................................................67
Notices.......................................................................................................67
Other Taxation................................................................................................67
DETERMINATION OF PERFORMANCE..................................................................................67
INDEPENDENT ACCOUNTANTS AND COUNSEL...........................................................................73
MISCELLANEOUS.................................................................................................74
FINANCIAL STATEMENTS..........................................................................................75
APPENDIX DESCRIPTION OF RATINGS...............................................................................A-1

                        INVESTMENT OBJECTIVE AND POLICIES

          The following policies supplement the descriptions of the Fund's investment objective and policies in the Prospectuses. There are no assurances that the Fund will achieve its investment objective.

          The investment objective of the Fund is long-term growth of capital.

GENERAL INVESTMENT STRATEGIES.

          Unless otherwise indicated, the Fund is permitted, but not obligated, to engage in the following investment strategies, subject to any percentage limitations set forth below. Any percentage limitation on the Fund's ability to invest in debt securities will not be applicable during periods when the Fund pursues a temporary defensive strategy as discussed below.

          The Fund is not obligated to pursue any of the following strategies and does not represent that these techniques are available now or will be available at any time in the future.

ASIAN SECURITIES.

          The Fund will invest, under normal market conditions, at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of companies located in or conducting a majority of their business in Japan. This percentage requirement will not be applicable during periods when the Fund pursues a temporary defensive strategy, as discussed below. The Fund's 80% investment policy is non-fundamental and may be changed by the Board of Directors (the "Board") of the Fund to become effective upon 60 days' notice to shareholders of the Fund prior to any such change. Except for temporary defensive purposes, the Fund does not intend to invest in securities of non-Asian issuers. Determinations as to the eligibility of issuers under the foregoing definitions will be made by Credit Suisse Asset Management, LLC ("CSAM" or the "Adviser"), the Fund's investment adviser, based on publicly available information and inquiries made to the companies.

STRATEGIC AND OTHER TRANSACTIONS.

          OPTIONS, FUTURES AND CURRENCY EXCHANGE TRANSACTIONS. The Fund may purchase and write covered or collateralized options on securities, securities indices and currencies for both hedging purposes and to increase total return. The Fund may enter into futures contracts and options on futures contracts on securities, securities indices and currencies and may engage in currency exchange transactions for these same purposes, which may involve speculation. Up to 25% of the Fund's total assets may be at risk in connection with investing in options on securities, securities indices and, if applicable, currencies. The amount of assets considered to be "at risk" is, in the case of purchasing options, the amount of the premium paid, and, in the case of writing options, the value of the underlying obligation.

          SECURITIES OPTIONS. The Fund may write covered put and call options on stock and debt securities and the Fund may purchase such options that are traded on foreign and U.S. exchanges, as well as over-the-counter ("OTC"). The Fund realizes fees (referred to as "premiums") for granting the rights evidenced by the options it has written. A put option embodies the right of its purchaser to compel the writer of the option to purchase from the option holder an underlying security at a specified price for a specified time period or at a specified time. In contrast, a call option embodies the right of its purchaser to compel the writer of the option to sell to the option holder an underlying security at a specified price for a specified time period or at a specified time.

          The potential loss associated with purchasing an option is limited to the premium paid, and the premium would partially offset any gains achieved from its use. However, for an option writer the exposure to adverse price movements in the underlying security or index is potentially unlimited during the exercise period. Writing securities options may result in substantial losses to the Fund, force the sale or purchase of portfolio securities at inopportune times or at less advantageous prices, limit the amount of appreciation the Fund could realize on its investments or require the Fund to hold securities it would otherwise sell.

          The principal reason for writing covered options on a security is to attempt to realize, through the receipt of premiums, a greater return than would be realized on the securities alone. In return for a premium, the Fund, as the writer of a covered call option, forfeits the right to any appreciation in the value of the underlying security above the strike price for the life of the option (or until a closing purchase transaction can be effected). When the Fund writes call options it retains the risk of an increase in the price of the underlying security. The size of the premiums that the Fund may receive may be adversely affected as new or existing institutions, including other investment companies, engage in or increase their option-writing activities.

          If security prices rise, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices decline, the put writer would expect to suffer a loss. This loss may be less than the loss from purchasing the underlying instrument directly to the extent that the premium received offsets the effects of the decline.

          In the case of options written by the Fund that are deemed covered by virtue of the Fund's holding convertible or exchangeable preferred stock or debt securities, the time required to convert or exchange and obtain physical delivery of the underlying common stock with respect to which the Fund has written options may exceed the time within which the Fund must make delivery in accordance with an exercise notice. In these instances, the Fund may purchase or temporarily borrow the underlying securities for purposes of physical delivery. By so doing, the Fund will not bear any market risk, since the Fund will have the absolute right to receive from the issuer of the underlying security an equal number of shares to replace the borrowed securities, but the Fund may incur additional transaction costs or interest expenses in connection with any such purchase or borrowing.

          Additional risks exist with respect to certain of the securities for which the Fund may write covered call options. For example, if the Fund writes covered call options on mortgage-backed securities, the mortgage-backed securities that it holds as cover may, because of scheduled amortization or unscheduled prepayments, cease to be sufficient cover. If this occurs, the Fund will compensate for the decline in the value of the cover by purchasing an appropriate additional amount of mortgage-backed securities.

          Options written by the Fund will normally have expiration dates between one and nine months from the date written. The exercise price of the options may be below, equal to or above the market values of the underlying securities at the times the options are written. In the case of call options, these exercise prices are referred to as "in-the-money," "at-the-money" and "out-of-the-money," respectively. The Fund may write (i) in-the-money call options when CSAM expects that the price of the underlying security will remain flat or decline moderately during the option period, (ii) at-the-money call options when CSAM expects that the price of the underlying security will remain flat or advance moderately during the option period and (iii) out-of-the-money call options when CSAM expects that the premiums received from writing the call option plus the appreciation in market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. In any of the preceding situations, if the market price of the underlying security declines and the security is sold at this lower price, the amount of any realized loss will be offset wholly or in part by the premium received. Out-of-the-money, at-the-money and in-the-money put options (the reverse of call options as to the relation of exercise price to market price) may be used in the same market environments that such call options are used in equivalent transactions. To secure its obligation to deliver the underlying security when it writes a call option, the Fund will be required to deposit in escrow the underlying security or other assets in accordance with the rules of the Options Clearing Corporation (the "Clearing Corporation") and of the securities exchange on which the option is written.

          Prior to their expirations, put and call options may be sold in closing sale or purchase transactions (sales or purchases by the Fund prior to the exercise of options that it has purchased or written, respectively, of options of the same series) in which the Fund may realize a profit or loss from the sale. An option position may be closed out only where there exists a secondary market for an option of the same series on a recognized securities exchange or in the OTC market. When the Fund has purchased an option and engages in a closing sale transaction, whether the Fund realizes a profit or loss will depend upon whether the amount received in the closing sale transaction is more or less than the premium the Fund initially paid for the original option plus the related transaction costs. Similarly, in cases where the Fund has written an option, it will realize a profit if the cost of the closing purchase transaction is less than the premium received upon writing the original option and will incur a loss if the cost of the closing purchase transaction exceeds the premium received upon writing the original option. The Fund may engage in a closing purchase transaction to realize a profit, to prevent an underlying security with respect to which it has written an option from being called or put or, in the case of a call option, to unfreeze an underlying security (thereby permitting its sale or the writing of a new option on the security prior to the outstanding option's expiration). The obligation of the Fund under an option it has written would be terminated by a closing purchase transaction (the Fund would not be deemed to own an option as a result of the transaction). So long as the obligation of the Fund as the writer of an option continues, the Fund may be assigned an exercise notice by the broker-dealer through which the option was sold, requiring the Fund to deliver the underlying security against payment of the exercise price. This obligation terminates when the option expires or the Fund effects a closing purchase transaction. The Fund cannot effect a closing purchase transaction with respect to an option once it has been assigned an exercise notice.

          There is no assurance that sufficient trading interest will exist to create a liquid secondary market on a securities exchange for any particular option or at any particular time, and for some options, no such secondary market may exist. A liquid secondary market in an option may cease to exist for a variety of reasons. In the past, for example, higher than anticipated trading activity or order flow or other unforeseen events have at times rendered certain of the facilities of the Clearing Corporation and various securities exchanges inadequate and resulted in the institution of special procedures, such as trading rotations, restrictions on certain types of orders or trading halts or suspensions in one or more options. There can be no assurance that similar events, or events that may otherwise interfere with the timely execution of customers' orders, will not recur. In such event, it might not be possible to effect closing transactions in particular options. Moreover, the Fund's ability to terminate options positions established in the OTC market may be more limited than for exchange-traded options and may also involve the risk that securities dealers participating in OTC transactions would fail to meet their obligations to the Fund. The Fund, however, intends to purchase OTC options only from dealers whose debt securities, as determined by CSAM, are considered to be investment grade. If, as a covered call option writer, the Fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security and would continue to be at market risk on the security.

          Securities exchanges generally have established limitations governing the maximum number of calls and puts of each class which may be held or written, or exercised within certain time periods by an investor or group of investors acting in concert (regardless of whether the options are written on the same or different securities exchanges or are held, written or exercised in one or more accounts or through one or more brokers). It is possible that the Fund and other clients of CSAM and certain of its affiliates may be considered to be such a group. A securities exchange may order the liquidation of positions found to be in violation of these limits and it may impose certain other sanctions. These limits may restrict the number of options the Fund will be able to purchase on a particular security.

          SECURITIES INDEX OPTIONS. A securities index measures the movement of a certain group of securities by assigning relative values to the securities included in the index, fluctuating with changes in the market values of the securities included in the index. Some securities index options are based on a broad market index, such as the NYSE Composite Index, or a narrower market index such as the Standard & Poor's 100. Indexes may also be based on a particular industry or market segment. For example, the Fund might utilize securities options on indexes such as the Topix Index.

          Options on securities indexes are similar to options on securities except that (i) the expiration cycles of securities index options are monthly, while those of securities options are currently quarterly, and (ii) the delivery requirements are different. Instead of giving the right to take or make delivery of securities at a specified price, an option on a securities index gives the holder the right to receive a cash "exercise settlement amount" equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed "index multiplier." Receipt of this cash amount will depend upon the closing level of the securities index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the index and the exercise price of the option times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Securities index options may be offset by entering into closing transactions as described above for securities options.

          OTC OPTIONS. The Fund may purchase OTC or dealer options or sell covered OTC options. Unlike exchange-listed options where an intermediary or clearing corporation, such as the Clearing Corporation, assures that all transactions in such options are properly executed, the responsibility for performing all transactions with respect to OTC options rests solely with the writer and the holder of those options. A listed call option writer, for example, is obligated to deliver the underlying securities to the clearing organization if the option is exercised, and the clearing organization is then obligated to pay the writer the exercise price of the option. If the Fund were to purchase a dealer option, however, it would rely on the dealer from whom it purchased the option to perform if the option were exercised. If the dealer fails to honor the exercise of the option by the Fund, the Fund would lose the premium it paid for the option and the expected benefit of the transaction.

          Exchange-traded options generally have a continuous liquid market while OTC or dealer options do not. Consequently, the Fund will generally be able to realize the value of a dealer option it has purchased only by exercising it or reselling it to the dealer who issued it. Similarly, when the Fund writes a dealer option, it generally will be able to close out the option prior to its expiration only by entering into a closing purchase transaction with the dealer to which the Fund originally wrote the option. Although the Fund will seek to enter into dealer options only with dealers who will agree to and that are expected to be capable of entering into closing transactions with the Fund, there can be no assurance that the Fund will be able to liquidate a dealer option at a favorable price at any time prior to expiration. The inability to enter into a closing transaction may result in material losses to the Fund. Until the Fund, as a covered OTC call option writer, is able to effect a closing purchase transaction, it will not be able to liquidate securities (or other assets) used to cover the written option until the option expires or is exercised. This requirement may impair the Fund's ability to sell portfolio securities or, with respect to currency options, currencies at a time when such sale might be advantageous.

          FUTURES ACTIVITIES. The Fund may enter into futures contracts (and related options) on securities, securities indices, foreign currencies and interest rates, and purchase and write (sell) related options traded on exchanges designated by the Commodity Futures Trading Commission (the "CFTC") or consistent with CFTC regulations, on foreign exchanges. These futures contracts are standardized contracts for the future delivery of a non-U.S. currency, an interest rate sensitive security or, in the case of index futures contracts or certain other futures contracts, a cash settlement with reference to a specified multiplier times the change in the index. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract.

          These transactions may be entered into for "bona fide hedging" purposes as defined in CFTC regulations and other permissible purposes including hedging against changes in the value of portfolio securities due to anticipated changes in currency values, interest rates and/or market conditions and increasing return. Aggregate initial margin and premiums (discussed below) required to establish positions other than those considered to be "bona fide hedging" by the CFTC will not exceed 5% of the Fund's net asset value after taking into account unrealized profits and unrealized losses on any such contracts it has entered into. The Fund reserves the right to engage in transactions involving futures contracts and options on futures contracts to the extent allowed by CFTC regulations in effect from time to time and in accordance with the Fund's policies. There is no overall limit on the percentage of Fund assets that may be at risk with respect to futures activities.

                    Futures Contracts. A foreign currency futures contract provides for the future sale by one party and the purchase by the other party of a certain amount of a specified non-U.S. currency at a specified price, date, time and place. An interest rate futures contract provides for the future sale by one party and the purchase by the other party of a certain amount of a specific interest rate sensitive financial instrument (debt security) at a specified price, date, time and place. Securities indexes are capitalization weighted indexes which reflect the market value of the securities represented in the indexes. A securities index futures contract is an agreement to be settled by delivery of an amount of cash equal to a specified multiplier times the difference between the value of the index at the close of the last trading day on the contract and the price at which the agreement is made.

          No consideration is paid or received by the Fund upon entering into a futures contract. Instead, the Fund is required to deposit in a segregated account with its custodian an amount of cash or liquid securities acceptable to the broker, equal to approximately 1% to 10% of the contract amount (this amount is subject to change by the exchange on which the contract is traded, and brokers may charge a higher amount). This amount is known as "initial margin" and is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. The broker will have access to amounts in the margin account if the Fund fails to meet its contractual obligations. Subsequent payments, known as "variation margin," to and from the broker, will be made daily as the currency, financial instrument or securities index underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "marking-to-market." The Fund will also incur brokerage costs in connection with entering into futures transactions.

          At any time prior to the expiration of a futures contract, the Fund may elect to close the position by taking an opposite position, which will operate to terminate the Fund's existing position in the contract. Positions in futures contracts and options on futures contracts (described below) may be closed out only on the exchange on which they were entered into (or through a linked exchange). No secondary market for such contracts exists. Although the Fund may enter into futures contracts only if there is an active market for such contracts, there is no assurance that an active market will exist at any particular time. Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the day. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions at an advantageous price and subjecting the Fund to substantial losses. In such event, and in the event of adverse price movements, the Fund would be required to make daily cash payments of variation margin. In such situations, if the Fund had insufficient cash, it might have to sell securities to meet daily variation margin requirements at a time when it would be disadvantageous to do so. In addition, if the transaction is entered into for hedging purposes, in such circumstances the Fund may realize a loss on a futures contract or option that is not offset by an increase in the value of the hedged position. Losses incurred in futures transactions and the costs of these transactions will affect the Fund's performance.

                    Options on Futures Contracts. The Fund may purchase and write put and call options on foreign currency, interest rate and stock index futures contracts and may enter into closing transactions with respect to such options to terminate existing positions. There is no guarantee that such closing transactions can be effected; the ability to establish and close out positions on such options will be subject to the existence of a liquid market.

          An option on a currency, interest rate or securities index futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time prior to the expiration date of the option. The writer of the option is required upon exercise to assume an offsetting futures position (a short position if the option is a call and a long position if the option is a put). Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account, which represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. The potential loss related to the purchase of an option on a futures contract is limited to the premium paid for the option (plus transaction costs). Because the value of the option is fixed at the point of sale, there are no daily cash payments by the purchaser to reflect changes in the value of the underlying contract; however, the value of the option does change daily and that change would be reflected in the net asset value of the Fund.

          CURRENCY EXCHANGE TRANSACTIONS. The value in U.S. dollars of the assets of the Fund that are invested in foreign securities may be affected favorably or unfavorably by a variety of factors not applicable to investment in U.S. securities, and the Fund may incur costs in connection with conversion between various currencies. Currency exchange transactions may be from any non-U.S. currency into U.S. dollars or into other appropriate currencies. The Fund will conduct its currency exchange transactions (i) on a spot (i.e., cash) basis at the rate prevailing in the currency exchange market, (ii) through entering into futures contracts or options on such contracts (as described above), (iii) through entering into forward contracts to purchase or sell currency or (iv) by purchasing exchange-traded currency options. Risks associated with currency forward contracts and purchasing currency options are similar to those described herein for futures contracts and securities and stock index options. In addition, the use of currency transactions could result in losses from the imposition of foreign exchange controls, suspension of settlement or other governmental actions or unexpected events.

          As stated above, the Fund may engage in currency exchange transactions for both hedging purposes and to increase total return, which may involve speculation.

                    Forward Currency Contracts. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract as agreed upon by the parties, at a price set at the time of the contract. These contracts are entered into in the interbank market conducted directly between currency traders (usually large commercial banks and brokers) and their customers. Forward currency contracts are similar to currency futures contracts, except that futures contracts are traded on commodities exchanges and are standardized as to contract size and delivery date.

          At or before the maturity of a forward contract, the Fund may either sell a portfolio security and make delivery of the currency, or retain the security and fully or partially offset its contractual obligation to deliver the currency by negotiating with its trading partner to enter into an offsetting transaction. If the Fund retains the portfolio security and engages in an offsetting transaction, the Fund, at the time of execution of the offsetting transaction, will incur a gain or a loss to the extent that movement has occurred in forward contract prices.

          Forward currency contracts are highly volatile, and a relatively small price movement in a forward currency contract may result in substantial losses to the Fund. To the extent the Fund engages in forward currency contracts to generate current income, the Fund will be subject to these risks which the Fund might otherwise avoid (e.g., through the use of hedging transactions).

                    Currency Options. The Fund may purchase exchange-traded put and call options on foreign currencies. Put options convey the right to sell the underlying currency at a price which is anticipated to be higher than the spot price of the currency at the time the option is exercised. Call options convey the right to buy the underlying currency at a price which is expected to be lower than the spot price of the currency at the time the option is exercised.

                    Currency Hedging. The Fund's currency hedging will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of forward currency with respect to specific receivables or payables of the Fund generally accruing in connection with the purchase or sale of its portfolio securities. Position hedging is the sale of forward currency with respect to portfolio security positions. The Fund may not position hedge to an extent greater than the aggregate market value (at the time of entering into the hedge) of the hedged securities.

          A decline in the U.S. dollar value of a foreign currency in which the Fund's securities are denominated will reduce the U.S. dollar value of the securities, even if their value in the foreign currency remains constant. The use of currency hedges does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future. For example, in order to protect against diminutions in the U.S. dollar value of non-dollar denominated securities it holds, the Fund may purchase foreign currency put options. If the value of the foreign currency does decline, the Fund will have the right to sell the currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on the U.S. dollar value of its securities that otherwise would have resulted. Conversely, if a rise in the U.S. dollar value of a currency in which securities to be acquired are denominated is projected, thereby potentially increasing the cost of the securities, the Fund may purchase call options on the particular currency. The purchase of these options could offset, at least partially, the effects of the adverse movements in exchange rates. The benefit to the Fund derived from purchases of currency options, like the benefit derived from other types of options, will be reduced by premiums and other transaction costs. Because transactions in currency exchange are generally conducted on a principal basis, no fees or commissions are generally involved. Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Although currency hedges limit the risk of loss due to a decline in the value of a hedged currency, at the same time, they also limit any potential gain that might result should the value of the currency increase. If a devaluation is generally anticipated, the Fund may not be able to contract to sell a currency at a price above the devaluation level it anticipates.

          While the values of currency futures and options on futures, forward currency contracts and currency options may be expected to correlate with exchange rates, they will not reflect other factors that may affect the value of the Fund's investments and a currency hedge may not be entirely successful in mitigating changes in the value of the Fund's investments denominated in that currency. A currency hedge, for example, should protect a Yen-denominated bond against a decline in the Yen, but will not protect the Fund against a price decline if the issuer's creditworthiness deteriorates.

          HEDGING GENERALLY. In addition to entering into options, futures and currency exchange transactions for other purposes, including generating current income to offset expenses or increase return, the Fund may enter into these transactions as hedges to reduce investment risk, generally by making an investment expected to move in the opposite direction of a portfolio position. A hedge is designed to offset a loss in a portfolio position with a gain in the hedged position; at the same time, however, a properly correlated hedge will result in a gain in the portfolio position being offset by a loss in the hedged position. As a result, the use of options, futures, contracts and currency exchange transactions for hedging purposes could limit any potential gain from an increase in the value of the position hedged. In addition, the movement in the portfolio position hedged may not be of the same magnitude as movement in the hedge. With respect to futures contracts, since the value of portfolio securities will far exceed the value of the futures contracts sold by the Fund, an increase in the value of the futures contracts could only mitigate, but not totally offset, the decline in the value of the Fund's assets.

          In hedging transactions based on an index, whether the Fund will realize a gain or loss depends upon movements in the level of securities prices in the stock market generally or, in the case of certain indexes, in an industry or market segment, rather than movements in the price of a particular security. The risk of imperfect correlation increases as the composition of the Fund's portfolio varies from the composition of the index. In an effort to compensate for imperfect correlation of relative movements in the hedged position and the hedge, the Fund's hedge positions may be in a greater or lesser dollar amount than the dollar amount of the hedged position. Such "over hedging" or "under hedging" may adversely affect the Fund's net investment results if market movements are not as anticipated when the hedge is established. Securities index futures transactions may be subject to additional correlation risks. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which would distort the normal relationship between the securities index and futures markets. Secondly, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market also may cause temporary price distortions. Because of the possibility of price distortions in the futures market and the imperfect correlation between movements in the securities index and movements in the price of securities index futures, a correct forecast of general market trends by CSAM still may not result in a successful hedging transaction.

          The Fund will engage in hedging transactions only when deemed advisable by CSAM, and successful use by the Fund of hedging transactions will be subject to CSAM's ability to predict trends in currency, interest rate or securities markets, as the case may be, and to predict correctly movements in the directions of the hedge and the hedged position and the correlation between them, which predictions could prove to be inaccurate. This requires different skills and techniques than predicting changes in the price of individual securities, and there can be no assurance that the use of these strategies will be successful. Even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior or trends. Losses incurred in hedging transactions and the costs of these transactions will affect the Fund's performance.

          SWAPS. The Fund may enter into swaps relating to indexes, currencies, interest rates and debt and equity interests of foreign issuers without limit. A swap transaction is an agreement between the Fund and a counterparty to act in accordance with the terms of the swap contract. Index swaps involve the exchange by the Fund with another party of the respective amounts payable with respect to a notional principal amount related to one or more indexes. Currency swaps involve the exchange of cash flows on a notional amount of two or more currencies based on their relative future values. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, such as an exchange of fixed rate payments for floating rate payments. An equity or debt swap is an agreement to exchange streams of payments computed by reference to a notional amount based on the performance of a securities index, a basket of securities or a single security. The Fund may enter into these transactions for hedging purposes, such as to preserve a return or spread on a particular investment or portion of its assets, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. The Fund may also use these transactions for speculative purposes to increase total return, such as to obtain the price performance of a security without actually purchasing the security in circumstances where, for example, the subject security is illiquid, is unavailable for direct investment or available only on less attractive terms. Swaps have risks associated with them, including possible default by the counterparty to the transaction, illiquidity and, where swaps are used as hedges, the risk that the use of a swap could result in losses greater than if the swap had not been employed.

          The Fund will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the agreement, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Swaps do not involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to swaps is limited to the net amount of payments that the Fund is contractually obligated to make. If the counterparty to a swap defaults, the Fund's risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive. Where swaps are entered into for good faith hedging purposes, CSAM believes such obligations do not constitute senior securities under the Investment Company Act of 1940, as amended (the "1940 Act"), and, accordingly, will not treat them as being subject to the Fund's borrowing restrictions. Where swaps are entered into for other than hedging purposes, the Fund will segregate an amount of cash or liquid securities having a value equal to the accrued excess of its obligations over its entitlements with respect to each swap on a daily basis.

          ASSET COVERAGE FOR FORWARD CONTRACTS, OPTIONS, FUTURES, OPTIONS ON FUTURES AND SWAPS. The Fund will comply with guidelines established by the Securities and Exchange Commission (the "SEC") and other applicable regulatory bodies with respect to coverage of forward currency contracts; options written by the Fund on currencies, securities, if applicable, and indexes; and currency, interest rate and index futures contracts and options on these futures contracts. These guidelines may, in certain instances, require segregation by the Fund of cash or liquid securities with its custodian or a designated sub-custodian to the extent the Fund's obligations with respect to these strategies are not otherwise "covered" through ownership of the underlying security or financial instrument or by other portfolio positions or by other means consistent with applicable regulatory policies. Segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. As a result, there is a possibility that segregation of a large percentage of the Fund's assets could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

          For example, a call option written by the Fund on securities may require the Fund to hold the securities subject to the call (or securities convertible into the securities without additional consideration) or to segregate assets (as described above) sufficient to purchase and deliver the securities if the call is exercised. A call option written by the Fund on an index may require the Fund to own portfolio securities that correlate with the index or to segregate assets (as described above) equal to the excess of the index value over the exercise price on a current basis. A put option written by the Fund may require the Fund to segregate assets (as described above) equal to the exercise price. The Fund could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by the Fund. If the Fund holds a futures or forward contract, the Fund could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held. The Fund may enter into fully or partially offsetting transactions so that its net position, coupled with any segregated assets (equal to any remaining obligation), equals its net obligation. Asset coverage may be achieved by other means when consistent with applicable regulatory policies.

ADDITIONAL INFORMATION ON OTHER INVESTMENT PRACTICES.

          FOREIGN INVESTMENTS. The Fund will ordinarily hold no less than 80% of its net assets, plus any borrowings for investment purposes, in foreign securities. Investors should recognize that investing in foreign companies involves certain risks, including those discussed below, which are in addition to those associated with investing in U.S. issuers. Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position. The Fund may invest in securities of foreign governments (or agencies or instrumentalities thereof), and many, if not all, of the foregoing considerations apply to such investments as well. See "Japan and Its Securities Markets" for a discussion of factors relating to Japanese investments specifically.

                    Foreign Debt Securities. The Fund may invest up to 20% of its net assets in foreign debt securities. The returns on foreign debt securities reflect interest rates and other market conditions prevailing in those countries and the effect of gains and losses in the denominated currencies against the U.S. dollar, which have had a substantial impact on investment in foreign fixed-income securities. The relative performance of various countries' fixed-income markets historically has reflected wide variations relating to the unique characteristics of each country's economy. Year-to-year fluctuations in certain markets have been significant, and negative returns have been experienced in various markets from time to time.

          The foreign government securities in which the Fund may invest generally consist of obligations issued or backed by national, state or provincial governments or similar political subdivisions or central banks in foreign countries. Foreign government securities also include debt obligations of supranational entities, which include international organizations designated or backed by governmental entities to promote economic reconstruction or development, international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the "World Bank"), the European Coal and Steel Community, the Asian Development Bank and the Inter-American Development Bank.

          Foreign government securities also include debt securities of "quasi-governmental agencies" and debt securities denominated in multinational currency units of an issuer (including supranational issuers). Debt securities of quasi-governmental agencies are issued by entities owned by either a national, state or equivalent government or are obligations of a political unit that is not backed by the national government's full faith and credit and general taxing powers.

                    Foreign Currency Exchange. Since the Fund will be investing in securities denominated in currencies of non-U.S. countries, and since the Fund may temporarily hold funds in bank deposits or other money market investments denominated in foreign currencies, the Fund may be affected favorably or unfavorably by exchange control regulations or changes in the exchange rate between such currencies and the dollar. A change in the value of a foreign currency relative to the U.S. dollar will result in a corresponding change in the dollar value of the Fund's assets denominated in that foreign currency. Changes in foreign currency exchange rates may also affect the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gains, if any, to be distributed to shareholders by the Fund. Unless otherwise contracted, the rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets. Changes in the exchange rate may result over time from the interaction of many factors directly or indirectly affecting economic and political conditions in the U.S. and a particular foreign country, including economic and political developments in other countries. Governmental intervention may also play a significant role. National governments rarely voluntarily allow their currencies to float freely in response to economic forces. Sovereign governments use a variety of techniques, such as intervention by a country's central bank or imposition of regulatory controls or taxes, to affect the exchange rates of their currencies. See "Japan and Its Securities Markets -- Economic Background -- Currency Fluctuation" below. The Fund may use hedging techniques with the objective of protecting against loss through the fluctuation of the value of the yen against the U.S. dollar, particularly the forward market in foreign exchange, currency options and currency futures.

                    Information. The majority of the securities held by the Fund will not be registered with, nor will the issuers thereof be subject to reporting requirements of the SEC. Accordingly, there may be less publicly available information about the securities and about the foreign company or government issuing them than is available about a domestic company or government entity. Foreign companies are generally subject to financial reporting standards, practices and requirements that are either not uniform or less rigorous than those applicable to U.S. companies.

                    Political Instability. With respect to some foreign countries, there is the possibility of expropriation or confiscatory taxation, limitations on the removal of funds or other assets of the Fund, political or social instability, or domestic developments which could affect U.S. investments in those and neighboring countries.

                    Foreign Markets. Securities of some foreign companies are less liquid and their prices are more volatile than securities of comparable U.S. companies. Certain foreign countries are known to experience long delays between the trade and settlement dates of securities purchased or sold which may result in increased exposure to market and foreign exchange fluctuations and increased illiquidity.

                    Increased Expenses. The operating expenses of the Fund can be expected to be higher than those of an investment company investing exclusively in U.S. securities, since the expenses of the Fund, such as cost of converting foreign currency into U.S. dollars, the payment of fixed brokerage commissions on foreign exchanges, custodial costs, valuation costs and communication costs, as well as the rate of the investment advisory fees, though similar to such expenses of some other international funds, are higher than those costs incurred by other investment companies not investing in foreign securities. In addition, foreign securities may be subject to foreign government taxes that would reduce the net yield on such securities.

          Depository Receipts. The assets of the Fund may be invested in the securities of foreign issuers in the form of American Depository Receipts ("ADRs"), European Depository Receipts ("EDRs") and International Depository Receipts ("IDRs"). These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by a U.S. bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs, which are sometimes referred to as Continental Depository Receipts ("CDRs"), are receipts issued in Europe, and IDRs, which are sometimes referred to as Global Depository Receipts ("GDRs"), are issued outside the United States. EDRs (CDRs) and IDRs (GDRs) are typically issued by non-U.S. banks and trust companies and evidence ownership of either foreign or domestic securities. Generally, ADRs in registered form are designed for use in U.S. securities markets, and EDRs (CDRs) and IDRs (GDRs) in bearer form are designed for use in European and non-U.S. securities markets, respectively. For purposes of the Fund's investment policies, depository receipts generally are deemed to have the same classification as the underlying securities they represent. Thus, a depository receipt representing ownership of common stock will be treated as common stock.

          ADRs are publicly traded on exchanges or over-the-counter in the United States and are issued through "sponsored" or "unsponsored" arrangements. In a sponsored ADR arrangement, the foreign issuer assumes the obligation to pay some or all of the depository's transaction fees, whereas under an unsponsored arrangement, the foreign issuer assumes no obligations and the depository's transaction fees are paid directly by the ADR holders. In addition, less information is available in the United States about an unsponsored ADR than about a sponsored ADR.

                    Privatizations. The Fund may invest in privatizations (i.e. foreign government programs of selling interests in government-owned or controlled enterprises). The ability of U.S. entities, such as the Fund, to participate in privatizations may be limited by local law, or the terms for participation may be less advantageous than for local investors. There can be no assurance that privatization programs will be available or successful.

                    Brady Bonds. The Fund may invest in so-called "Brady Bonds," which are securities created through the exchange of existing commercial bank loans to public and private entities for new bonds in connection with debt restructurings under a debt restructuring plan announced by former U.S. Secretary of the Treasury Nicholas F. Brady. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily the U.S. dollar) and are currently actively traded in the OTC secondary market for debt instruments. Brady Bonds do not have a long payment history, and are subject to, among other things, the risk of default. In light of the history of commercial bank loan defaults by Latin American public and private entities, investments in Brady Bonds may be viewed as speculative.

                    Emerging Markets. The Fund may invest in securities of issuers located in "emerging markets" (less developed countries located outside of the U.S.). Investing in emerging markets involves not only the risks described above with respect to investing in foreign securities, but also other risks, including exposure to economic structures that are generally less diverse and mature than, and to political systems that can be expected to have less stability than, those of developed countries. For example, many investments in emerging markets experienced significant declines in value due to political and currency volatility in emerging markets countries during the latter part of 1997 and the first half of 1998. Other characteristics of emerging markets that may affect investment include certain national policies that may restrict investment by foreigners in issuers or industries deemed sensitive to relevant national interests and the absence of developed structures governing private and foreign investments and private property. The typically small size of the markets of securities of issuers located in emerging markets and the possibility of a low or nonexistent volume of trading in those securities may also result in a lack of liquidity and in price volatility of those securities.

                    Sovereign Debt. Investments in sovereign debt involve special risks. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt, and the Fund may have limited legal recourse in the event of a default.

          Sovereign debt differs from debt obligations issued by private entities in that, generally, remedies for defaults must be pursued in the courts of the defaulting party. Legal recourse is therefore somewhat limited. Political conditions, especially a sovereign entity's willingness to meet the terms of its debt obligations, are of considerable significance. Also, there can be no assurance that the holders of commercial bank loans to the same sovereign entity may not contest payments to the holders of sovereign debt in the event of default under commercial bank loan agreements.

          A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor's policy toward principal international lenders and the political constraints to which a sovereign debtor may be subject. Increased protectionism on the part of a country's trading partners, or political changes in those countries, could also adversely affect its exports. Such events could diminish a country's trade account surplus, if any, or the credit standing of a particular local government or agency.

          The occurrence of political, social or diplomatic changes in one or more of the countries issuing sovereign debt could adversely affect the Fund's investments. Political changes or a deterioration of a country's domestic economy or balance of trade may affect the willingness of countries to service their sovereign debt. While CSAM intends to manage the Fund in a manner that will minimize the exposure to such risks, there can be no assurance that adverse political changes will not cause the Fund to suffer a loss of interest or principal on any of its holdings.

          Investors should also be aware that certain sovereign debt instruments in which the Fund may invest involve great risk. Sovereign debt issued by issuers in many emerging markets generally is deemed to be the equivalent in terms of quality to securities rated below investment grade by Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's Ratings Services ("S&P"). Such securities are regarded as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations and involve major risk exposure to adverse conditions. Some of such sovereign debt, which may not be paying interest currently or may be in payment default, may be comparable to securities rated "D" by S&P or "C" by Moody's. The Fund may have difficulty disposing of certain sovereign debt obligations because there may be a limited trading market for such securities. Because there is no liquid secondary market for many of these securities, the Fund anticipates that such securities could be sold only to a limited number of dealers or institutional investors. The lack of a liquid secondary market may have an adverse impact on the market price of such securities and the Fund's ability to dispose of particular issues when necessary to meet the Fund's liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the issuer. The lack of a liquid secondary market for certain securities also may make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing the Fund's portfolio and calculating its net asset value. When and if available, fixed income securities may be purchased by the Fund at a discount from face value. However, the Fund does not intend to hold such securities to maturity for the purpose of achieving potential capital gains, unless current yields on these securities remain attractive. From time to time, the Fund may purchase securities not paying interest at the time acquired if, in the opinion of CSAM, such securities have the potential for future income or capital appreciation.

          U.S. GOVERNMENT SECURITIES. The obligations issued or guaranteed by the U.S. government in which the Fund may invest include direct obligations of the U.S. Treasury and obligations issued by U.S. government agencies and instrumentalities. Included among direct obligations of the United States are Treasury Bills, Treasury Notes and Treasury Bonds, which differ in terms of their interest rates, maturities and dates of issuance. Treasury Bills have maturities of less than one year, Treasury Notes have maturities of one to 10 years and Treasury Bonds generally have maturities of greater than 10 years at the date of issuance. Included among the obligations issued by agencies and instrumentalities of the United States are instruments that are supported by the full faith and credit of the United States (such as certificates issued by the Government National Mortgage Association ("GNMA")); instruments that are supported by the right of the issuer to borrow from the U.S. Treasury (such as securities of Federal Home Loan Banks); and instruments that are supported by the credit of the instrumentality (such as Federal National Mortgage Association ("FNMA") and Federal Home Loan Mortgage Corporation ("FHLMC") bonds).

          Other U.S. government securities in which the Fund may invest include securities issued or guaranteed by the Federal Housing Administration, Farmers Home Loan Administration, Export-Import Bank of the United States, Small Business Administration, General Services Administration, Central Bank for Cooperatives, Federal Farm Credit Banks, Federal Intermediate Credit Banks, Federal Land Banks, Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board and Student Loan Marketing Association. Because the U.S. government is not obligated by law to provide support to an instrumentality it sponsors, the Fund will invest in obligations issued by such an instrumentality only if CSAM determines that the credit risk with respect to the instrumentality does not make its securities unsuitable for investment by the Fund.

          DEBT SECURITIES. The Fund may invest up to 20% of its net assets in investment grade debt securities (other than money market obligations). Debt obligations of corporations in which the Fund may invest include corporate bonds, debentures and notes. Debt securities convertible into common stock and certain preferred stocks may have risks similar to those described below.

          Moody's and S&P are private services that provide ratings of the credit quality of debt securities and certain other securities. A description of the ratings assigned to corporate bonds by Moody's and S&P is included in Appendix A to this Statement of Additional Information.

          Credit ratings attempt to evaluate the safety of principal and interest payments, but they do not evaluate the volatility of a debt security's value or its liquidity and do not guarantee the performance of the issuer. Rating agencies may fail to make timely changes in credit ratings in response to subsequent events, so that an issuer's current financial condition may be better or worse than the rating indicates. There is a risk that rating agencies may downgrade a debt security's rating. Subsequent to a security's purchase by the Fund, it may cease to be rated or it may be downgraded. Neither event will require the sale of such securities, although the Adviser will consider such event in its determination of whether the Fund should continue to hold the security. The Adviser may use these ratings in determining whether to purchase, sell or hold a security. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, bonds with the same maturity, interest rate and rating may have different market prices.

          The interest income to be derived may be considered as one factor in selecting debt securities for investment by CSAM. Because the market value of debt obligations can be expected to vary inversely to changes in prevailing interest rates, investing in debt obligations may provide an opportunity for capital appreciation when interest rates are expected to decline. The success of such a strategy is dependent upon CSAM's ability to forecast accurately changes in interest rates. The market value of debt obligations may also be expected to vary depending upon, among other factors, the ability of the issuer to repay principal and interest, any change in investment rating and general economic conditions.

          A security will be deemed to be investment grade if it is rated within the four highest grades by Moody's or S&P or, if unrated, is determined to be of comparable quality by CSAM. Moody's considers debt securities rated Baa (its lowest investment rating) to have speculative characteristics. This means that changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade bonds. The Fund's holdings of debt securities rated below investment grade (commonly referred to as "junk bonds") may be rated as low as C by Moody's or D by S&P at the time of purchase, or may be unrated securities considered to be of equivalent quality. Securities that are rated C by Moody's comprise the lowest rated class and can be regarded as having extremely poor prospects of ever attaining any real investment standing. Debt rated D by S&P is in default or is expected to default upon maturity or payment date. Investors should be aware that ratings are relative and subjective and not absolute standards of quality. Any percentage limitation on the Fund's ability to invest in debt securities will not be applicable during periods when the Fund pursues a temporary defensive strategy as discussed below.

          Any percentage limitation on the Fund's ability to invest in debt securities will not be applicable during periods when the Fund pursues a temporary defensive strategy as discussed below. The Fund may invest to a limited extent in zero coupon securities and government zero coupon securities. See "Additional Information Concerning Taxes" for a discussion of the tax consequences to shareholders of the Fund that invests in zero coupon securities.

                    Below Investment Grade Securities. The Fund may invest or hold up to 5% of its net assets in securities rated below investment grade, including convertible and non-convertible debt securities, downgraded below investment grade subsequent to acquisition by the Fund.

          Below investment grade debt securities may be rated as low as C by Moody's or D by S&P, or be deemed by CSAM to be of equivalent quality. Securities that are rated C by Moody's are the lowest rated class and can be regarded as having extremely poor prospects of ever attaining any real investment standing. A security rated D by S&P is in default or is expected to default upon maturity or payment date. Investors should be aware that ratings are relative and subjective and are not absolute standards of quality.

          Below investment grade securities (commonly referred to as "junk bonds"), (i) will likely have some quality and protective characteristics that, in the judgment of the rating organizations, are outweighed by large uncertainties or major risk exposures to adverse conditions and (ii) are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. The market values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than investment grade securities. In addition, these securities generally present a higher degree of credit risk. The risk of loss due to default is significantly greater because these securities generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness.

          While the market values of medium- and lower-rated securities and unrated securities of comparable quality tend to react less to fluctuations in interest rate levels than do those of higher-rated securities, the market values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-quality securities. In addition, medium- and lower-rated securities and comparable unrated securities generally present a higher degree of credit risk. Issuers of medium- and lower-rated securities and unrated securities are often highly leveraged and may not have more traditional methods of financing available to them so that their ability to service their obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. The risk of loss due to default by such issuers is significantly greater because medium- and lower-rated securities and unrated securities generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness.

          An economic recession could disrupt severely the market for medium- and lower-rated securities and may adversely affect the value of such securities and the ability of the issuers of such securities to repay principal and pay interest thereon. To the extent a secondary trading market for these securities does exist, it generally is not as liquid as the secondary market for higher-rated securities. The lack of a liquid secondary market, as well as adverse publicity and investor perception with respect to these securities, may have an adverse impact on market price and the Fund's ability to dispose of particular issues when necessary to meet the Fund's liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer. The lack of a liquid secondary market for certain securities also may make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing the Fund and calculating its net asset value.

          The market value of securities in medium- and lower-rated categories is also more volatile than that of higher quality securities. Factors adversely impacting the market value of these securities will adversely impact the Fund's net asset value. The Fund will rely on the judgment, analysis and experience of CSAM in evaluating the creditworthiness of an issuer. In this evaluation, in addition to relying on ratings assigned by Moody's or S&P, CSAM will take into consideration, among other things, the issuer's financial resources, its sensitivity to economic conditions and trends, its operating history, the quality of the issuer's management and regulatory matters. Interest rate trends and specific developments which may affect individual issuers will also be analyzed. Subsequent to its purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced. Neither event will require sale of such securities, although CSAM will consider such event in its determination of whether the Fund should continue to hold the securities. The Fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings of such securities. At times, adverse publicity regarding lower-rated securities has depressed the prices for such securities to some extent.

                    Mortgage-Backed Securities. Mortgage-backed securities issued or guaranteed by the U.S. government, its agencies or instrumentalities include those issued by GNMA, FNMA and FHLMC. Non-government issued mortgage-backed securities may offer higher yields than those issued by government entities, but may be subject to greater price fluctuations. Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property. The mortgages backing these securities include, among other mortgage instruments, conventional 30-year fixed-rate mortgages, 15-year fixed-rate mortgages, graduated payment mortgages and adjustable rate mortgages. Although there may be government or private guarantees on the payment of interest and principal of these securities, the guarantees do not extend to the securities' yield or value, which are likely to vary inversely with fluctuations in interest rates, nor do the guarantees extend to the yield or value of the Fund's shares. These securities generally are "pass-through" instruments, through which the holders receive a share of all interest and principal payments from the mortgages underlying the securities, net of certain fees. Some mortgage-backed securities, such as collateralized mortgage obligations ("CMOs"), make payments of both principal and interest at a variety of intervals; others make semiannual interest payments at a predetermined rate and repay principal at maturity (like a typical bond).

          Yields on pass-through securities are typically quoted by investment dealers and vendors based on the maturity of the underlying instruments and the associated average life assumption. The average life of pass-through pools varies with the maturities of the underlying mortgage loans. A pool's term may be shortened by unscheduled or early payments of principal on the underlying mortgages. The occurrence of mortgage prepayments is affected by various factors, including the level of interest rates, general economic conditions, the location, scheduled maturity and age of the mortgage and other social and demographic conditions. Because prepayment rates of individual pools vary widely, it is not possible to predict accurately the average life of a particular pool. At present, mortgage pools, particularly those with loans with other maturities or different characteristics, are priced on an assumption of average life determined for each pool. In periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of a pool of mortgage-related securities. Conversely, in periods of rising rates the rate of prepayment tends to decrease, thereby lengthening the actual average life of the pool. However, these effects may not be present, or may differ in degree, if the mortgage loans in the pools have adjustable interest rates or other special payment terms, such as a prepayment charge. Actual prepayment experience may cause the yield of mortgage-backed securities to differ from the assumed average life yield. Reinvestment of prepayments may occur at higher or lower interest rates than the original investment, thus affecting the Fund's yield. In addition, mortgage-backed securities issued by certain non-government entities and collateralized mortgage obligations may be less marketable than other securities.

          The rate of interest on mortgage-backed securities is lower than the interest rates paid on the mortgages included in the underlying pool due to the annual fees paid to the servicer of the mortgage pool for passing through monthly payments to certificate holders and to any guarantor, such as GNMA, and due to any yield retained by the issuer. Actual yield to the holder may vary from the coupon rate, even if adjustable, if the mortgage-backed securities are purchased or traded in the secondary market at a premium or discount. In addition, there is normally some delay between the time the issuer receives mortgage payments from the servicer and the time the issuer makes the payments on the mortgage-backed securities, and this delay reduces the effective yield to the holder of such securities.

                    Asset-Backed Securities. Asset-backed securities issued or guaranteed by the U.S. government, its agencies or instrumentalities include those issued by the Student Loan Marketing Association. Asset-backed securities represent participations in, or are secured by and payable from, assets such as motor vehicle installment sales, installment loan contracts, leases of various types of real and personal property and receivables from revolving credit (credit card) agreements. Such assets are securitized through the use of trusts and special purpose corporations. Payments or distributions of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit or a pool insurance policy issued by a financial institution unaffiliated with the trust or corporation.

          Asset-backed securities present certain risks that are not presented by other securities in which these Funds may invest. Automobile receivables generally are secured by automobiles. Most issuers of automobile receivables permit the loan servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the asset-backed securities. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in the underlying automobiles. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. Credit card receivables are generally unsecured, and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. In addition, there is no assurance that the security interest in the collateral can be realized. The Fund may purchase asset-backed securities that are unrated.

                    Loan Participations and Assignments. The Fund may invest in fixed and floating rate loans ("Loans") arranged through private negotiations between a foreign government, corporation or other entity (a "Borrower") and one or more financial institutions ("Lenders"). The majority of the Fund's investments in Loans are expected to be in the form of participations in Loans ("Participations") and assignments of portions of Loans from third parties ("Assignments"). Participations typically will result in the Fund having a contractual relationship only with the Lender, not with the Borrower. The Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the Borrower. In connection with purchasing Participations, the Fund generally will have no right to enforce compliance by the Borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the Borrower, and the Fund may not directly benefit from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund will assume the credit risk of both the Borrower and the Lender that is selling the Participation. In the event of the insolvency of the Lender selling a Participation, the Fund may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the Borrower. The Fund will acquire Participations only if the Lender interpositioned between the Fund and the Borrower is determined by CSAM to be creditworthy.

                    Structured Notes, Bonds or Debentures. Typically, the value of the principal and/or interest on these instruments is determined by reference to changes in the value of specific currencies, interest rates, commodities, indexes or other financial indicators (the "Reference") or the relevant change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. The terms of the structured securities may provide that in certain circumstances no principal is due at maturity and, therefore, may result in the loss of the Fund's entire investment. The value of structured securities may move in the same or the opposite direction as the value of the Reference, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, the change in interest rate or the value of the security at maturity may be a multiple of the change in the value of the Reference so that the security may be more or less volatile than the Reference, depending on the multiple. Consequently, structured securities may entail a greater degree of market risk and volatility than other types of debt obligations.

          REITs. The Fund may invest in real estate investment trusts ("REITs"), which are pooled investment vehicles that invest primarily in income-producing real estate or real estate related loans or interests. Like regulated investment companies such as the Fund, REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Internal Revenue Code of 1986, amended (the "Code"). By investing in a REIT, the Fund will indirectly bear its proportionate share of any expenses paid by the REIT in addition to the expenses of the Fund.

          Investing in REITs involves certain risks. A REIT may be affected by changes in the value of the underlying property owned by such REIT or by the quality of any credit extended by the REIT. REITs are dependent on management skills, are not diversified (except to the extent the Code requires), and are subject to the risks of financing projects. REITs are subject to heavy cash flow dependency, default by borrowers, self-liquidation, the possibilities of failing to qualify for the exemption from tax for distributed income under the Code and failing to maintain their exemptions from the 1940 Act. REITs are also subject to interest rate risks.

          CONVERTIBLE SECURITIES. Convertible securities in which the Fund may invest, including both convertible debt and convertible preferred stock, may be converted at either a stated price or stated rate into underlying shares of common stock. Because of this feature, convertible securities enable an investor to benefit from increases in the market price of the underlying common stock. Convertible securities provide higher yields than the underlying equity securities, but generally offer lower yields than non-convertible securities of similar quality. The value of convertible securities fluctuates in relation to changes in interest rates like bonds and, in addition, fluctuates in relation to the underlying common stock. Subsequent to purchase by the Fund, convertible securities may cease to be rated or a rating may be reduced below the minimum required for purchase by the Fund. Neither event will require sale of such securities, although CSAM will consider such event in its determination of whether the Fund should continue to hold the securities.

          SECURITIES OF OTHER INVESTMENT COMPANIES. The Fund may invest in securities of other investment companies to the extent permitted under the 1940 Act or pursuant to an SEC order. Presently, under the 1940 Act, the Fund may hold securities of another investment company in amounts which (i) do not exceed 3% of the total outstanding voting stock of such company, (ii) do not exceed 5% of the value of the Fund's total assets and (iii) when added to all other investment company securities held by the Fund, do not exceed 10% of the value of the Fund's total assets. As a shareholder of another investment company, the Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that the Fund bears directly in connection with its own operations.

          LENDING OF PORTFOLIO SECURITIES. The Fund may lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the Fund's Board. These loans, if and when made, may not exceed 331/3% of the Fund's total assets (including the loan collateral). Loans of portfolio securities will be collateralized by cash, letters of credit or U.S. government securities, which are maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Fund. From time to time, the Fund may return a part of the interest earned from the investment of collateral received for securities loaned to the borrower and/or a third party that is unaffiliated with the Fund and that is acting as a "finder."

          By lending its securities, the Fund can increase its income by continuing to receive interest and any dividends on the loaned securities as well as by either investing the collateral received for securities loaned in short-term instruments or obtaining yield in the form of interest paid by the borrower when U.S. government securities are used as collateral. The Fund will adhere to the following conditions whenever its portfolio securities are loaned:
(i) the Fund must receive at least 100% cash collateral or equivalent securities of the type discussed in the preceding paragraph from the borrower; (ii) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (iii) the Fund must be able to terminate the loan at any time; (iv) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities and any increase in market value; (v) the Fund may pay only reasonable custodian fees in connection with the loan; and (vi) voting rights on the loaned securities may pass to the borrower, provided, however, that if a material event adversely affecting the investment occurs, the Fund must terminate the loan and regain the right to vote the securities. Loan agreements involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions upon the Fund's ability to recover the loaned securities or dispose of the collateral for the loan. Default by or bankruptcy of a borrower would expose the Fund to possible loss because of adverse market action, expenses and/or delays in connection with the disposition of the underlying securities. Any loans of the Fund's securities will be fully collateralized and marked to market daily.

          The Fund and CSAM have received an order of exemption (the "Order") from the Securities and Exchange Commission to permit Credit Suisse First Boston ("CSFB") to act as lending agent for the Fund, to permit securities loans to broker-dealer affiliates of CSFB, and to permit the investment of cash collateral received by CSFB from borrowers and other uninvested cash amounts in certain money market funds advised by CSAM ("Investment Funds"). The Order contains a number of conditions that are designed to ensure that CSFB's securities lending program does not involve overreaching by CSAM, CSFB or any of their affiliates. These conditions include percentage limitations on the amount of a Fund's assets that may be invested in the Investment Funds, restrictions on the Investment Funds' ability to collect sales charges and certain other fees, and a requirement that each fund that invests in the Investment Funds will do so at the same price as each other Fund and will bear its proportionate share of expenses and receive its proportionate share of any dividends.

          BORROWING. The Fund may borrow up to 30% of its total assets for temporary or emergency purposes, including to meet portfolio redemption requests so as to permit the orderly disposition of portfolio securities or to facilitate settlement transactions on portfolio securities. Additional investments (including roll-overs) will not be made when borrowings exceed 5% of the Fund's net assets. Although the principal of such borrowings will be fixed, the Fund's assets may change in value during the time the borrowing is outstanding. The Fund expects that some of its borrowings may be made on a secured basis. In such situations, either the custodian will segregate the pledged assets for the benefit of the lender or arrangements will be made with a suitable subcustodian, which may include the lender.

          WHEN-ISSUED SECURITIES AND DELAYED-DELIVERY TRANSACTIONS. The Fund may utilize up to 20% of its total assets to purchase securities on a "when-issued" basis or purchase or sell securities for delayed delivery (i.e., payment or delivery occur beyond the normal settlement date at a stated price and yield). In these transactions, payment for and delivery of the securities occur beyond the regular settlement dates, normally within 30 to 45 days after the transaction. The Funds will not enter into a when-issued or delayed-delivery transaction for the purpose of leverage, but may sell the right to acquire a when-issued security prior to its acquisition or dispose of its right to deliver or receive securities in a delayed-delivery transaction before the settlement date if CSAM deems it advantageous to do so. The payment obligation and the interest rate that will be received on when-issued and delayed-delivery transactions are fixed at the time the buyer enters into the commitment. Due to fluctuations in the value of securities purchased or sold on a when-issued or delayed-delivery basis, the prices obtained on such securities may be higher or lower than the prices available in the market on the dates when the investments are actually delivered to the buyers. The Fund will establish a segregated account with its custodian consisting of cash or liquid securities in an amount equal to its when-issued and delayed-delivery purchase commitments and will segregate the securities underlying commitments to sell securities for delayed delivery.

          When the Fund agrees to purchase when-issued or delayed-delivery securities, its custodian will set aside cash or liquid securities that are acceptable as collateral to the appropriate regulatory authority equal to the amount of the commitment in a segregated account. Normally, the custodian will set aside portfolio securities to satisfy a purchase commitment, and in such a case the Fund may be required subsequently to place additional assets in the segregated account in order to ensure that the value of the account remains equal to the amount of the

Fund's commitment. It may be expected that the Fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. When the Fund engages in when-issued or delayed-delivery transactions, it relies on the other party to consummate the trade. Failure of the seller to do so may result in the Fund's incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

          SHORT SALES "AGAINST THE BOX." The Fund may engage in short sales against the box. In a short sale, the Fund sells a borrowed security and has a corresponding obligation to the lender to return the identical security. The seller does not immediately deliver the securities sold and is said to have a short position in those securities until delivery occurs. While a short sale is made by selling a security the Fund does not own, a short sale is "against the box" to the extent that the Fund contemporaneously owns or has the right to obtain, at no added cost, securities identical to those sold short. It may be entered into by the Fund, for example, to lock in a sales price for a security the Fund does not wish to sell immediately. If the Fund engages in a short sale, the collateral for the short position will be maintained by the Fund's custodian or qualified sub-custodian. While the short sale is open, the Fund will maintain in a segregated account an amount of securities equal in kind and amount to the securities sold short or securities convertible into or exchangeable for such equivalent securities. These securities constitute the Fund's long position.

          The Fund may make a short sale as a hedge when it believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund (or a security convertible or exchangeable for such security). In such case, any future losses in the Fund's long position should be offset by a gain in the short position and, conversely, any gain in the long position should be reduced by a loss in the short position. The extent to which such gains or losses are reduced will depend upon the amount of the security sold short relative to the amount the Fund owns. There will be certain additional transactions costs associated with short sales against the box, but the Fund will endeavor to offset these costs with the income from the investment of the cash proceeds of short sales.

          If the Fund effects a short sale of securities at a time when it has an unrealized gain on the securities, it may be required to recognize that gain as if it had actually sold the securities (as a "constructive sale") on the date it effects the short sale. However, such constructive sale treatment may not apply if the Fund closes out the short sale with securities other than the appreciated securities held at the time of the short sale and if certain other conditions are satisfied. Uncertainty regarding the tax consequences of effecting short sales may limit the extent to which the Fund may effect short sales.

          EMERGING GROWTH AND SMALLER CAPITALIZATION COMPANIES; UNSEASONED ISSUERS. The Fund may invest in securities of small- and medium-sized, emerging growth companies and companies with continuous operations of less than three years ("unseasoned issuers"), which may include JASDAQ and Frontier Market securities. Such investments involve considerations that are not applicable to investing in securities of established, larger-capitalization issuers, including reduced and less reliable information about issuers and markets, less stringent financial disclosure requirements, illiquidity of securities and markets, higher brokerage commissions and fees and greater market risk in general. In addition, securities of these companies may involve greater risks since these securities may have limited marketability and, thus, may be more volatile.

          Although investing in securities of small- and medium-sized and emerging growth companies or unseasoned issuers offers potential for above-average returns if the companies are successful, the risk exists that the companies will not succeed and the prices of the companies' shares could significantly decline in value. Therefore, an investment in the Fund may involve a greater degree of risk than an investment in other mutual funds that seek growth of capital or capital appreciation by investing in better-known, larger companies.

          SPECIAL SITUATION COMPANIES. "Special situation companies" are involved in an actual or prospective acquisition or consolidation, reorganization, recapitalization, merger, liquidation or distribution of cash, securities or other assets, a tender or exchange offer, a breakup or workout of a holding company, or litigation which, if resolved favorably, may provide an attractive investment opportunity. If the actual or prospective situation does not materialize as anticipated, the market price of the securities of a "special situation company" may decline significantly.

          WARRANTS. The Fund may invest up to 10% of its net assets in warrants to purchase newly created equity securities consisting of common and preferred stock. Warrants are securities that give the holder the right, but not the obligation to purchase equity issues of the company issuing the warrants, or a related company, at a fixed price either on a date certain or during a set period. The Fund may invest in warrants to purchase equity securities consisting of common and preferred stock. The equity security underlying a warrant is outstanding at the time the warrant is issued or is issued together with the warrant.

          Investing in warrants can provide a greater potential for profit or loss than an equivalent investment in the underlying security, and, thus, can be a speculative investment. At the time of issue, the cost of a warrant is substantially less than the cost of the underlying security itself, and price movements in the underlying security are generally magnified in the price movements of the warrant. This leveraging effect enables the investor to gain exposure to the underlying security with a relatively low capital investment. This leveraging increases an investor's risk, however, in the event of a decline in the value of the underlying security and can result in a complete loss of the amount invested in the warrant. In addition, the price of a warrant tends to be more volatile than, and may not correlate exactly to, the price of the underlying security. If the market price of the underlying security is below the exercise price of the warrant on its expiration date, the warrant will generally expire without value. The value of a warrant may decline because of a decline in the value of the underlying security, the passage of time, changes in interest rates or in the dividend or other policies of the company whose equity underlies the warrant or a change in the perception as to the future price of the underlying security, or any combination thereof. Warrants generally pay no dividends and confer no voting or other rights other than to purchase the underlying security.

          NON-PUBLICLY TRADED AND ILLIQUID SECURITIES. The Fund may not invest more than 10% of its net assets in non-publicly traded and illiquid securities, including certain securities that are illiquid by virtue of the absence of a readily available market, repurchase agreements which have a maturity of longer than seven days, certain Rule 144A Securities (as defined below), and time deposits maturing in more than seven days. Securities that have legal or contractual restrictions on resale but have a readily available market are not considered illiquid for purposes of this limitation. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.

          Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements applicable to companies whose securities are publicly traded. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days without borrowing. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

          In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

                    Rule 144A Securities. Rule 144A under the Securities Act adopted by the SEC allows for a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. CSAM anticipates that the market for certain restricted securities such as institutional commercial paper will expand further as a result of this regulation and use of automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc.

          An investment in Rule 144A Securities will be considered illiquid and therefore subject to the Fund's limit on the purchase of illiquid securities unless the Board or its delegates determines that the Rule 144A Securities are liquid. In reaching liquidity decisions, the Board or its delegates may consider, inter alia, the following factors: (i) the unregistered nature of the security; (ii) the frequency of trades and quotes for the security; (iii) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (iv) dealer undertakings to make a market in the security and (v) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

          Investing in Rule 144A securities could have the effect of increasing the level of illiquidity in the Fund to the extent that qualified institutional buyers are unavailable or uninterested in purchasing such securities from the Fund. The Board has adopted guidelines and delegated to CSAM the daily function of determining and monitoring the liquidity of Rule 144A Securities, although the Board will retain ultimate responsibility for liquidity determinations.

          MONEY MARKET OBLIGATIONS. The Fund is authorized to invest, under normal market conditions, up to 20% of its total assets in domestic and foreign short-term (one year or less remaining to maturity) and medium-term (five year or less remaining to maturity) money market obligations. These instruments consist of obligations issued or guaranteed by the U.S. government or a foreign government, its agencies or instrumentalities; bank obligations (including certificates of deposit, time deposits and bankers' acceptances of domestic or foreign banks, domestic savings and loans and similar institutions) that are high quality investments or, if unrated, deemed by CSAM to be high quality investments; commercial paper rated no lower than A-2 by S&P or Prime-2 by Moody's or the equivalent from another major rating service or, if unrated, of an issuer having an outstanding, unsecured debt issue then rated within the three highest rating categories; and repurchase agreements with respect to the foregoing.

                    Repurchase Agreements. The Fund may invest in repurchase agreement transactions with member banks of the Federal Reserve System and certain non-bank dealers. Repurchase agreements are contracts under which the buyer of a security simultaneously commits to resell the security to the seller at an agreed-upon price and date. Under the terms of a typical repurchase agreement, the Fund would acquire any underlying security for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period. The value of the underlying securities will at all times be at least equal to the total amount of the purchase obligation, including interest. The Fund bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations or becomes bankrupt and the Fund is delayed or prevented from exercising its right to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period in which the Fund seeks to assert this right. CSAM monitors the creditworthiness of those bank and non-bank dealers with which the Fund enters into repurchase agreements to evaluate this risk. A repurchase agreement is considered to be a loan under the 1940 Act.

                    Money Market Mutual Funds. Where CSAM believes that it would be beneficial to the Fund and appropriate considering the factors of return and liquidity, the Fund may invest up to 5% of its net assets in securities of money market mutual funds that are unaffiliated with the Fund or CSAM. A money market mutual fund is an investment company that invests in short-term high quality money market instruments. A money market mutual fund generally does not purchase securities with a remaining maturity of more than one year. As a shareholder in any mutual fund, the Fund will bear its ratable share of the mutual fund's expenses, including management fees, and will remain subject to payment of the Fund's administration fees and other expenses with respect to assets so invested.

          REVERSE REPURCHASE AGREEMENTS AND DOLLAR ROLLS. The Fund may enter into reverse repurchase agreements with member banks of the Federal Reserve System and certain non-bank dealers. Reverse repurchase agreements involve the sale of securities held by the Fund pursuant to its agreement to repurchase them at a mutually agreed upon date, price and rate of interest. At the time the Fund enters into a reverse repurchase agreement, it will segregate with an approved custodian containing cash or liquid securities having a value not less than the repurchase price (including accrued interest). The segregated assets will be marked-to-market daily and additional assets will be segregated on any day in which the assets fall below the repurchase price (plus accrued interest). The Fund's liquidity and ability to manage its assets might be affected when it sets aside cash or portfolio securities to cover such commitments. Reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale may decline below the price of the securities the Fund has sold but is obligated to repurchase. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund's obligation to repurchase the securities, and the Fund's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.

          The Fund may also enter into "dollar rolls," in which the Fund sells fixed-income securities for delivery in the current month and simultaneously contracts to repurchase similar but not identical (same type, coupon and maturity) securities on a specified future date. During the roll period, the Fund would forego principal and interest paid on such securities. The Fund would be compensated by the difference between the current sales price and the forward price for the future purchase, as well as by the interest earned on the cash proceeds of the initial sale. At the time the Fund enters into a dollar roll transaction, it will segregate with an approved custodian, cash or liquid securities having a value not less than the repurchase price (including accrued interest) and will subsequently monitor the segregated assets to ensure that its value is maintained. Reverse repurchase agreements and dollar rolls that are accounted for as financings are considered to be borrowings under the 1940 Act.

          NON-DIVERSIFIED STATUS. The Fund is classified as a non-diversified investment company within the meaning of the 1940 Act, which means that the Fund is not limited by such Act in the proportion of its assets that it may invest in securities of a single issuer. As a non-diversified fund, the Fund may invest a greater proportion of its assets in the obligations of a smaller number of issuers and, as a result, may be subject to greater risk with respect to portfolio securities. The investments of the Fund will be limited, however, in order to qualify as a "regulated investment company" for purposes of the Code. See "Additional Information Concerning Taxes." To qualify, the Fund will comply with certain requirements, including limiting its investments so that at the close of each quarter of the taxable year (i) not more than 25% of the market value of its total assets will be invested in the securities of a single issuer, and (ii) with respect to 50% of the market value of its total assets, not more than 5% of the market value of its total assets will be invested in the securities of a single issuer and the Fund will not own more than 10% of the outstanding voting securities of a single issuer.

TEMPORARY DEFENSIVE STRATEGIES.

          DEBT SECURITIES. When CSAM believes that a defensive posture is warranted, the Fund may invest temporarily without limit in U.S. and foreign investment grade debt obligations, other securities of U.S. companies and in domestic and foreign money market obligations, including repurchase agreements.

          MONEY MARKET OBLIGATIONS. The Fund, for temporary defensive purposes, may invest in domestic and foreign short-term (one year or less remaining to maturity) and medium-term (five years or less remaining to maturity) money market obligations without limit.


                             INVESTMENT RESTRICTIONS

          Certain investment limitations may not be changed without the affirmative vote of the holders of a majority of the Fund's outstanding shares ("Fundamental Restrictions"). Such majority is defined as the lesser of (i) 67% or more of the shares present at the meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding shares.

          If a percentage restriction (other than the percentage limitation set forth in No. 1 below) is adhered to at the time of an investment, a later increase or decrease in the percentage of assets resulting from a change in the values of portfolio securities or in the amount of the Fund's assets will not constitute a violation of such restriction.

          The investment limitations numbered 1 through 9 are Fundamental Restrictions. Investment limitations 10 through 14 may be changed by a vote of the Board at any time.

          The Fund may not:

          1. Borrow money except that the Fund may (a) borrow from banks for temporary or emergency purposes and (b) enter into reverse repurchase agreements; provided that reverse repurchase agreements, dollar roll transactions that are accounted for as financings and any other transactions constituting borrowing by the Fund may not exceed 30% of the value of the Fund's total assets at the time of such borrowing. For purposes of this restriction, the entry into currency transactions, options, futures contracts, options on futures contracts, forward commitment transactions and dollar roll transactions that are not accounted for as financings (and the segregation of assets in connection with any of the foregoing) shall not constitute borrowing.

          2. Purchase any securities which would cause 25% or more of the value of the Fund's total assets at the time of purchase to be invested in the securities of issuers conducting their principal business activities in the same industry; provided that there shall be no limit on the purchase of U.S. government securities.

          3. Make loans, except that the Fund may purchase or hold fixed-income securities, including loan participations, assignments and structured securities, lend portfolio securities and enter into repurchase agreements.

     4. Underwrite any securities issued by others except to the extent that the investment in restricted securities and the sale of securities in accordance with the Fund's investment objective, policies and limitations may be deemed to be underwriting.

     5. Purchase or sell real estate or invest in oil, gas or mineral exploration or development programs, except that the Fund may invest in (a) securities secured by real estate, mortgages or interests therein and (b) securities of companies that invest in or sponsor oil, gas or mineral exploration or development programs.

     6. Make short sales of securities or maintain a short position, except that the Fund may maintain short positions in forward currency contracts, options, futures contracts and options on futures contracts and enter into short sales "against the box."

     7. Purchase securities on margin, except that the Fund may obtain any short-term credits necessary for the clearance of purchases and sales of securities. For purposes of this restriction, the deposit or payment of initial or variation margin in connection with transactions in currencies, options, futures contracts or related options will not be deemed to be a purchase of securities on margin.

     8. Invest in commodities, except that the Fund may purchase and sell futures contracts, including those relating to securities, currencies and indices, and options on futures contracts, securities, currencies or indices, and purchase and sell currencies on a forward commitment or delayed-delivery basis.

     9. Issue any senior security except as permitted in these investment limitations.

     10. Purchase securities of other investment companies except in connection with a merger, consolidation, acquisition, reorganization or offer of exchange, or as otherwise permitted under the 1940 Act.

     11. Pledge, mortgage or hypothecate its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the deposit of assets in escrow and in connection with the writing of covered put and call options and purchase of securities on a forward commitment or delayed-delivery basis and collateral and initial or variation margin arrangements with respect to currency transactions, options, futures contracts, and options on futures contracts.

     12. Invest more than 10% of the Fund's net assets in securities which may be illiquid because of legal or contractual restrictions on resale or securities for which there are no readily available market quotations. For purposes of this limitation, repurchase agreements with maturities greater than seven days shall be considered illiquid securities.

     13. Invest in warrants (other than warrants acquired by the Fund as part of a unit or attached to securities at the time of purchase) if, as a result, the investments (valued at the lower of cost or market) would exceed 10% of the value of the Fund's net assets.

     14. Make additional investments (including roll-overs) if the Fund's borrowings exceed 5% of its net assets.



                               PORTFOLIO VALUATION


     The following is a description of the procedures used by the Fund in valuing its assets.

     Equity securities listed on an exchange or traded in an over-the-counter market will be valued at the closing price on the exchange or market on which the security is primarily traded (the "Primary Market") at the time of valuation (the "Valuation Time"). If the security did not trade on the Primary Market, the security will be valued at the closing price on another exchange or market where it trades at the Valuation Time. If there are no such sales prices, the security will be valued at the most recent bid quotation as of the Valuation Time or at the lowest asked quotation in the case of a short sale of securities. Debt securities with a remaining maturity greater than 60 days shall be valued in accordance with the price supplied by an independent pricing service approved by the Board ("Pricing Service").

     Prices for debt securities supplied by a pricing service may use a matrix, formula or other objective method that takes into consideration market indexes, matrices, yield curves and other specific adjustments. The procedures of Pricing Services are reviewed periodically by the officers of the Fund under the general supervision and responsibility of the Board, which may replace a Pricing Service at any time.

     If a Pricing Service is not able to supply closing prices and bid/asked quotations for an equity security or a price for a debt security, and there are two or more dealers, brokers or market makers in the security, the security will be valued at the mean between the highest bid and the lowest asked quotations from at least two dealers, brokers or market makers. If such dealers, brokers or market makers only provide bid quotations, the value shall be the mean between the highest and the lowest bid quotations provided. If a Pricing Service is not able to supply closing prices and bid/asked quotations for an equity security or a price for a debt security, and there is only one dealer, broker or market maker in the security, the security will be valued at the mean between the bid and the asked quotations provided, unless the dealer, broker or market maker can only provide a bid quotation in which case the security will be valued at such bid quotation. Options contracts will be valued similarly. Futures contracts will be valued at the most recent settlement price at the time of valuation.

     Short-term obligations with maturities of 60 days or less are valued at amortized cost, which constitutes fair value as determined by or under the direction of the Board. Amortized cost involves valuing a portfolio instrument at its initial cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. The amortized cost method of valuation may also be used with respect to other debt obligations with 60 days or less remaining to maturity.

     Securities, options, futures contracts and other assets which cannot be valued pursuant to the foregoing will be valued at their fair value as determined in good faith by or under the direction of the Board. In addition, the Board or its delegates may value a security at fair value if it determines that such security's value determined by the methodology set forth above does not reflect its fair value.

     Trading in securities in Japan and certain foreign countries is completed at various times prior to the close of business on each business day in New York (i.e., a day on which The New York Stock Exchange, Inc. (the "NYSE") is open for trading). The NYSE is currently scheduled to be closed on New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. In addition, securities trading in a particular country or countries may not take place on all business days in New York. Furthermore, trading takes place in various foreign markets on days which are not business days in New York and days on which the Fund's net asset value is not calculated. As a result, calculation of the Fund's net asset value does not take place contemporaneously with the determination of the prices of the majority of the Fund's securities. All assets and liabilities initially expressed in foreign currency values will be converted into U.S. dollar values at the prevailing rate as quoted by a Pricing Service at the close of the London Stock Exchange. If such quotations are not available, the rate of exchange will be determined in good faith by or under the direction of the Board.

                             PORTFOLIO TRANSACTIONS

     CSAM is responsible for establishing, reviewing and, where necessary, modifying the Fund's investment program to achieve its investment objective. Purchases and sales of newly issued portfolio securities are usually principal transactions without brokerage commissions effected directly with the issuer or with an underwriter acting as principal. Other purchases and sales may be effected on a securities exchange or over-the-counter, depending on where it appears that the best price or execution will be obtained. The purchase price paid by the Fund to underwriters of newly issued securities usually includes a concession paid by the issuer to the underwriter, and purchases of securities from dealers, acting as either principals or agents in the after market, are normally executed at a price between the bid and asked price, which includes a dealer's mark-up or mark-down. Transactions on U.S. stock exchanges and some foreign stock exchanges involve the payment of negotiated brokerage commissions. On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers. On most foreign exchanges, commissions are generally fixed. There is generally no stated commission in the case of securities traded in domestic or foreign OTC markets, but the price of securities traded in OTC markets includes an undisclosed commission or mark-up. U.S. government securities are generally purchased from underwriters or dealers, although certain newly issued U.S. government securities may be purchased directly from the U.S. Treasury or from the issuing agency or instrumentality. No brokerage commissions are typically paid on purchases and sales of U.S. Government Securities.

     In selecting broker-dealers, CSAM does business exclusively with those broker-dealers that, in CSAM's judgment, can be expected to provide the best service. The service has two main aspects: the execution of buy and sell orders and the provision of research. In negotiating commissions with broker-dealers, CSAM will pay no more for execution and research services that it considers either, or both together, to be worth. The worth of execution service depends on the ability of the broker-dealer to minimize costs of securities purchased and to maximize prices obtained for securities sold. The worth of research depends on its usefulness in optimizing portfolio composition and its changes over time. Commissions for the combination of execution and research services that meet CSAM's standards may be higher than for execution services alone or for services that fall below CSAM's standards. CSAM believes that these arrangements may benefit all clients and not necessarily only the accounts in which the particular investment transactions occur that are so executed. Further, CSAM will only receive brokerage or research services in connection with securities transactions that are consistent with the "safe harbor" provisions of Section 28(e) of the Securities Exchange Act of 1934 when paying such higher commissions.

     For the fiscal year ended October 31, 2002, $596 of total brokerage commissions was paid by the Fund to brokers and dealers who provided such research and other services. Research received from brokers or dealers is supplemental to CSAM's own research program.

     The following table details amounts paid by the Fund in commissions to broker-dealers for execution of portfolio transactions during the indicated fiscal years ended October 31.

----------------------------------------------------------------------------
            2000                  2001*                     2002
            ----                  ----                      ----
----------------------------------------------------------------------------
         $2,435,495             $261,791                  $207,732
----------------------------------------------------------------------------

* For the fiscal year ended October 31, 2001, the decrease in brokerage commissions (as compared with the fiscal year ended October 31, 2000) was due to a decrease in (i) purchases and sales of portfolio securities and
     (ii) decrease in the total net assets of the Fund.

     All orders for transactions in securities or options on behalf of the Fund are placed by CSAM with broker-dealers that it selects, including Credit Suisse Asset Management Securities, Inc. ("CSAMSI"), the Fund's distributor (and an affiliate of CSAM) and affiliates of Credit Suisse Group ("Credit Suisse"). A Fund may utilize CSAMSI or affiliates of Credit Suisse in connection with a purchase or sale of securities when CSAM believes that the charge for the transaction does not exceed usual and customary levels and when doing so is consistent with guidelines adopted by the Board.

     Investment decisions for the Fund concerning specific portfolio securities are made independently from those for other clients advised by CSAM. Such other investment clients may invest in the same securities as the Fund. When purchases or sales of the same security are made at substantially the same time on behalf of such other clients, transactions are averaged as to price and available investments allocated as to amount, in a manner which CSAM believes to be equitable to each client, including the Fund. In some instances, this investment procedure may adversely affect the price paid or received by the Fund or the size of the position obtained or sold for the Fund. To the extent permitted by law, CSAM may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for such other investment clients in order to obtain best execution.

     In no instance will portfolio securities be purchased from or sold to CSAM, CSAMSI or CSFB or any affiliated person of such companies, except as permitted by SEC exemptive order or by applicable law. In addition, the Fund will not give preference to any institutions with whom the Fund enters into distribution or shareholder servicing agreements concerning the provision of distribution services or support services.

     Transactions for the Fund may be effected on foreign securities exchanges. In transactions for securities not actively traded on a foreign securities exchange, the Fund will deal directly with the dealers who make a market in the securities involved, except in those circumstances where better prices and execution are available elsewhere. Such dealers usually are acting as principal for their own account. On occasion, securities may be purchased directly from the issuer. Such portfolio securities are generally traded on a net basis and do not normally involve brokerage commissions. Securities firms may receive brokerage commissions on certain portfolio transactions, including options, futures and options on futures transactions and the purchase and sale of underlying securities upon exercise of options.

     The Fund may participate, if and when practicable, in bidding for the purchase of securities for the Fund's portfolio directly from an issuer in order to take advantage of the lower purchase price available to members of such a group. The Fund will engage in this practice, however, only when CSAM, in its sole discretion, believes such practice to be otherwise in the Fund's interest.


     As of October 31, 2002, the Fund held the following securities of its regular broker or dealer:

--------------------------------------------------------------------------
        NAME OF SECURITIES           AGGREGATE VALUE OF THE HOLDINGS
--------------------------------------------------------------------------
State Street Bank and                           $2,806,000
Trust Company Euro Time Deposit
--------------------------------------------------------------------------

                               PORTFOLIO TURNOVER

     The Fund does not intend to seek profits through short-term trading, but the rate of turnover will not be a limiting factor when the Fund deems it desirable to sell or purchase securities. The Fund's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of its portfolio securities for the year by the monthly average value of the portfolio securities. Securities with remaining maturities of one year or less at the date of acquisition are excluded from the calculation.

     Certain practices that may be employed by the Fund could result in high portfolio turnover. For example, options on securities may be sold in anticipation of a decline in the price of the underlying security (market decline) or purchased in anticipation of a rise in the price of the underlying security (market rise) and later sold. To the extent that its portfolio is traded for the short-term, the Fund will be engaged essentially in trading activities based on short-term considerations affecting the value of an issuer's stock instead of long-term investments based on fundamental valuation of securities. Because of this policy, portfolio securities may be sold without regard to the length of time for which they have been held.

     It is not possible to predict the Fund's portfolio turnover rates. High portfolio turnover rates (100% or more) may result in higher brokerage commissions, dealer markups or underwriting commissions as well as other transaction costs. In addition, gains realized from portfolio turnover may be taxable to shareholders. The portfolio turnover rates for the Fund were 59% and 69% for the fiscal years ended October 31, 2001 and 2002, respectively.

                     SPECIAL CONSIDERATIONS REGARDING JAPAN

     Since the Fund invests a significant portion of its assets in Japanese securities, it is subject to general economic and political conditions in Japan. The Fund may be more volatile than a fund which is broadly diversified geographically. Additional factors relating to Japan that an investor in the Fund should consider include the following:

ECONOMIC BACKGROUND.

          Generally. Since the end of World War II, Japan has experienced significant economic development. Since the mid-1980's, Japan has become a major creditor nation. With the exception of the periods associated with the oil crises of the 1970's, Japan has generally experienced very low levels of inflation. There is no guarantee, however, that these favorable trends will continue.

     The Japanese economy has languished for much of the 1990's. Lack of effective government action in the areas of tax reform to reduce high tax rates, banking regulation to address enormous amounts of bad debt, and economic reforms to attempt to stimulate spending are among the factors cited as possible causes to Japan's economic problems. Steps have been taken to deregulate and liberalize protected areas of the economy, but the pace of change has been slow.

     Strains in the financial system have also been one of the major causes of Japan's economic weakness. The non-performing loans of financial institutions have hampered their ability to take on risk, thus obstructing the flow of funds into capital outlays as well as equities. The large commercial banks are having to bear a heavy burden of the bad-debt problem (e.g., in accepting write-offs of loans they have extended to distressed smaller institutions, in recapitalizing failed institutions and in stepping up contributions to the Deposit Insurance Corporation, an organization jointly established in 1971 by the government and private financial institutions to protect depositors). While the banking system appears to be making some progress in its attempt to deal with non-performing assets, it is extremely difficult to gauge the true extent of the bad-debt problem which, if not adequately addressed, could lead to a crisis in the banking system.

     Japan's economy is a market economy in which industry and commerce are predominantly privately owned and operated. However, the Japanese government is involved in establishing and meeting objectives for developing the economy and improving the standard of living of the Japanese people, so that changes in government policies could have an adverse effect on the economy and the companies in which the Fund invests. Changes in government policies cannot be predicted.

          Currency Fluctuation. Investments by the Fund in Japanese securities will be denominated in yen and most income received by the Fund from such investments will be in yen. However, the Fund's net asset value will be reported, and distributions will be made, in U.S. dollars. Therefore, a decline in the value of the yen relative to the U.S. dollar could have an adverse effect on the value of the Fund's Japanese investments. The yen has had a history of unpredictable and volatile movements against the dollar. The Fund is not required to hedge against declines in the value of the yen.

SECURITIES MARKETS.

     The common stocks of many Japanese companies trade at high price-earnings ratios, and the Japanese stock markets have often been considered significantly overvalued. Differences in accounting methods make it difficult to compare the earnings of Japanese companies with those of companies in other countries, especially the United States.

     The Japanese securities markets are less regulated than those in the United States and, at times, have been very volatile. Evidence has emerged from time to time of distortion of market prices to serve political or other purposes. Shareholders' rights are also not always enforced to the same extent as in the United States.

FOREIGN TRADE.

     Much of Japan's economy is dependent upon international trade. The country is a leading exporter of automobiles and industrial machinery as well as industrial and consumer electronics. Consequently, Japan's economy and export growth are largely dependent upon the economic development of its trading partners, particularly the United States and the developing nations in Southeast Asia.

     Because of the large trade surpluses it has generated, Japan at times has had difficult relations with its trading partners, particularly the U.S. It is possible that trade sanctions or other protectionist measures could impact Japan adversely in both the short- and long-term.

NATURAL RESOURCE DEPENDENCY.

     An island nation with limited natural resources, Japan is also heavily dependent upon imports of essential products such as oil, forest products and industrial metals. Accordingly, Japan's industrial sector and domestic economy are highly sensitive to fluctuations in international commodity prices. In addition, many of these commodities are traded in U.S. dollars and any strength in the exchange rate between the yen and the dollar can have either a positive or a negative effect upon corporate profits.

ENERGY.

     Japan has historically depended on oil for most of its energy requirements. Almost all of its oil is imported. In the past, oil prices have had a major impact on the domestic economy, but more recently Japan has worked to reduce its dependence on oil by encouraging energy conservation and use of alternative fuels. In addition, a restructuring of industry, with emphasis shifting from basic industries to processing and assembly-type industries, has contributed to the reduction of oil consumption. However, there is no guarantee this favorable trend will continue.

NATURAL DISASTERS.

     The islands of Japan lie in the western Pacific Ocean, off the eastern coast of the continent of Asia. Japan has in the past experienced earthquakes and tidal waves of varying degrees of severity, and the risks of such phenomena, and the damage resulting therefrom, continue to exist. The long-term economic effects of such geological factors on the Japanese economy as a whole, and on the Fund's investments, cannot be predicted.

                             MANAGEMENT OF THE FUNDS

OFFICERS AND BOARD OF DIRECTORS.

     The business and affairs of the Fund are managed by the Board of Directors in accordance with the laws of the State of Maryland. The Board elects officers who are responsible for the day-to-day operations of the Fund and who execute policies authorized by the Board. The Board approves all significant agreements between the Fund and the companies that furnish services to the Fund, including agreements with the Fund's investment adviser, sub-investment advisers, custodian and transfer agent.

     The names and ages of each Fund's Directors and officers, their addresses, present positions and principal occupations during the past five years and other affiliations are set forth below.

INFORMATION CONCERNING DIRECTORS AND OFFICERS.

-------------------------------------------------------------------------------------------------------------------------
                                                                                        Number of
                                                                                        Portfolios
                                               Term of                                  in Fund       Other
                                 Position(s)   Office(1) and                            Complex       Directorships
                                 Held with     Length of     Principal Occupation(s)    Overseen by   Held by
Name, Address and Age            Fund          Time Served   During Past Five Years     Director      Director
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
INDEPENDENT DIRECTORS
-------------------------------------------------------------------------------------------------------------------------
Richard H. Francis               Director      Since 1999    Currently retired;         54            None
c/o Credit Suisse Asset                                      Executive Vice President
Management, LLC                                              and Chief Financial
466 Lexington Avenue                                         Officer of Pan Am
New York, New York                                           Corporation and Pan
10017-3140                                                   American World Airways,
Age: 70                                                      Inc. from 1988 to 1991
-------------------------------------------------------------------------------------------------------------------------
Jack W. Fritz                    Director      Since Fund    Private investor;          53            Director of Advo,
2425 North Fish Creek Road                     inception     Consultant and Director                  Inc. (direct mail
P.O. Box 1287                                                of Fritz Broadcasting,                   advertising)
Wilson, Wyoming 83014                                        Inc. and Fritz
Age: 75                                                      Communications
                                                             (developers and operators
                                                             of radio stations) since
                                                             1987
-------------------------------------------------------------------------------------------------------------------------
Jeffrey E. Garten                Director      Since 1998    Dean of Yale School of     53            Director of
Box 208200                                                   Management and William S.                Aetna, Inc.;
New Haven, Connecticut                                       Beinecke Professor in the                Director of
06520-8200                                                   Practice of International                Calpine Energy
Age: 56                                                      Trade and Finance;                       Corporation;
                                                             Undersecretary of                        Director of
                                                             Commerce for                             CarMax Group
                                                             International Trade from                 (used car dealers)
                                                             November 1993 to October
                                                             1995; Professor at
                                                             Columbia University from
                                                             September 1992 to
                                                             November 1993
-------------------------------------------------------------------------------------------------------------------------

---------------

(1) Each Director and Officer serves until his or her respective successor has been duly elected and qualified.

-------------------------------------------------------------------------------------------------------------------------
                                                                                        Number of
                                                                                        Portfolios
                                               Term of                                  in Fund       Other
                                 Position(s)   Office(1) and                            Complex       Directorships
                                 Held with     Length of     Principal Occupation(s)    Overseen by   Held by
Name, Address and Age            Fund          Time Served   During Past Five Years     Director      Director
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
Peter F. Krogh                   Director      Since 2001    Dean Emeritus and          53            Member of Board
301 ICC                                                      Distinguished Professor                  of The Carlisle
Georgetown University                                        of International Affairs                 Companies Inc.;
Washington, DC 20057                                         at the Edmund A. Walsh                   Member of
Age: 66                                                      School of Foreign                        Selection
                                                             Service, Georgetown                      Committee for
                                                             University; Moderator of                 Truman Scholars
                                                             PBS foreign affairs                      and Henry Luce
                                                             television series                        Scholars; Senior
                                                                                                      Associate of
                                                                                                      Center for
                                                                                                      Strategic and
                                                                                                      International
                                                                                                      Studies; Trustee
                                                                                                      of numerous world
                                                                                                      affairs
                                                                                                      organizations
-------------------------------------------------------------------------------------------------------------------------
James S. Pasman, Jr.             Director      Since 1999    Currently retired;         55            Director of
c/o Credit Suisse Asset                                      President and Chief                      Education
Management, LLC                                              Operating Officer of                     Management Corp.
466 Lexington Avenue                                         National InterGroup, Inc.
New York, New York                                           (holding company) from
10017-3140                                                   April 1989 to March 1991;
Age: 71                                                      Chairman of Permian Oil
                                                             Co. from April 1989 to
                                                             March 1991
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
                                                                                        Number of
                                                                                        Portfolios
                                               Term of                                  in Fund       Other
                                 Position(s)   Office(1) and                            Complex       Directorships
                                 Held with     Length of     Principal Occupation(s)    Overseen by   Held by
Name, Address and Age            Fund          Time Served   During Past Five Years     Director      Director
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
Steven N. Rappaport              Director      Since 1999    Partner of Lehigh Court,   54            None
Lehigh Court, LLC                                            LLC since July 2002;
40 East 52nd Street,                                         President of SunGard
New York, New York 10022                                     Securities Finance, Inc.,
Age: 54                                                      from 2001 to July 2002;
                                                             President of
                                                             Loanet, Inc.
                                                             (on-line accounting
                                                             service) from 1995
                                                             to 2001; Director,
                                                             President, North
                                                             American
                                                             Operations, and
                                                             former Executive
                                                             Vice President from
                                                             1992 to 1993 of
                                                             Worldwide
                                                             Operations of
                                                             Metallurg Inc.
                                                             (manufacturer of
                                                             specialty metals
                                                             and alloys);
                                                             Executive Vice
                                                             President,
                                                             Telerate, Inc.
                                                             (provider of
                                                             real-time
                                                             information to the
                                                             capital markets)
                                                             from 1987 to 1992;
                                                             Partner in the law
                                                             firm of Hartman &
                                                             Craven until 1987
-------------------------------------------------------------------------------------------------------------------------
INTERESTED DIRECTOR/TRUSTEE
-------------------------------------------------------------------------------------------------------------------------
William W. Priest(2)             Director      Since 1999    Co-Managing Partner,       60            None
Steinberg Priest & Sloane                                    Steinberg Priest & Sloane
Capital Management                                           Capital Management since
12 East 49th Street                                          March 2001; Chairman and
12th Floor                                                   Managing Director of CSAM
New York, New York 10017                                     from 2000 to February
Age: 61                                                      2001, Chief Executive
                                                             Officer and Managing
                                                             Director of CSAM from
                                                             1990 to 2000
-------------------------------------------------------------------------------------------------------------------------

-----------------

2 Mr. Priest is a Director who is an "interested person" of the Fund as defined in the 1940 Act, because he provides consulting services to CSAM.

-------------------------------------------------------------------------------------------------------------------------
                                                                                        Number of
                                                                                        Portfolios
                                               Term of                                  in Fund       Other
                                 Position(s)   Office(1) and                            Complex       Directorships
                                 Held with     Length of     Principal Occupation(s)    Overseen by   Held by
Name, Address and Age            Fund          Time Served   During Past Five Years     Director      Director
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
OFFICERS
-------------------------------------------------------------------------------------------------------------------------
Laurence R. Smith                Chairman      Since 2002    Managing Director and      --            --
Credit Suisse Asset                                          Global Chief Investment
Management, LLC                                              Officer of CSAM;
466 Lexington Avenue                                         Associated with J.P.
New York, New York                                           Morgan Investment
10017-3140                                                   Management from 1981 to
Age:  44                                                     1999; Officer of other
                                                             Credit Suisse Funds
-------------------------------------------------------------------------------------------------------------------------
Hal Liebes, Esq.                 Vice          Since 1999    Managing Director and      --            --
Credit Suisse Asset              President                   Global General Counsel of
Management, LLC                  and Secretary               CSAM; Associated with
466 Lexington Avenue                                         Lehman Brothers, Inc.
New York, New York                                           from 1996 to 1997;
10017-3140                                                   Associated with CSAM from
Age:  38                                                     1995 to 1996; Associated
                                                             with CS First
                                                             Boston Investment
                                                             Management from
                                                             1994 to 1995;
                                                             Associated with
                                                             Division of
                                                             Enforcement, U.S.
                                                             Securities and
                                                             Exchange Commission
                                                             from 1991 to 1994;
                                                             Officer of other
                                                             Credit Suisse Funds
-------------------------------------------------------------------------------------------------------------------------
Michael A. Pignataro             Treasurer     Since 1999    Director and Director of   --            --
Credit Suisse Asset              and Chief                   Fund Administration of
Management, LLC                  Financial                   CSAM; Associated with
466 Lexington Avenue             Officer                     CSAM since 1984; Officer
New York, New York 10017-3140                                of other Credit Suisse
Age:  43                                                     Funds
-------------------------------------------------------------------------------------------------------------------------
Gregory N. Bressler, Esq.        Assistant     Since 2000    Director and Deputy        --            --
Credit Suisse Asset              Secretary                   General Counsel;
Management, LLC                                              Associated with CSAM
466 Lexington Avenue                                         since January 2000;
New York, New York                                           Associated with the law
10017-3140                                                   firm of Swidler Berlin
Age:  36                                                     Shereff Friedman LLP from
                                                             1996 to 2000; Officer of
                                                             other Credit Suisse Funds
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
                                                                                        Number of
                                                                                        Portfolios
                                               Term of                                  in Fund       Other
                                 Position(s)   Office(1) and                            Complex       Directorships
                                 Held with     Length of     Principal Occupation(s)    Overseen by   Held by
Name, Address and Age            Fund          Time Served   During Past Five Years     Director      Director
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
Kimiko T. Fields, Esq.           Assistant     Since 2002    Vice President and Legal   --            --
Credit Suisse Asset              Secretary                   Counsel; Associated with
Management, LLC                                              CSAM since January 1998;
466 Lexington Avenue                                         Officer of other Credit
New York, New York                                           Suisse Funds
10017-3140
Age:  39
-------------------------------------------------------------------------------------------------------------------------
Rocco A. DelGuercio              Assistant     Since 1999    Vice President and         --            --
Credit Suisse Asset              Treasurer                   Administrative Officer of
Management, LLC                                              CSAM; Associated with
466 Lexington Avenue                                         CSAM since June 1996;
New York, New York                                           Assistant Treasurer,
10017-3140                                                   Bankers Trust Co. -- Fund
Age:  39                                                     Administration from March
                                                             1994 to June 1996; Mutual
                                                             Fund Accounting
                                                             Supervisor, Dreyfus
                                                             Corporation from April
                                                             1987 to March 1994;
                                                             Officer of other Credit
                                                             Suisse Funds
-------------------------------------------------------------------------------------------------------------------------
Joseph Parascondola              Assistant     Since 2000    Assistant Vice President   --            --
Credit Suisse Asset              Treasurer                   -- Fund Administration of
Management, LLC                                              CSAM since April 2000;
466 Lexington Avenue                                         Assistant Vice President,
New York, New York                                           Deutsche Asset Management
10017-3140                                                   from January 1999 to
Age:  39                                                     April 2000; Assistant
                                                             Vice President, Weiss,
                                                             Peck & Greer LLC from
                                                             November 1995 to December
                                                             1998; Officer of other
                                                             Credit Suisse Funds
-------------------------------------------------------------------------------------------------------------------------
Robert M. Rizza                  Assistant     Since 2002    Assistant Vice President
Credit Suisse Asset              Treasurer                   of CSAM (January 2001 to
Management, LLC                                              present); Administrative
466 Lexington Avenue                                         Officer of CSAM (March
New York, NY 10010                                           1998 to December 2000);
Age:  37                                                     Assistant Treasurer of
                                                             Bankers Trust Co. (April
                                                             1994 to March 1998);
                                                             Officer of other Credit
                                                             Suisse Funds
-------------------------------------------------------------------------------------------------------------------------

OWNERSHIP IN SECURITIES OF THE FUND AND FUND COMPLEX.

     As reported to the Fund, the information in the following table reflects beneficial ownership by the Directors of certain securities as of December 31, 2002.

---------------------------------------- -------------------------------------- --------------------------------------
                                                                                Aggregate Dollar Range of Equity
                                                                                Securities in all Registered
                                                                                Investment Companies Overseen by
                                         Dollar Range of Equity                 Director in Family of Investment
Name of Director                         Securities in the Fund*,(3)            Companies*,(3)
---------------------------------------- -------------------------------------- --------------------------------------
INDEPENDENT DIRECTORS
---------------------------------------- -------------------------------------- --------------------------------------
Richard H. Francis                                         A                                      E
---------------------------------------- -------------------------------------- --------------------------------------
Jack W. Fritz                                              A                                      E
---------------------------------------- -------------------------------------- --------------------------------------
Jeffrey E. Garten                                          A                                      A
---------------------------------------- -------------------------------------- --------------------------------------
Peter F. Krogh                                             A                                      D
---------------------------------------- -------------------------------------- --------------------------------------
James S. Pasman, Jr.                                       A                                      C
---------------------------------------- -------------------------------------- --------------------------------------
Steven N. Rappaport                                        B                                      D
---------------------------------------- -------------------------------------- --------------------------------------
INTERESTED DIRECTOR
---------------------------------------- -------------------------------------- --------------------------------------
William W. Priest                                          A                                      A
---------------------------------------- -------------------------------------- --------------------------------------

-------------------

* Key to Dollar Ranges:
    A.   None
    B.   $1 - $10,000
    C.   $10,000 - $50,000
    D.   $50,000 - $100,000
    E.   Over $100,000


---------------

(3) Beneficial ownership is determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934.

     No employee of CSAM, CSAMSI, State Street Bank and Trust Company ("State Street"), the Fund's co-administrator, or any of their affiliates, receives any compensation from the Fund for acting as an officer or director of the Fund. Each Director who is not a director, trustee, officer or employee of CSAM, CSAMSI, State Street or any of their affiliates receives an annual fee of $750 per fund for Director services provided and $250 for each Board meeting attended in addition to reimbursement for expenses incurred in connection with attendance at Board meetings. Each member of the Audit Committee receives an attendance fee for each meeting of $250 and the chairman of the Audit Committee receives an attendance fee for each meeting of $325, for serving on the Audit Committee.

INFORMATION CONCERNING COMMITTEES AND MEETINGS OF DIRECTORS.

     The Fund has an Audit Committee and a Nominating Committee. The members of the Audit Committee and the Nominating Committee consist of all the Directors who are not "interested persons" of the Fund as defined in the 1940 Act ("Independent Directors"), namely Messrs. Francis, Fritz, Garten, Krogh, Pasman and Rappaport.

     In accordance with its written charter adopted by the Board of Directors, the Audit Committee assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the Fund. It also makes recommendations to the Board as to the selection of the independent public accountants, reviews the methods, scope and result of the audits and audit fees charged, and reviews the Fund's internal accounting procedures and controls. The Audit Committee also considers the scope and amount of non-audit services provided to the Fund, its adviser and affiliates by the independent public accountants. During the Fund's most recent fiscal year ended October 31, 2002, the Audit Committee met four times.

     The Nominating Committee is charged with the duty of making all nominations for Independent Directors to the Board of Directors. The Nominating Committee will consider nominees recommended by the Fund's shareholders when a vacancy becomes available. Shareholders who wish to recommend a nominee should send nominations to the Fund's Secretary. The Nominating Committee also considers the appointment of independent counsel to the Independent Directors. The Nominating Committee met twice during the Fund's most recent fiscal year.

DIRECTORS' TOTAL COMPENSATION (FOR THE FISCAL YEAR ENDED OCTOBER 31, 2002).

----------------------------------- --------------------------- --------------------------- --------------------------
                                                                                             Total Number of Funds
                                                                      All Investment           for which Director
   Name of                                                          Companies in Fund         Serves Within Fund
   Director                                    Fund                      Complex(1)                   Complex
----------------------------------- --------------------------- --------------------------- --------------------------
William W. Priest(1)                            None                        None                        60
----------------------------------- --------------------------- --------------------------- --------------------------
Richard H. Francis                          $3,562.50                   $103,749.50                     54
----------------------------------- --------------------------- --------------------------- --------------------------
Jack W. Fritz                               $3,312.50                   $ 94,374.48                     53
----------------------------------- --------------------------- --------------------------- --------------------------
Jeffrey E. Garten                           $3,312.50                   $ 97,499.50                     53
----------------------------------- --------------------------- --------------------------- --------------------------

----------------------------------- --------------------------- --------------------------- --------------------------
                                                                                             Total Number of Funds
                                                                      All Investment           for which Director
   Name of                                                          Companies in Fund         Serves Within Fund
   Director                                    Fund                     Complex(1)                   Complex
----------------------------------- --------------------------- --------------------------- --------------------------
Peter F. Krogh                              $3,312.50                 $   99,099.50                     53
----------------------------------- --------------------------- --------------------------- --------------------------
James S. Pasman, Jr.                        $3,562.50                 $  103,599.50                     55
----------------------------------- --------------------------- --------------------------- --------------------------
Steven N. Rappaport                         $3,862.50                 $  110,544.76                     54
----------------------------------- --------------------------- --------------------------- --------------------------

-----------------
(1) Mr. Priest is an interested person of the Fund and, accordingly, receives no compensation from the Fund or any other investment company advised by CSAM.

     As of January 24, 2003, Directors and officers as a group owned of record less than 1% of the Fund's outstanding shares.


INVESTMENT ADVISORY AGREEMENT.

     CSAM, located at 466 Lexington Avenue, New York, New York 10017-3140, serves as investment adviser to the Fund pursuant to a written investment advisory agreement between CSAM and the Fund (the "Advisory Agreement"). CSAM is the institutional and mutual fund asset management arm of Credit Suisse First Boston ("CSFB"), part of the Credit Suisse Group ("Credit Suisse"), one of the world's largest financial organizations with approximately $819.6 billion in assets under management. CSAM is a diversified investment adviser managing global and domestic equity and fixed income portfolios for retail investors as well as institutional clients such as corporate pension and profit-sharing plans, state pension funds, union funds, endowments and charitable institutions. Together with its predecessor firms, CSAM has been engaged in the investment advisory business for over 60 years. As of September 30, 2002, Credit Suisse Asset Management employed 2,270 people worldwide and had global assets under management of approximately $284.3 billion, with $55.8 billion of assets under management in the U.S. CSFB is a leading global investment bank serving institutional, corporate, government and individual clients. CSFB's businesses include securities underwriting, sales and trading, investment banking, private equity, financial advisory services, investment research, venture capital, correspondent brokerage services and asset management. CSFB operates in 77 locations in 36 countries across six continents. CSFB is a business unit of the Zurich-based Credit Suisse. The principal business address of Credit Suisse is Paradeplatz 8, CH8070, Zurich, Switzerland.

     The Advisory Agreement between the Fund and CSAM has an initial term of two years and continues in effect from year to year thereafter if such continuance is specifically approved at least annually by the vote of a majority of the Independent Directors cast in person at a meeting called for the purpose of voting on such approval, and either by a vote of the Fund's Board of Directors or by a majority of the Fund's outstanding voting securities, as defined in the 1940 Act.

     Pursuant to the Advisory Agreement, subject to the supervision and direction of the Board, CSAM is responsible for managing the Fund in accordance with the Fund's stated investment objective and policies. CSAM is responsible for providing investment advisory services as well as conducting a continual program of investment, evaluation and, if appropriate, sale and reinvestment of the Fund's assets. In addition to expenses that CSAM may incur in performing its services under the Advisory Agreement, CSAM pays the compensation, fees and related expenses of all Directors who are affiliated persons of CSAM or any of its subsidiaries.

     The Fund bears certain expenses incurred in its operation, including: investment advisory and administration fees; taxes, interest, brokerage fees and commissions, if any; fees of Directors of the Fund who are not officers, directors, or employees of CSAM or affiliates of any of them; fees of any pricing service employed to value shares of the Fund; SEC fees, state Blue Sky qualification fees and any foreign qualification fees; charges of custodians and transfer and dividend disbursing agents; the Fund's proportionate share of insurance premiums; outside auditing and legal expenses; costs of maintenance of the Fund's existence; costs attributable to investor services, including, without limitation, telephone and personnel expenses; costs of preparing and printing prospectuses and statements of additional information for regulatory purposes and for distribution to existing shareholders; costs of shareholders' reports and meetings of the shareholders of the Fund and of the officers or Board of Directors of the Fund; and any extraordinary expenses.

     Each class of the Fund bears all of its own expenses not specifically assumed by the Adviser or another service provider to the Fund. General expenses of the Fund not readily identifiable as belonging to a particular Fund are allocated among all Credit Suisse Funds by or under the direction of the Funds' Boards of Directors in such manner as the Boards determine to be fair and accurate. Each class of the Fund pays its own administration fees and may pay a different share than the other classes of other expenses, except advisory and custodian fees, if those expenses are actually incurred in a different amount by such class or if a class receives different services.

     The Advisory Agreement provides that CSAM shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which the Agreement relates, except that CSAM shall be liable for a loss resulting from a breach of fiduciary duty by CSAM with respect to the receipt of compensation for services; provided that nothing in the Advisory Agreement shall be deemed to protect or purport to protect CSAM against any liability to the Fund or to shareholders of the Fund to which CSAM would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or by reason of CSAM's reckless disregard of its obligations and duties under the Advisory Agreement.

     The Fund or CSAM may terminate the Advisory Agreement on 60 days' written notice without penalty. The Advisory Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

     For its services to the Fund, CSAM is paid (before any voluntary waivers or reimbursements) a fee computed daily and paid monthly at the annual rate of 1.25% of the Fund's average daily net assets. CSAM may voluntarily waive a portion of its fees from time to time and temporarily limit the expenses to be borne by the Fund.

     For the past three fiscal years ended October 31, the Fund paid CSAM advisory fees, and CSAM waived fees and/or reimbursed expenses of the Fund under the Advisory Agreements as follows:

OCTOBER 31, 2002

--------------------------------------------------------------------------------
       FEES PAID (AFTER WAIVERS)          WAIVERS                REIMBURSEMENTS
--------------------------------------------------------------------------------
                $239,243                  $719,672                      N/A
--------------- ----------------------------------------------------------------

OCTOBER 31, 2001

--------------------------------------------------------------------------------
       FEES PAID (AFTER WAIVERS)          WAIVERS                REIMBURSEMENTS
--------------------------------------------------------------------------------
                $462,448                 $732,033                       N/A
--------------------------------------------------------------------------------

OCTOBER 31, 2000

--------------------------------------------------------------------------------
       FEES PAID (AFTER WAIVERS)          WAIVERS                REIMBURSEMENTS
--------------------------------------------------------------------------------
                $3,353,694               $2,485,617                     N/A
--------------------------------------------------------------------------------

SUB-ADVISORY AGREEMENTS.

     The Fund has entered into Sub-Investment Advisory Agreements with CSAM and each of CSAM's Japanese affiliate ("CSAM Japan") and CSAM's Australian affiliate ("CSAM Australia"), each of which is named Credit Suisse Asset Management Limited (each of CSAM Japan and CSAM Australia may be referred to as a "Sub-Adviser").

     Subject to the supervision of CSAM, each Sub-Adviser, in the exercise of its best judgment, will provide investment advisory assistance and portfolio management advice to the Fund in accordance with the Fund's Articles of Incorporation, as may be amended from time to time, the Prospectus and Statement of Additional Information, as from time to time in effect, and in such manner and to such extent as may from time to time be approved by the Board. Each Sub-Adviser bears its own expenses incurred in performing services under the Sub-Advisory Agreement.

     CSAM Japan is a corporation organized under the laws of Japan in 1993 and is licensed as an investment adviser under the Japanese Investment Advisory Law and as an investment trust manager under the Japanese Trust Law. CSAM Japan is also registered as an investment adviser under the Advisers Act. The principal executive office of CSAM Japan is Shiroyama JT Mori Bldg. 3-1, Toranomon 4-Chome, Minato-Ku, Tokyo 105-6026 Japan. CSAM Japan is a diversified asset manager, handling global equity, balanced, fixed income and derivative securities accounts for other investment companies, corporate pension and profit-sharing plans, state pension funds, union funds, endowments and other charitable institutions. CSAM Japan, together with its predecessor company, has been in the funds management business for over 16 years and as of September 30, 2002 managed approximately $8.7 billion in assets.

     CSAM Australia was registered as a company under the Laws of Victoria, Australia on September 15, 1989. CSAM Australia is licensed as a securities dealer and operator of managed investment schemes under the Australian Corporations Act of 2001 and is an investment adviser under the Advisers Act. The registered office of CSAM Australia is Level 32 Gateway, 1 Macquarie Place, Sydney 2001, Australia. CSAM Australia is a diversified asset manager, specializing in equity, fixed income and balanced portfolio management for a range of clients including pension funds, government agencies and large companies as well as private individuals. CSAM Australia has been in the funds management business for over 12 years and as of September 30, 2002 managed approximately $11.7 billion in assets.

     Under the Sub-Advisory Agreement with CSAM Japan, CSAM (not the Fund) pays CSAM Japan an annual fee of $250,000 for services rendered with respect to the Fund and all other Credit Suisse Funds for which CSAM Japan has been appointed to act as such. The portion of the fee allocated with respect to the Fund is equal to the product of (a) the total fee and (b) a fraction, (i) the numerator of which is the average monthly assets of the Fund during such calendar quarter or portion thereof and (ii) the denominator of which is the aggregate average monthly assets of the Fund and certain other Credit Suisse Funds for which the Sub-Adviser has been appointed to act as sub-adviser during such calendar quarter or portion thereof. For the fiscal year ended October 31, 2002, the portion of the fees allocable to the Fund for CSAM Japan was $10,364.

     Under the Sub-Advisory Agreement with CSAM Australia, CSAM (not the Fund) pays CSAM Australia an annual fee of $480,000 for services rendered with respect to the Fund and all other Credit Suisse Funds for which CSAM Australia has been appointed to act as Sub-Adviser. The portion of the fee allocated with respect to the Fund is calculated in the same manner as set forth above with respect to the Sub-Advisory Agreement with CSAM Australia. For the fiscal year ended October, 2002, the portion of the fee allocable to the Fund was $3,047.

     Each Sub-Advisory Agreement has an initial term of two years and continues in effect from year to year thereafter if such continuance is specifically approved at least annually by the vote of a majority of the Independent Directors cast in person at a meeting called for the purpose of voting on such approval, and either by a vote of the Fund's Board of Directors or by a majority of the Fund's outstanding voting securities, as defined in the 1940 Act. Each Sub-Advisory Agreement provides that the Sub-Adviser shall exercise its best judgment in rendering the services described in the Sub-Advisory Agreement and that the Sub-Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund or CSAM in connection with the matters to which the Agreement relates, except that the Sub-Adviser shall be liable for a loss resulting from a breach of fiduciary duty by the Sub-Adviser with respect to the receipt of compensation for services; provided that nothing in the Sub-Advisory Agreement shall be deemed to protect or purport to protect the Sub-Adviser against any liability to the Fund or CSAM or to shareholders of the Fund to which the Sub-Adviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or by reason of the Sub-Adviser's reckless disregard of its obligations and duties under this Agreement. Each Sub-Advisory Agreement may be terminated without penalty on 60 days' written notice by the Fund, CSAM or the Sub-Adviser and will terminate automatically in the event of its assignment (as defined in the 1940 Act).

BOARD APPROVAL OF ADVISORY AGREEMENTS.

     In approving the Advisory Agreement, the Board of Directors of the Fund, including the Independent Directors, considered the reasonableness of the advisory fee in light of the extent and quality of the advisory services provided and any additional benefits received by CSAM or its affiliates in connection with providing services to the Fund, compared the fees charged by CSAM to those charged by CSAM with respect to its other clients for comparable services and to those charged by other investment advisers with respect to similar funds, and analyzed the expenses incurred by CSAM with respect to the Fund. The Board of Directors also considered the Fund's performance relative to a selected peer group, the Fund's total expenses in comparison to funds of comparable size, and other factors. Specifically, the Board of Directors noted information received at regular meetings throughout the year related to Fund performance and services rendered by CSAM, and benefits potentially accruing to CSAM and its affiliates from securities lending, administrative and brokerage relationships with affiliates of CSAM, as well as the Adviser's research arrangements with brokers who execute transactions on behalf of the Fund. The Board reviewed the profitability to CSAM and its affiliates of their services to the Fund and considered whether economies of scale in the provision of services to the Fund were being passed along to shareholders. The Board reviewed whether, and if so to what extent, CSAM or its affiliates were waiving their fees and/or reimbursing Fund expenses and acknowledged that the fee waivers and reimbursements could be discontinued at any time. The Board also reviewed whether it would be appropriate to adopt breakpoints in the rate of advisory fees, whereby the rate of advisory fees would be reduced as fund assets increased. After requesting and reviewing such information as they deemed necessary, the Board concluded that the Advisory Agreement was in the best interests of the Fund and its shareholders. No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Advisory Agreement. The Independent Directors were advised by separate independent legal counsel throughout the process.

     In approving each of the Sub-Advisory Agreements with CSAM Japan and CSAM Australia, the Board considered various matters and materials provided by CSAM, CSAM Japan and CSAM Australia. The Board considered, primarily, the benefits to Fund of retaining CSAM's Japanese and Australian affiliates given the increased complexity of the domestic and international securities markets, specifically that retention of CSAM Japan and CSAM Australia would expand the universe of companies and countries from which investment opportunities could be sought and enhance the ability of the Fund to obtain best price and execution on trades in international markets. The Board also carefully considered the particular expertise of CSAM Japan and CSAM Australia in managing the types of global investments which the Fund makes, including their personnel and research capabilities. The Board also evaluated the extent of the services to be offered by CSAM Japan and CSAM Australia. In addition, the Board took into account the lack of any anticipated adverse impact to the Fund as a result of the Sub-Advisory Agreements, particularly that the compensation paid to CSAM Japan and CSAM Australia would be paid by CSAM, not the Fund, and, accordingly, that the retention of CSAM Japan and CSAM Australia would not increase the fees or expenses otherwise incurred by the Fund's shareholders. After requesting and reviewing such information as they deemed necessary, the Board concluded that each Sub-Advisory Agreement was in the best interests of the Fund and its shareholders. No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve each Sub-Advisory Agreement.

The Independent Directors were advised by separate independent legal counsel throughout the process.

ADMINISTRATION AGREEMENTS.

     CSAMSI and State Street Bank and Trust Company ("State Street") serve as co-administrators to the Fund pursuant to separate written agreements with the Fund (the "CSAMSI Co-Administration Agreement" and the "State Street Co-Administration Agreement," respectively).

     CSAMSI became co-administrator to the Fund on November 1, 1999. For the services provided by CSAMSI under the CSAMSI Co-Administration Agreement, the Fund pays CSAMSI a fee calculated daily and paid monthly at the annual rate of ..10% of the Fund's average daily net assets.

     For the past three fiscal years ended October 31, the Fund paid CSAMSI co-administrative service fees, and CSAMSI waived such fees and/or reimbursed expenses under the CSAMSI Co-Administration Agreements as follows:

OCTOBER 31, 2002

--------------------------------------------------------------------------------
       FEES PAID (AFTER WAIVERS)         WAIVERS            REIMBURSEMENTS
--------------------------------------------------------------------------------
               $ 76,704                     0                      0
--------------------------------------------------------------------------------

OCTOBER 31, 2001

--------------------------------------------------------------------------------
       FEES PAID (AFTER WAIVERS)         WAIVERS            REIMBURSEMENTS
--------------------------------------------------------------------------------
               $ 95,558                     0                      0
--------------------------------------------------------------------------------

OCTOBER 31, 2000

--------------------------------------------------------------------------------
       FEES PAID (AFTER WAIVERS)         WAIVERS            REIMBURSEMENTS
--------------------------------------------------------------------------------
               $467,145                     0                      0
--------------------------------------------------------------------------------

     State Street became co-administrator to the Fund on July 1, 2002. For the services provided by State Street under the State Street Co-Administration Agreement, the Fund pays State Street a fee calculated at the annual rate of its pro-rated share of .05% of the first $5 billion in average daily net assets of the Credit Suisse Funds Complex (the "Fund Complex"), .035% of the Fund Complex's next $5 billion in average daily net assets, and .02% of the Fund Complex's average daily net assets in excess of $10 billion, exclusive of out-of-pocket expenses. Each class of shares of the Fund bears its proportionate share of fees payable to State Street in the proportion that its assets bear to the aggregate assets of the Fund at the time of calculation. For the period from July 1, 2002 through October 31, 2002, the Fund paid State Street fees under the State Street Co-Administration Agreement of $25,447.

     PFPC Inc. ("PFPC"), an indirect, wholly owned subsidiary of PNC Financial Services Group, served as a co-administrator to the Fund prior to July 1, 2002. PFPC received fees for its services calculated on the Fund's average daily net assets, as follows:

ANNUAL RATE

..08% for the first $500 million in assets
..07% for the next $1 billion
..06% for assets in excess of $1.5 billion

     For the fiscal years ended October 31, the Fund paid PFPC administration fees and PFPC waived fees and/or reimbursed expenses as follows:

NOVEMBER 1, 2001 THROUGH JUNE 30, 2002

--------------------------------------------------------------------------------
       FEES PAID (AFTER WAIVERS)            WAIVERS           REIMBURSEMENTS
--------------------------------------------------------------------------------
               $ 32,552                        0                     0
--------------------------------------------------------------------------------

OCTOBER 31, 2001

--------------------------------------------------------------------------------
       FEES PAID (AFTER WAIVERS)            WAIVERS           REIMBURSEMENTS
--------------------------------------------------------------------------------
               $ 89,844                        0                     0
--------------------------------------------------------------------------------

OCTOBER 31, 2000

--------------------------------------------------------------------------------
       FEES PAID (AFTER WAIVERS)            WAIVERS           REIMBURSEMENTS
--------------------------------------------------------------------------------
               $494,436                        0                     0
--------------------------------------------------------------------------------

     The Fund and CSAM have obtained an order of exemption (the "Order") from the SEC to permit CSFB to act as lending agent for the Fund, to permit securities loans to broker-dealer affiliates of CSFB, and to permit the investment of cash collateral received by CSFB in the Cash Reserve Portfolio of Credit Suisse Institutional Services Fund (the "Portfolio"). The Order contains a number of conditions that are designed to ensure that CSFB's securities lending program does not involve overreaching by CSAM, CSFB or any of their affiliates. These conditions include percentage limitations on the amount of the Fund's assets that may be invested in the Portfolio, restrictions on the Portfolio's ability to collect sales charges and certain other fees, and a requirement that each Fund that invests in the Portfolio will do so at the same price as each other Fund and will bear its proportionate shares of expenses and receive its proportionate share of any dividends.

CODE OF ETHICS.

     The Fund, CSAM, CSAM Japan, CSAM Australia, and CSAMSI have each adopted a written Code of Ethics (the "Code of Ethics"), which permits personnel covered by the Code of Ethics ("Covered Persons") to invest in securities, including securities that may be purchased or held by the Fund. The Code of Ethics also contains provisions designed to address the conflicts of interest that could arise from personal trading by advisory personnel, including:

(1) all Covered Persons must report their personal securities transactions at the end of each quarter; (2) with certain limited exceptions, all Covered Persons must obtain preclearance before executing any personal securities transactions; (3) Covered Persons may not execute personal trades in a security if there are any pending orders in that security by the Fund; and (4) Covered Persons may not invest in initial public offerings.

     The Board reviews the administration of the Code of Ethics at least annually and may impose sanctions for violations of the Code of Ethics.

CUSTODIAN AND TRANSFER AGENT.

     State Street Bank and Trust Company ("State Street") serves as custodian of the Fund's non-U.S. assets and U.S. assets. Pursuant to a custodian agreement (the "Custodian Agreement"), State Street (i) maintains a separate account or accounts in the name of the Fund, (ii) holds and transfers portfolio securities on account of the Funds, (iii) makes receipts and disbursements of money on behalf of the Fund, (iv) collects and receives all income and other payments and distributions for the account of the Fund's portfolio securities and (v) makes periodic reports to the Boards concerning the Fund's custodial arrangements. With approval of the Board, State Street is authorized to select one or more foreign and domestic banking institutions and securities depositories to serve as sub-custodian on behalf of the Fund. The principal business address of State Street is 225 Franklin Street, Boston, Massachusetts 02110.

     Boston Financial Data Services, Inc., an affiliate of State Street ("BFDS"), serves as the shareholder servicing, transfer and dividend disbursing agent of the Fund pursuant to a Transfer Agency and Service Agreement, under which BFDS (i) issues and redeems shares of the Fund, (ii) addresses and mails all communications by the Fund to record owners of Fund shares, including reports to shareholders, dividend and distribution notices and proxy material for meetings of shareholders, (iii) maintains shareholder accounts and, if requested, sub-accounts and (iv) makes periodic reports to the Board concerning the transfer agent's operations with respect to the Fund. BFDS's principal business address is 2 Heritage Drive, North Quincy, Massachusetts 02171.

ORGANIZATION OF THE FUND.

     The Fund is an open-end management investment company within the meaning of the 1940 Act. The Fund was incorporated on October 10, 1995 under the laws of the State of Maryland under the name "Warburg, Pincus Japan Growth Fund, Inc." On March 26, 2001, the Fund changed its name to "Credit Suisse Warburg Pincus Japan Growth Fund, Inc." On December 12, 2001, the Fund changed its name to "Credit Suisse Japan Growth Fund, Inc." The Fund is a non-diversified management investment company and has three classes of shares, Common shares, Advisor shares and Class A shares. Unless otherwise indicated, references to a "Fund" apply to each class of shares of the Fund.

     The Fund's charter authorizes the Board to issue four billion full and fractional shares of capital stock, $.001 par value per share, of which one billion shares are designated Common shares, two billion shares are designated Advisor shares and one billion shares are designated Class A shares. Under the Fund's charter documents, the Board has the power to classify or reclassify any unissued shares of the Fund into one or more additional classes by setting or changing in any one or more respects their relative rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption. The Board may similarly classify or reclassify any class of its shares into one or more series and, without shareholder approval, may increase the number of authorized shares of the Fund.

          All shareholders of the Fund in each class, upon liquidation, will participate ratably in the Fund's net assets. Shares do not have cumulative voting rights, which means that holders of more than 50% of the shares voting for the election of Directors can elect all Directors. Shares are transferable, but have no preemptive, conversion or subscription rights.

          The Fund sends to its investors a semiannual report and an audited annual report, each of which includes a list of the investment securities held by the Fund and a statement of the performance of the Fund. Periodic listings of the investment securities held by the Fund, as well as certain statistical characteristics of the Fund, may be obtained by calling Credit Suisse Funds at 800-927-2874 or on the Credit Suisse Funds web site at www.CreditSuisseFunds.com.

DISTRIBUTION AND SHAREHOLDER SERVICING.

          DISTRIBUTOR. CSAMSI serves as distributor of the Funds' shares and offers the Fund's shares on a continuous basis. CSAMSI's principal business address is 466 Lexington Avenue, New York, New York 10017.

          COMMON SHARES. The Fund has adopted a Shareholder Servicing and Distribution Plan (the "Common Shares 12b-1 Plan"), pursuant to Rule 12b-1 under the 1940 Act, pursuant to which the Fund pays CSAMSI a fee calculated at an annual rate of .25% of the average daily net assets of the Common Shares of the Fund. The fee is intended to compensate CSAMSI, or to enable CSAMSI to compensate other persons ("Service Providers"), for providing Services (as defined below) to the Fund. Services performed by CSAMSI or Service Providers include (i) services that are primarily intended to result in, or that are primarily attributable to, the sale of the Common Shares, as set forth in the Common Shares 12b-1 Plan ("Selling Services") and (ii) ongoing servicing and/or maintenance of the accounts of Common Shareholders of the Fund, as set forth in the Common Shares 12b-1 Plan ("Shareholder Services", together with Selling Services, "Services"). Shareholder Services may include, without limitation, responding to Fund shareholder inquiries and providing services to shareholders not otherwise provided by the Fund's distributor or transfer agent. Selling Services may include, without limitation, (a) the printing and distribution to prospective investors in Common Shares of prospectuses and statements of additional information describing the Fund; (b) the preparation, including printing, and distribution of sales literature, advertisements and other informational materials relating to the Common Shares; (c) providing telephone services relating to the Fund, including responding to inquiries of prospective Fund investors; (d) formulating and implementing marketing and promotional activities, including, but not limited to, direct mail promotions and television, radio, newspaper, magazine and other mass media advertising and obtaining whatever information, analyses and reports with respect to marketing and promotional activities that the Fund may, from time to time, deem advisable. In providing compensation for Services in accordance with this Plan, CSAMSI is expressly authorized (i) to make, or cause to be made, payments to Service Providers reflecting an allocation of overhead and other office expenses related to providing

Services and (ii) to make, or cause to be made, payments to compensate selected dealers or other authorized persons for providing any Services.

          For the fiscal year ended October 31, 2002, the Common shares of the Fund paid $189,746, pursuant to the Common Shares 12b-1 Plan.

          During the fiscal year ended October 31, 2002, CSAMSI spent the fees paid under the Fund's Common Shares 12b-1 Plan as follows:

        ------------------------------------------------------------
        Advertising                                       $93,899
        ------------------------------------------------------------
        Printing and mailing prospectuses for             $16,044
        promotional purposes
        ------------------------------------------------------------
        Compensation to broker-dealers                    $   644
        ------------------------------------------------------------
        People-related and occupancy                      $56,970
        ------------------------------------------------------------
        Other                                             $77,165
        ------------------------------------------------------------

          The Fund has authorized certain broker-dealers, financial institutions, recordkeeping organizations and other financial intermediaries (collectively, "Service Organizations") or, if applicable, their designees to enter confirmed purchase and redemption orders on behalf of their clients and customers, with payment to follow no later than the Fund's pricing on the following business day. If payment is not received by such time, the Service Organization could be held liable for resulting fees or losses. The Fund may be deemed to have received a purchase or redemption order when a Service Organization, or, if applicable, its authorized designee, accepts the order. Such orders received by the Fund in proper form will be priced at the Fund's net asset value next computed after they are accepted by the Service Organization or its authorized designee. Service Organizations may impose transaction or administrative charges or other direct fees, which charges or fees would not be imposed if Fund shares are purchased directly from the Fund.

          For administration, subaccounting, transfer agency and/or other services, CSAM or its affiliates may pay Service Organizations a fee of up to ..50% of the average annual value of accounts with Common Class shares of the Fund maintained by such Service Organizations and/or the value of assets invested in the Fund ("Service Fee"). Service Organizations may also be paid additional amounts on a one-time or ongoing basis, which may include a fee of up to 1.00% of new assets invested in Common Class shares of the Fund. The Service Fee payable to any one Service Organization is determined based upon a number of factors, including the nature and quality of services provided, the operations processing requirements of the relationship and the standardized fee schedule of the Service Organization or recordkeeper. The Fund may reimburse part of the Service Fee at rates they would normally pay to the transfer agent for providing the services.

          ADVISOR SHARES. The Fund has entered into an agreement (the "Agreement") with institutional shareholders of record, broker-dealers, financial institutions, depository institutions, retirement plans and financial intermediaries ("Institutions") to provide certain distribution, shareholder servicing, administrative and/or accounting services for their clients or customers (or participants in the case of retirement plans) ("Customers") who are beneficial owners of Advisor shares. Agreements will be governed by a distribution plan (the "Advisor Share 12b-1 Plan") pursuant to Rule 12b-1 under the 1940 Act, pursuant to which the Fund pays in consideration for services, a fee calculated at an annual rate of .50% of the average daily net assets of the Advisor Shares of the Fund. Such payments may be paid to Institutions directly by the Fund or by CSAMSI on behalf of the Fund. For the fiscal year ended October 31, 2002, the Advisor Shares of the Fund paid $3,685 and pursuant to the Advisor Shares 12b-1 Plan, all of which was paid to Institutions.

          Effective December 12, 2001, the Fund's Advisor Class was closed to new investments, except for reinvestments of dividends.

          Certain Institutions may receive additional fees from CSAMSI, CSAM or their affiliates on a one-time or ongoing basis for providing supplemental services in connection with investments in Advisor Class shares of the Fund. Institutions may also be reimbursed for marketing and other costs. Additional fees may be up to 0.25% per year of the value of Fund accounts maintained by the firm and, in certain cases, may include a fee of up to 1.00% of new assets invested in Advisor Class shares of the Fund. Fees payable to any particular Institution are determined based upon a number of factors, including the nature and quality of the services provided, the operations processing requirements of the relationship and the standardized fee schedule of the Institution. To the extent that CSAMSI, CSAM or their affiliates provide additional compensation or reimbursements for marketing expenses, such payments would not represent an additional expense to the Fund or its shareholders.

          An Institution with which the Fund has entered into an Agreement with respect to its Advisor Shares may charge a Customer one or more of the following types of fees, as agreed upon by the Institution and the Customer, with respect to the cash management or other services provided by the Institution: (i) account fees (a fixed amount per month or per year); (ii) transaction fees (a fixed amount per transaction processed); (iii) compensation balance requirements (a minimum dollar amount a Customer must maintain in order to obtain the services offered); or (iv) account maintenance fees (a periodic charge based upon the percentage of assets in the account or of the dividend paid on those assets). Services provided by an Institution to Customers are in addition to, and not duplicative of, the services to be provided under the Fund's co-administration and distribution and shareholder servicing arrangements. A Customer of an Institution should read the relevant Prospectus and this Statement of Additional Information in conjunction with the Agreement and other literature describing the services and related fees that would be provided by the Institution to its Customers prior to any purchase of Fund shares. Prospectuses are available from the Fund's distributor upon request. No preference will be shown in the selection of Fund portfolio investments for the instruments of Institutions.

          CLASS A SHARES. The Fund has adopted a Plan of Distribution (the "A Shares 12b-1 Plan") for Class A shares of the Fund to permit the Fund to compensate CSAMSI for activities associated with the distribution of these shares.

          The A Shares 12b-1 Plan provides that a service fee of .25% per year of the average daily net assets of the Class A shares of the Fund will be paid as compensation to CSAMSI. For the fiscal period ended October 31, 2002, the Fund paid $171 under the Class A Share 12b-1 Plan.

          With respect to certain sales of Class A shares through a broker-dealer, financial intermediary or financial institution (each a "financial representative"), CSAMSI pays the financial representative a concession at the time of sale. In addition, an ongoing maintenance fee is typically paid to financial representatives on sales of Class A shares. The payments to the financial representatives will continue to be paid for as long as the related assets remain in the Fund.

          In addition to the concession and maintenance fee paid to financial representatives, CSAMSI or its affiliates may from time to time pay additional compensation on a one-time or ongoing basis to financial representatives in connection with the sale of shares, which may include a fee of up to 1.00% of new assets invested in the Fund. Such additional amounts may be utilized, in whole or in part, in some cases together with other revenues of such financial representatives, to provide additional compensation to registered representatives or employees of such intermediaries who sell shares of the Fund. On some occasions, such compensation will be conditioned on the sale of a specified minimum dollar amount of the shares of the Fund during a specific period of time. Such incentives may take the form of payment for meals, entertainment, or attendance at educational seminars and associated expenses such as travel and lodging. Such intermediary may elect to receive cash incentives of equivalent amounts in lieu of such payments.

          During the fiscal year ended October 31, 2002, CSAMSI spent the fees paid under the Fund's A Shares 12b-1 Plan as follows:

          -------------------------------------------------------
          Advertising                                    $   18
          -------------------------------------------------------
          Printing and mailing prospectuses for          $4,755
          promotional purposes
          -------------------------------------------------------
          Compensation to broker-dealers                 $  291
          -------------------------------------------------------
          People-related and occupancy                   $   34
          -------------------------------------------------------
          Other                                          $  486
          -------------------------------------------------------

          GENERAL. Payments under the Common Shares, Advisor Shares and A Shares 12b-1 Plans are not tied exclusively to the distribution expenses actually incurred by CSAMSI and the payments may exceed distribution expenses actually incurred. CSAMSI provides the Board with periodic reports of amounts expended under the Common Shares, Advisor Shares and A Shares 12b-1 Plans and the purposes for which the expenditures were made. Each of the Advisor Shares 12b-1 Plan, the A Shares 12b-1 Plan and the Common Shares 12b-1 Plan will continue in effect for so long as its continuance is separately, specifically approved at least annually by the Board, including a majority of the Independent Directors who have no direct or indirect financial interest in the operation of the Advisor Shares 12b-1 Plan, the A Shares 12b-1 Plan and the Common Shares 12b-1 Plan. Any material amendment of the Advisor Shares 12b-1 Plan, the A Shares 12b-1 Plan and the Common Shares 12b-1 Plan would require the approval of the Board in the same manner. None of the Advisor Shares 12b-1 Plan, the A Shares 12b-1 Plan and the Common Shares 12b-1 Plan may be amended to increase materially the amount to be spent thereunder without shareholder approval of the relevant class of shares. The Advisor Shares 12b-1 Plan, the A Shares 12b-1 Plan and the Common Shares 12b-1 Plan may be terminated at any time, without penalty, by vote of a majority of the Independent Directors or by a vote of a majority of the outstanding voting securities of the relevant class of shares.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

          PURCHASES. The offering price of the Fund's shares is equal to the per share net asset value of the relevant class of shares of the Fund plus, in the case of Class A Shares, any applicable sales charge.

          To purchase Common Shares directly from the Fund, contact the Fund to obtain an application. Fill it out and mail it to the Fund along with an investment check, payable to the Fund. The Fund cannot accept "starter" checks that do not have your name preprinted on them. The Fund also cannot accept checks payable to you or to another party and endorsed to the order of the Fund. These types of checks may be returned to you and your purchase order may not be processed.

          As a convenience to the investor and to avoid unnecessary expense to the Fund, share certificates representing shares of the Fund purchased are not issued except upon the written request of the shareholder and payment of a fee in the amount of $50 for such share issuance. The Fund retain the right to waive such fee in its sole discretion. This facilitates later redemption and relieves the shareholder of the responsibility and inconvenience of preventing the share certificates from becoming lost or stolen. No certificates are issued for fractional shares (although such shares remain in the shareholder's account on the books of the Fund).

          Brokerage firms and other intermediaries which have entered into the appropriate selling or service agreement with the Fund are authorized to accept orders on the Fund's behalf. Shareholders maintaining Fund accounts through brokerage firms and other intermediaries should be aware that such institutions may necessarily set deadlines for receipt of transaction orders from their clients that are earlier than the transaction times of the Fund itself so that the institutions may properly process such orders prior to their transmittal to the Fund or CSAMSI. Should an investor place a transaction order with such an intermediary after its deadline, the intermediary may not effect the order with the Fund until the next business day. Accordingly, an investor should familiarize himself or herself with the deadlines set by his or her institution. (For example, a brokerage firm may accept purchase orders from its customers up to 2:15 p.m. for issuance at the 4:00 p.m. transaction time and price.) A brokerage firm acting on behalf of a customer in connection with transactions in Fund shares is subject to the same legal obligations imposed on it generally in connection with transactions in securities for a customer, including the obligation to act promptly and accurately.

          The Common Class shares of the Fund are closed to new investors, other than (a) investors in employee retirement, stock, bonus, pension or profit sharing plans, (2) investment advisory clients of CSAM, (3) certain registered investment advisers ("RIAs") and (4) certain broker-dealers and RIAs with clients participating in comprehensive fee programs. Any Common Class shareholder of the Fund as of the close of business on December 12, 2001 can continue to buy Common Class shares of the Fund and open new accounts under the same social security number. Prospective investors in Common Class shares may be required to provide documentation to determine their eligibility to purchase Common Class shares. Each Common Class shareholder receives a quarterly account statement, as well as a statement after any transaction that affects the shareholder's account balance or share registration (other than distribution reinvestments and automatic transactions such as the Automatic Monthly Investment Plan and Automatic Withdrawal Plan).

                  Special Provisions Applicable to the Class A Shares Only. Class A shares are designated for investors seeking the advice of financial representatives and are not being offered directly from the Fund. All Class A shares purchased are confirmed to each shareholder and are credited to such shareholder's account at net asset value after receipt in good order and deduction of any applicable sales charge.

          Class A shares of the Fund are sold to investors at the public offering price, which is the net asset value plus the applicable sales charge (unless you are entitled to a waiver):


                         INITIAL SALES CHARGE -- CLASS A

-------------------------------------------------------------------------------------
                                                                  Commission to
Amount Purchased                       As a %     As a % of         Financial
                                     of Amount    Offering     Representative as a %
                                     Invested      Price         of Offering Price
-------------------------------------------------------------------------------------
Less than $50,000                      6.10%        5.75%             5.00%
-------------------------------------------------------------------------------------
$50,000 to less than $100,000          4.99%        4.75%             4.00%
-------------------------------------------------------------------------------------
$100,000 to less than $250,000         3.90%        3.75%             3.00%
-------------------------------------------------------------------------------------
$250,000 to less than $500,000         2.56%        2.50%             2.00%
-------------------------------------------------------------------------------------
$500,000 to less than $1,000,000       2.04%        2.00%             1.75%
-------------------------------------------------------------------------------------
$1,000,000 or more                        0*          0               1.00%**
-------------------------------------------------------------------------------------

------------

* On purchases of $1,000,000 or more, there is no initial sales charge although there could be a Limited CDSC (as described in the Prospectus).

** The distributor may pay a financial representative a fee as follows: up to 1% on purchases up to and including $3 million, up to 50% on the next $47 million, up to .25% on purchase amounts over $50 million.

          The reduced sales charges shown above apply to the aggregate of purchases of Class A Shares of the Fund made at one time by any "purchaser." The term "purchaser" includes:

     - an individual, the individual's spouse or domestic partner, and their children and parents (each, an "immediate family member"), including any Individual Retirement Account (IRA) of the individual or an immediate family member;

     - any company controlled by the individual and/or an immediate family member (a person, entity or group that holds 25% or more of the outstanding voting securities of a company will be deemed to control the company, and a partnership will be deemed to be controlled by each of its general partners);

     - a trust created by the individual and/or an immediate family member, the beneficiaries of which are the individual and/or an immediate family member;

     - a Uniform Gifts to Minors Act/Uniform Transfers to Minors Act account created by the individual and/or an immediate family member.

          From time to time, the distributor may re-allow the full amount of the sales charge to brokers as a commission for sales of such shares. Members of the selling group may receive up to 90% of the sales charge and may be deemed to be underwriters of the Fund as defined in the Securities Act of 1933, as amended.

          Investment dealers and other firms provide varying arrangements for their clients to purchase and redeem the Fund's Class A shares. Some may establish higher minimum investment requirements than set forth in the Prospectus. Firms may arrange with their clients for other investment or administrative services. Such firms may independently establish and charge additional amounts to their clients for such services, which charges would reduce the client's return. Firms also may hold the Fund's Class A shares in nominee or street name as agent for and on behalf of their customers. In such instances, the Fund's transfer agent will have no information with respect to or control over the accounts of specific shareholders. Such shareholders may obtain access to their accounts and information about their accounts only from their firm. Certain of these firms may receive compensation from the Fund and/or from CSAMSI or an affiliate for recordkeeping and other expenses relating to these nominee accounts. In addition, certain privileges with respect to the purchase and redemption of shares or the reinvestment of dividends may not be available through such firms. Some firms may have access to their clients' direct Fund accounts for servicing including, without limitation, transfers of registration and dividend payee changes; and may perform functions such as generation of confirmation statements and disbursements of cash dividends. Such firms may receive compensation from the Fund and/or from CSAMSI or an affiliate for these services. The Prospectus relating to Class A Shares should be read in connection with such firms' material regarding their fees and services.

          Initial Sales Charges Waivers. The initial sales charge may be waived for the following shareholders or transactions: (1) investment advisory clients of the Adviser; (2) officers, current and former Directors of the Fund, current and former directors or trustees of other investment companies managed by CSAM or its affiliates, officers, directors and full-time employees of CSAM or its affiliates ("Related Entities"); or the spouse, siblings, children, parents or grandparents of any such person or any such person's spouse (collectively, "relatives"), or any trust or individual retirement account or self-employed retirement plan for the benefit of any such person or relative; or the estate of any such person or relative, if such sales are made for investment purposes (such shares may not be resold except to the Fund); (3) an agent or broker of a dealer that has a sales agreement with the distributor, for his or her own account or an account of a relative of any such person, or any trust or individual retirement account or self-employed retirement plan for the benefit of any such person or relative (such shares may not be resold except to the Fund); (4) shares purchased by RIAs on behalf of fee-based accounts or by broker-dealers that have sales agreements with the Fund and for which shares have been purchased on behalf of wrap fee client accounts and for which such RIAs or broker-dealers perform advisory, custodial, record keeping or other services; (5) shareholders who received shares in the Credit Suisse Funds as a result of the merger of Neuwirth Fund, Inc., Pine Street Fund, Inc. or deVegh Mutual Fund, Inc., and who have maintained their investment in such shares; (6) shares purchased for 401(k) Plans, 403(B) Plans, 457 Plans, employee benefit plans sponsored by an employer, and pension plans; and (7) Class A shares acquired when dividends and distributions are reinvested in the Fund.

          For the fiscal year ended October 31, 2002, CSAMSI received $5,987 on the sale of Class A shares of Fund, of which CSAMSI retained $1,179. For the fiscal year ended October 31, 2002, CSAMSI received $0.00 on contingent deferred sales charges on redemptions of Class A shares of the Fund.

          REDEMPTIONS. Shares of the Fund may be redeemed at a redemption price equal to the net asset value per share, as next computed as of the regular trading session of the NYSE following the receipt in proper form by the Fund of the shares tendered for redemption, less any applicable contingent deferred sales charge in the case of certain redemptions of Class A shares of the Fund.

          Under the 1940 Act, the Fund may suspend the right of redemption or postpone the date of payment upon redemption for any period during which the NYSE is closed, other than customary weekend and holiday closings, or during which trading on the NYSE is restricted, or during which (as determined by the SEC) an emergency exists as a result of which disposal or fair valuation of portfolio securities is not reasonably practicable, or for such other periods as the SEC may permit. (The Fund may also suspend or postpone the recordation of an exchange of its shares upon the occurrence of any of the foregoing conditions.)

          If conditions exist which make payment of redemption proceeds wholly in cash unwise or undesirable, the Fund may make payment wholly or partly in securities or other investment instruments which may not constitute securities as such term is defined in the applicable securities laws. If a redemption is paid wholly or partly in securities or other property, a shareholder would incur transaction costs in disposing of the redemption proceeds. The Fund has elected, however, to be governed by Rule 18f-1 under the 1940 Act as a result of which the Fund is obligated to redeem shares, with respect to any one shareholder during any 90 day period, solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund at the beginning of the period.

          Effective September 16, 2002, the Fund modified its existing redemption fee (short-term trading fee), imposing a 2% redemption fee on Common Class shares that are purchased on or after September 16, 2002, and redeemed or exchanged within 30 days from the date of purchase. The holding period required to avoid a redemption fee was reduced from 6 months to 30 days from the date of purchase. Reinvested dividends and distributions are not subject to the fee. The fee is charged based on the value of shares at redemption, and is paid directly to the Fund. When shares are redeemed that are subject to the fee, reinvested dividends and distributions will be redeemed first, followed by the shares held longest. For the fiscal year ended October 31, 2002, the Fund received $195,013 in fees on the redemptions of Common Class shares.

AUTOMATIC CASH WITHDRAWAL PLAN.

          An automatic cash withdrawal plan (the "Plan") is available to shareholders who wish to receive specific amounts of cash periodically. Withdrawals may be made under the Plan by redeeming as many shares of the Fund as may be necessary to cover the stipulated withdrawal payment. To the extent that withdrawals exceed dividends, distributions and appreciation of a shareholder's investment in the Fund, there will be a reduction in the value of the shareholder's investment and continued withdrawal payments may reduce the shareholder's investment and ultimately exhaust it. Withdrawal payments should not be considered as income from investment in the Fund. As described in the Prospectus, certain withdrawals under the Plan for the Class A Shares of the Fund may be subject to a deferred sales charge.

                               EXCHANGE PRIVILEGE

          An exchange privilege with certain other funds advised by CSAM is available to investors in the Fund. A Common shareholder may exchange Common shares of the Fund for Common shares of another Credit Suisse Fund at their respective net asset values. An Advisor shareholder may exchange Advisor shares of the Fund for Advisor shares of another Credit Suisse Fund at their respective net asset values. Exchanges of Common and Advisor shares as described above will be effected without a sales charge. A Class A shareholder of the Fund may exchange those shares for shares of the same class of another Credit Suisse Fund at their respective net asset values, subject to payment of any applicable sales charge differential, or for shares of a Credit Suisse money market fund, without payment of any sales charge differential. Not all Credit Suisse Funds offer all classes of shares.

          If an exchange request is received by Credit Suisse Funds or their agent prior to the close of regular trading on the NYSE, the exchange will be made at the Fund's net asset value determined at the end of that business day. Exchanges must satisfy the minimum dollar amount necessary for new purchases. The Fund may refuse exchange purchases at any time without prior notice.

          The exchange privilege is available to shareholders residing in any state in which the shares being acquired may legally be sold. When an investor effects an exchange of shares, the exchange is treated for federal income tax purposes as a redemption. Therefore, the investor may realize a taxable gain or loss in connection with the exchange. Investors wishing to exchange shares of the Fund for shares in another Credit Suisse Fund should review the prospectus of the other fund prior to making an exchange. For further information regarding the exchange privilege or to obtain a current prospectus for another Credit Suisse Fund, an investor should contact Credit Suisse Funds at 1-800-927-2874.

          The Fund reserves the right to refuse exchange purchases by any person or group if, in CSAM's judgment, the Fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected. Examples of when an exchange purchase could be refused are when the Fund receives or anticipates receiving large exchange orders at or about the same time and/or when a pattern of exchanges within a short period of time (often associated with a "market timing" strategy) is discerned. The Fund reserves the right to terminate or modify the exchange privilege at any time upon 60 days' notice to shareholders.

                     ADDITIONAL INFORMATION CONCERNING TAXES

          The following is a summary of the material United States federal income tax considerations regarding the purchase, ownership and disposition of shares in the Funds. Each prospective shareholder is urged to consult his own tax adviser with respect to the specific federal, state, local and foreign tax consequences of investing in the Funds. The summary is based on the laws in effect on the date of this Statement of Additional Information and existing judicial and administrative interpretations thereof, both of which are subject to change.

THE FUND AND ITS INVESTMENTS.

          The Fund intends to continue to qualify as a regulated investment company during each taxable year under Part I of Subchapter M of the Code. To so qualify, the Fund must, among other things: (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities, loans and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and (b) diversify its holdings so that, at the end of each quarter of the Fund's taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash, securities of other regulated investment companies, United States government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Fund's assets and not greater than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its assets is invested in the securities (other than United States government securities or securities of other regulated investment companies) of any one issuer or any two or more issuers that the Fund controls and which are determined to be engaged in the same or similar trades or businesses or related trades or businesses.

          As a regulated investment company, each Fund that satisfies the minimum distribution requirement will not be subject to United States federal income tax on its net investment income (i.e., income other than its net realized long-term and short-term capital gains) and net realized long-term and short-term capital gains that it distributes to its shareholders. A Fund will satisfy the minimum distribution requirement if it distributes to its shareholders at least 90% of the sum of its investment company taxable income (i.e., 90% of its taxable income minus the excess, if any, of its net realized long-term capital gains over its net realized short-term capital losses (including any capital loss carryovers), plus or minus certain other adjustments as specified in the Code) and its net tax-exempt income for the taxable year. Each Fund will be subject to tax at regular corporate rates on any investment company taxable income that it does not distribute to its shareholders. Any dividend declared by a Fund in October, November or December of any calendar year and payable to shareholders of record on a specified date in such a month shall be deemed to have been received by each shareholder on December 31 of such calendar year and to have been paid by the Fund not later than such December 31, provided that such dividend is actually paid by the Fund during January of the following calendar year.

          The Fund intends to distribute annually to its shareholders substantially all of its investment company taxable income. The Board of each Fund will determine annually whether to distribute any net realized long-term capital gains in excess of net realized short-term capital losses (including any capital loss carryovers). Each Fund currently expects to distribute any such excess annually to its shareholders. However, if a Fund retains for investment an amount equal to all or a portion of its net long-term capital gains in excess of its net short-term capital losses and capital loss carryovers, it will be subject to a corporate tax (currently at a rate of 35%) on the amount retained. In that event, the Fund will designate such retained amounts as undistributed capital gains in a notice to its shareholders who (a) will be required to include in income for United States federal income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount, (b) will be entitled to credit their proportionate shares of the 35% tax paid by the Fund on the undistributed amount against their own United States federal income tax liabilities, if any, and to claim refunds to the extent their credits exceed their tax liabilities, if any, and (c) will be entitled to increase their tax basis, for United States federal income tax purposes, in their Fund shares by an amount equal to 65% of the amount of undistributed capital gains included in their income. Organizations or persons not subject to federal income tax on such capital gains will be entitled to a refund of their pro rata share of such taxes paid by a Fund upon filing appropriate returns or claims for refund with the Internal Revenue Service (the "IRS").

          The Code imposes a 4% nondeductible excise tax on each Fund to the extent the Fund does not distribute by the end of any calendar year at least 98% of its ordinary income for that year and at least 98% of its net capital gains (both long-term and short-term) for the one-year period ending, as a general rule, on October 31 of that year. For this purpose, however, any ordinary income or net capital gains that are subject to corporate income tax in the hands of a Fund will be considered to have been distributed by year-end. In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any underdistribution or overdistribution, as the case may be, from the previous year. Each Fund anticipates that it will pay such dividends and will make such distributions as are necessary in order to avoid the application of this excise tax.

          If, in any taxable year, the Fund fails to qualify as a regulated investment company under the Code or fails to meet the distribution requirement, it would be taxed in the same manner as an ordinary corporation and distributions to its shareholders would not be deductible by the Fund in computing its taxable income. In addition, the Fund's distributions, to the extent derived from the Fund's current or accumulated earnings and profits would constitute dividends (eligible for the corporate dividends-received deduction) which are taxable to shareholders as ordinary income, even though those distributions might otherwise (at least in part) have been treated in the shareholders' hands as long-term capital gains. If the Fund fails to qualify as a regulated investment company in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. Moreover, if the Fund failed to qualify as a regulated investment company for a period greater than two taxable years, the Fund may be required to recognize any net built-in gains with respect to certain of its assets (the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized if the Fund had been liquidated) in order to qualify as a regulated investment company in a subsequent year.

          The Fund's short sales against the box, if any, and transactions in foreign currencies, forward contracts, options and futures contracts (including options and futures contracts on foreign currencies) will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer Fund losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also (a) will require the Fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out) and (b) may cause the Fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. The Fund will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it engages in short sales or acquires any foreign currency, forward contract, option, futures contract or hedged investment in order to mitigate the effect of these rules and prevent disqualification of the Fund as a regulated investment company.

          The Fund's investments in zero coupon securities, if any, may create special tax consequences. Zero coupon securities do not make interest payments, although a portion of the difference between a zero coupon security's face value and its purchase price is imputed as income to the Fund each year even though the Fund receives no cash distribution until maturity. Under the U.S. federal income tax laws, the Fund will not be subject to tax on this income if it pays dividends to its shareholders substantially equal to all the income received from, or imputed with respect to, its investments during the year, including its zero coupon securities. These dividends ordinarily will constitute taxable income to the shareholders of the Fund.

FOREIGN TAXES.

          In the opinion of Japanese counsel for the Fund, in the absence of any activities in Japan by the Fund other than those contemplated and disclosed in the Prospectuses and this Statement of Additional Information, the operations of the Fund will not subject the Fund to any Japanese income, capital gains or other taxes except for withholding taxes on interest and dividends paid to the Fund by Japanese corporations. In the opinion of such counsel, under the tax convention between the United States and Japan (the "Convention") as currently in force, a Japanese withholding tax at a rate of 15% is, with certain exceptions, imposed upon dividends paid by Japanese corporations to the Fund. Pursuant to the present terms of the Convention, interest received by the Fund from sources within Japan is subject to a Japanese withholding tax at a rate of 10%.

          The Fund may elect for U.S. income tax purposes to treat foreign income taxes paid by it as paid by its shareholders if: (i) the Fund qualifies as a regulated investment company, (ii) certain asset and distribution requirements are satisfied, and
(iii) more than 50% of the Fund's total assets at the close of its taxable year consists of stock or securities of foreign corporations. The Fund may qualify for and make this election in some, but not necessarily all, of its taxable years. If the Fund were to make such an election, shareholders of the Fund would be required to take into account an amount equal to their pro rata portions of such foreign taxes in computing their taxable income and then treat an amount equal to those foreign taxes as a U.S. federal income tax deduction or as a foreign tax credit against their U.S. federal income taxes. Shortly after any year for which it makes such an election, the Fund will report to its shareholders the amount per share of such foreign income taxes that must be included in each shareholder's gross income and the amount which will be available for the deduction or credit. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. Certain limitations will be imposed on the extent to which the credit (but not the deduction) for foreign taxes may be claimed.

PASSIVE FOREIGN INVESTMENT COMPANIES.

          If the Fund purchases shares in certain foreign investment entities, called "passive foreign investment companies" ("PFICs"), it may be subject to United States federal income tax on any "excess distribution" or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Fund to its shareholders. Additional charges in the nature of interest may be imposed on the Fund in respect of deferred taxes arising from such distributions or gains. If the Fund were to invest in a PFIC and elected to treat the PFIC as a "qualified electing fund" under the Code, in lieu of the foregoing requirements, the Fund might be required to include in income each year a portion of the ordinary earnings and net capital gains of the qualified electing fund, even if not distributed to the Fund, and such amounts would be subject to the 90% and excise tax distribution requirements described above. In order to make this election, the Fund would be required to obtain certain annual information from the PFICs in which it invests, which may be difficult or impossible to obtain.

          Alternatively, the Fund may make a mark-to-market election that will result in the Fund being treated as if it had sold and repurchased all of the PFIC stock at the end of each year. In such case, the Fund would report any such gains as ordinary income and would deduct any such losses as ordinary losses to the extent of previously recognized gains. The election, once made, would be effective for all subsequent taxable years of the Fund, unless revoked with the consent of the IRS. By making the election, the Fund could potentially ameliorate the adverse tax consequences with respect to its ownership of shares in a PFIC, but in any particular year may be required to recognize income in excess of the distributions it receives from PFICs and its proceeds from dispositions of PFIC stock. The Fund may have to distribute this "phantom" income and gain to satisfy the 90% distribution requirement and to avoid imposition of the 4% excise tax. The Fund will make the appropriate tax elections, if possible, and take any additional steps that are necessary to mitigate the effect of these rules.

DIVIDENDS AND DISTRIBUTIONS.

          Dividends of investment income and distributions of short-term capital gains are taxable to a United States shareholder as ordinary income, whether paid in cash or in shares. Distributions of long-term capital gains, if any, that the Fund designates as capital gains dividends are taxable as long-term capital gains, whether paid in cash or in shares and regardless of how long a shareholder has held shares of the Fund. Dividends and distributions paid by the Fund (except for the portion thereof, if any, attributable to dividends on stock of U.S. corporations received by the
Fund) will not qualify for the deduction for dividends received by corporations. Distributions in excess of the Fund's current and accumulated earnings and profits will, as to each shareholder, be treated as a tax-free return of capital, to the extent of a shareholder's basis in his shares of the Fund, and as a capital gain thereafter (if the shareholder holds his shares of the Fund as capital assets).

          Shareholders receiving dividends or distributions in the form of additional shares should be treated for United States federal income tax purposes as receiving a distribution in an amount equal to an amount of money that the shareholders receiving cash dividends or distributions will receive, and should have a cost basis in the shares received equal to such amount.

          Investors considering buying shares just prior to a dividend or capital gain distribution should be aware that, although the price of shares just purchased at that time may reflect the amount of the forthcoming distribution, such dividend or distribution may nevertheless be taxable to them.

          If the Fund is the holder of record of any stock on the record date for any dividends payable with respect to such stock, such dividends are included in the Fund's gross income not as of the date received but as of the later of (a) the date such stock became ex-dividend with respect to such dividends (i.e., the date on which a buyer of the stock would not be entitled to receive the declared, but unpaid, dividends) or (b) the date the Fund acquired such stock. Accordingly, in order to satisfy its income distribution requirements, the Fund may be required to pay dividends based on anticipated earnings, and shareholders may receive dividends in an earlier year than would otherwise be the case.

SALES OF SHARES.

          Upon the sale or exchange of shares, a shareholder will recognize a taxable gain or loss equal to the difference between the amount realized and his basis in his shares. Such gain or loss will be treated as capital gain or loss, if the shares are capital assets in the shareholder's hands, and will be long-term capital gain or loss if the shares are held for more than one year and short-term capital gain or loss if the shares are held for one year or less. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced, including replacement through the reinvesting of dividends and capital gains distributions in the Fund, within a 61-day period beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss. Any loss realized by a shareholder on the sale of the Fund share held for six months or less will be disallowed for federal income tax purposes to the extent of any exempt interest dividends received by the shareholder with respect to such share. Moreover, any loss realized by a shareholder on the sale of a share of any Fund held by the shareholder for six months or less will (to the extent not disallowed as set forth in the previous sentence) be treated for United States federal income tax purposes as a long-term capital loss to the extent of any distributions or deemed distributions of long-term capital gains received by the shareholder with respect to such share.

BACKUP WITHHOLDING.

          The Fund may be required to withhold, for United States federal income tax purposes, a portion of the dividends, distributions and redemption proceeds payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Certain shareholders are exempt from backup withholding. Backup withholding is not an additional tax and any amount withheld may be credited against a shareholder's United States federal income tax liability.

NOTICES.

          Shareholders will be notified annually by the Fund as to the United States federal income tax status of the dividends, distributions and deemed distributions attributable to undistributed capital gains (discussed above in "The Funds and Their Investments") made by the Fund to its shareholders. Furthermore, shareholders will also receive, if appropriate, various written notices after the close of the Fund's taxable year regarding the United States federal income tax status of certain dividends, distributions and deemed distributions that were paid (or that are treated as having been paid) by the Fund to its shareholders during the preceding taxable year.

OTHER TAXATION.

          Distributions also may be subject to additional state, local and foreign taxes depending on each shareholder's particular situation.

THE FOREGOING IS ONLY A SUMMARY OF CERTAIN MATERIAL TAX CONSEQUENCES AFFECTING THE FUND AND ITS SHAREHOLDERS. SHAREHOLDERS ARE ADVISED TO CONSULT THEIR OWN TAX ADVISERS WITH RESPECT TO THE PARTICULAR TAX CONSEQUENCES TO THEM OF AN INVESTMENT IN THE FUND.

                          DETERMINATION OF PERFORMANCE

          From time to time, the Fund may quote the total return of its shares in advertisements or in reports and other communications to shareholders. An investor can look for the Fund's net asset value in The Wall Street Journal each business day under the heading "Credit Suisse." Depending on the Fund's size, it may not be eligible to be listed. The Common shares of the Fund are listed under the heading "Credit Suisse Common," the Advisor shares of the Fund are listed under the heading "Credit Suisse ADV," and the Class A shares of the Fund will be listed under the heading "Credit Suisse ABC." Current total return figures may be obtained by calling Credit Suisse Funds at 800-927-2874.

          The average annual total return for the periods ended October 31, 2002, were as follows:

                                  TOTAL RETURN


                             COMMON SHARES
-----------------------------------------------------------------------
 Inception Date            One-Year       Five-Year    Since Inception
-----------------------------------------------------------------------
    12/29/95                -20.25%        -9.37%          -6.95%
-----------------------------------------------------------------------


                             ADVISOR SHARES

-----------------------------------------------------------------------
 Inception Date            One-Year       Five-Year    Since Inception
-----------------------------------------------------------------------
    12/29/95                -20.81%        -10.05%         -7.59%
-----------------------------------------------------------------------


                               CLASS A

-----------------------------------------------------------------------
 Inception Date            One-Year       Five-Year    Since Inception
-----------------------------------------------------------------------
    11/30/01                  N/A            N/A          -30.28%
                                                       (not annualized)
-----------------------------------------------------------------------

          From time to time, Fund service providers may have voluntarily agreed to waive all or a portion of their fees and reimburse some Fund expenses. The performance figures above reflect the impact of these fee waivers and expense reimbursements, if any. Performance figures would be lower, perhaps materially so, if they were calculated without reflecting the impact of fee waivers and/or expense reimbursements.

          These total return figures show the average percentage change in value of an investment in the Fund from the beginning of the measurement period to the end of the measurement period. The figures reflect changes in the price of the Fund's shares assuming that any income dividends and/or capital gain distributions made by the Fund during the period were reinvested in shares of the Fund. Total return will be shown for recent one-, five- and ten-year periods, and may be shown for other periods as well (such as from commencement of the Fund's operations or on a year-by-year, quarterly or current year-to-date basis).

          These figures are calculated by finding the average annual compounded rates of return for the one-, five- and ten- (or such shorter period as the relevant class of shares has been offered) year periods that would equate the initial amount invested to the ending redeemable value according to the following formula: P (1 + T)n = ERV. For purposes of this formula, "P" is a hypothetical investment of $1,000; "T" is average annual total return; "n" is number of years; and "ERV" is the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the one-, five- or ten-year periods (or fractional portion thereof). Total return or "T" is computed by finding the average annual change in the value of an initial $1,000 investment over the period and assumes that all dividends and distributions are reinvested during the period. It is also assumed that with respect to the Class A shares, the maximum initial sales charge of 5.75% was deducted at the time of investment. Investors should note that this performance may not be representative of the Fund's total returns in longer market cycles.

          These total return figures show the average percentage change in value of an investment in the Fund from the beginning of the measuring period to the end of the measuring period. The figures reflect changes in the price of shares assuming that any income dividends and/or capital gain distributions made by the Fund during the period were reinvested in shares. Total return will be shown for recent one-, five- and ten-year periods, and may be shown for other periods as well (such as from commencement of the Fund's operations or on a year-by-year, quarterly or current year-to-date basis).

          When considering average total return figures for periods longer than one year, it is important to note that the annual total return for one year in the period might have been greater or less than the average for the entire period. When considering total return figures for periods shorter than one year, investors should bear in mind that the Fund seeks long-term appreciation and that such return may not be representative of the Fund's return over a longer market cycle. The Fund may also advertise aggregate total return figures for various periods, representing the cumulative change in value of an investment in the Fund of the specific period (again reflecting changes in share prices and assuming reinvestment of dividends and distributions). Aggregate and average total returns may be shown by means of schedules, charts or graphs and may indicate various components of total return (i.e., change in value of initial investment, income dividends and capital gain distributions).

          The Fund may advertise, from time to time, comparisons of its performance with that of one or more other mutual funds with similar investment objectives. The Fund may advertise average annual calendar year-to-date and calendar quarter returns, which are calculated according to the formula set forth in the preceding paragraph, except that the relevant measuring period would be the number of months that have elapsed in the current calendar year or most recent three months, as the case may be. Investors should note that this performance may not be representative of the Fund's total return in longer market cycles.

AFTER-TAX RETURN.

          From time to time the Fund may include after-tax performance information in advertisements. To the extent the Fund includes such information, it will be computed according to the following formulas:

AVERAGE ANNUAL TOTAL RETURN (AFTER TAXES ON DISTRIBUTIONS).

                              P(1 + T)n = ATV(D)

Where:   P        =      a hypothetical initial payment of $1,000.

         T        =      average annual total return (after taxes on
                         distributions).

         n        =      number of years.

         ATV(D)   =      ending value of a hypothetical $1,000 investment made
                         at the beginning of the 1-, 5- or 10-year period at the end of the 1-, 5- or 10-year (or fractional portion thereof), after taxes on fund distributions but not after taxes on redemption.

          The average annual total returns (after taxes on distributions) for the period since inception to October 31, 2002 were as follows:

          -------------------------------
          COMMON SHARES    INCEPTION DATE
          -------------------------------
          -8.76%           12/29/95
          -------------------------------


          -------------------------------
          ADVISOR SHARES   INCEPTION DATE
          -------------------------------
          -9.27%           12/29/95
          -------------------------------


          -------------------------------
          CLASS A SHARES   INCEPTION DATE
          -------------------------------
          -30.28%          11/30/01
      (not annualized)
          -------------------------------


AVERAGE ANNUAL TOTAL RETURN (AFTER TAXES ON DISTRIBUTION AND REDEMPTIONS).

                           P(1 + T)n = ATV(DR)

Where:   P        =    a hypothetical initial payment of $1,000.

         T        =    average annual total return (after taxes on distributions
                       and redemption).

         n        =    number of years.

         ATV(DR)  =    ending value of a hypothetical $1,000 investment made at
                       the beginning of the 1-, 5- or 10-year period at the end of the 1-, 5- or 10-year (or fractional portion thereof), after taxes on fund distributions and redemption.

          The average annual total returns (after taxes on distributions and redemptions of Fund shares) for the period since inception to October 31, 2002 were as follows:

          --------------------------------
          COMMON SHARES     INCEPTION DATE
          --------------------------------
          -4.80%            12/29/95
          --------------------------------


          --------------------------------
          ADVISOR SHARES    INCEPTION DATE
          --------------------------------
          -5.21%            12/29/95
          --------------------------------


          --------------------------------
          CLASS A SHARES    INCEPTION DATE
          --------------------------------
          18.59%            11/30/01
          --------------------------------

          The performance of a class of Fund shares will vary from time to time depending upon market conditions, the composition of the Fund's portfolio and operating expenses allocable to it. As described above, total return is based on historical earnings and is not intended to indicate future performance. Consequently, any given performance quotation should not be considered as representative of performance for any specified period in the future. Performance information may be useful as a basis for comparison with other investment alternatives. However, the Fund's performance will fluctuate, unlike certain bank deposits or other investments which pay a fixed yield for a stated period of time. Any fees charged by Institutions or other institutional investors directly to their customers in connection with investments in Fund shares are not reflected in the Fund's total return, and such fees, if charged, will reduce the actual return received by customers on their investments.

          The Fund may compare its performance with (i) that of other mutual funds with similar investment objectives and policies, which may be based on the rankings prepared by Lipper, Inc. or similar investment services that monitor the performance of mutual funds; (ii) the Tokyo Stock Exchange (TOPIX) Index, which is an unmanaged index of common stock; or (iii) other appropriate indexes of investment securities or with data developed by CSAM derived from such indexes. The Fund may also include evaluations of the Fund published by nationally recognized ranking services and by financial publications such as Barron's, Business Week, Financial Times, Forbes, Fortune, Inc., Institutional Investor, Investor's Business Daily, Money, Morningstar, SmartMoney, The Wall Street Journal and Worth. Morningstar, Inc. rates funds in broad categories based on risk/reward analyses over various time periods. In addition, the Fund may from time to time compare its expense ratio to that of investment companies with similar objectives and policies, based on data generated by Lipper Analytical Services, Inc. or similar investment services that monitor mutual funds.

          CSAM believes that a diversified portfolio of international equity securities, when combined with a similarly diversified portfolio of domestic equity securities, tends to have a lower volatility than a portfolio composed entirely of domestic securities. Furthermore, international equities have been shown to reduce volatility in single asset portfolios regardless of whether the investments are in all domestic equities or all domestic fixed-income instruments, and research indicates that volatility can be significantly decreased when international equities are added.

          To illustrate this point, the performance of international equity securities, as measured by the Morgan Stanley Capital International (EAFE) Europe, Australasia, Far East Index (the "EAFE Index"), has equaled or exceeded that of domestic equity securities, as measured by the Standard & Poor's 500 Composite Stock Index (the "S&P 500 Index") in __ of the last __ years. The following table compares annual total returns of the EAFE Index and the S&P 500 Index for the calendar years shown.

                          EAFE INDEX VS. S&P 500 INDEX
                                    1972-2002
                              ANNUAL TOTAL RETURN+

          YEAR              EAFE INDEX             S&P 500 INDEX
          ----              ----------             -------------
          1972*                33.28                   15.63
          1973*               -16.82                  -17.37
          1974*               -25.60                  -29.72
          1975                 31.21                   31.55
          1976                  -.36                   19.15
          1977*                14.61                  -11.50
          1978*                28.91                    1.06
          1979                  1.82                   12.31
          1980                 19.01                   25.77
          1981*                -4.85                   -9.73
          1982                 -4.63                   14.76
          1983*                20.91                   17.27
          1984*                 5.02                    1.40
          1985*                52.97                   26.33
          1986*                66.80                   14.62
          1987*                23.18                    2.03
          1988*                26.66                   12.40
          1989                  9.22                   27.25
          1990                -24.71                   -6.56
          1991                 10.19                   26.31
          1992                -13.89                    4.46
          1993*                30.49                    7.06
          1994*                 6.24                   -1.54

          YEAR              EAFE INDEX             S&P 500 INDEX
          ----              ----------             -------------
          1995                  9.42                   34.11
          1996                  4.40                   20.26
          1997                  0.24                   31.01
          1998                 18.29                   26.23
          1999*                26.97                   21.02
          2000                -14.17                   -9.10
          2001                -21.20                  -11.88
          2002                -22.10%                 -15.66%

---------------
+    Without reinvestment of dividends.

* The EAFE Index has outperformed the S&P 500 Index 16 out of the last 31 years.

          The quoted performance information shown above is not intended to indicate the future performance of the Fund.

          Advertising or supplemental sales literature relating to the Fund may describe the percentage decline from all-time high levels for certain foreign stock markets. It may also describe how the Fund differs from the EAFE Index in composition. The Fund may also discuss in advertising and sales literature the history of Japanese stock markets, including the Tokyo Stock Exchange and OTC market. Sales literature and advertising may also discuss trends in the economy and corporate structure in Japan, including the contrast between the sales growth, profit growth, price/earnings ratios, and return on equity (ROE) of companies; it may discuss the cultural changes taking place among consumers in Japan, including increasing cost-consciousness and accumulation of purchasing power and wealth among Japanese consumers, and the ability of new companies to take advantage of these trends. The sales literature for the Fund may also discuss current statistics and projections of the volume, market capitalization, sector weightings and number of issues traded on Japanese exchanges and in Japanese OTC markets, and may include graphs of such statistics in advertising and other sales literature.

          In its reports, investor communications or advertisements, the Fund may also include: (i) its total return performance; (ii) its performance compared with various indexes or other mutual funds; (iii) published evaluations by nationally recognized ranking services and financial publications; (iv) descriptions and updates concerning its strategies and portfolio investments;
(v) its goals, risk factors and expenses compared with other mutual funds; (vi) analysis of its investments by industry, country, credit quality and other characteristics; (vii) a discussion of the risk/return continuum relating to different investments; (viii) the general biography or work experience of the portfolio managers of the Fund; (ix) portfolio manager commentary or market updates; (x) research methodology underlying stock selection or the Fund's investment objective; and (xi) other information of interest to investors.

                       INDEPENDENT ACCOUNTANTS AND COUNSEL

          PricewaterhouseCoopers LLP ("PwC"), with principal offices at Two Commerce Square, Philadelphia, Pennsylvania 19103, serves as independent accountants for the Fund. The financial statements that are incorporated by reference in this Statement of Additional

Information have been audited by PwC, and have been included herein in reliance upon the report of such firm of independent accountants given upon their authority as experts in accounting and auditing.

          Willkie Farr & Gallagher, 787 Seventh Avenue, New York, New York 10019 serves as counsel for the Fund and provides legal services from time to time for CSAM and CSAMSI.

                                  MISCELLANEOUS

          As of January 28, 2003, the name, address and percentage of ownership of each person that owns of record 5% or more of a class of the Fund's outstanding shares were as follows:

                                        COMMON SHARES

----------------------------------------------------------------------------------------------
          Name                          Address                       Percentage of Ownership
----------------------------------------------------------------------------------------------
Charles Schwab & Co. Inc.           ATTN Mutual Funds                        35.15%
Special Custody Account for the     101 Montgomery St.
Exclusive Benefit of Customers      San Francisco, CA
                                    94104-4122
----------------------------------------------------------------------------------------------
National Financial Services LLC     ATTN Mutual Funds 5th Fl.                17.23%
For the Exclusive Benefit of our    200 Liberty St.
Customer                            New York, NY 10281-1003
----------------------------------------------------------------------------------------------


                                        ADVISOR SHARES

----------------------------------------------------------------------------------------------
          Name                          Address                       Percentage of Ownership
----------------------------------------------------------------------------------------------
National Financial Services Corp.   Church St. Station                       20.25%
FBO Customers                       P.O. Box 3908
                                    New York, NY 10008-3908
----------------------------------------------------------------------------------------------
RBC Dain Rauscher Custodian         1448 N. Lake Shore Drive                 14.03%
Victor Elting III                   Chicago, IL 60610-6655
Segregated Rollover IRA
----------------------------------------------------------------------------------------------
National Investor Services FBO      55 Water Street, 32nd Floor              10.25%
097-50000-19                        New York, NY 10041-0028
----------------------------------------------------------------------------------------------
FABCO                               ATTN 56011105636940                       6.74%
FBO Mosti Luciano Co-T              P.O. Box 105870 CTR 3144
                                    Atlanta, GA 30348-5870
----------------------------------------------------------------------------------------------
Donaldson Lufkin Jenrette           P.O. Box 2052                             6.41%
Securities Corporation Inc.         Jersey City, NJ 07303-2052
----------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------
          Name                          Address                       Percentage of Ownership
----------------------------------------------------------------------------------------------
Jefferies & Company Inc.            Harborside Financial Center               5.61%
970-00390-10                        705 Plaza 3
                                    Jersey City, NJ 07311
----------------------------------------------------------------------------------------------


                                         CLASS A

----------------------------------------------------------------------------------------------
          Name                          Address                       Percentage of Ownership
----------------------------------------------------------------------------------------------
Donaldson Lufkin Jenrette           P.O. Box 2052                            98.97%
Securities Corporation Inc.         Jersey City, NJ 07303-2052
----------------------------------------------------------------------------------------------


                              FINANCIAL STATEMENTS

          The Fund's audited Annual Report(s) for the classes of shares it makes available, which either accompanies this Statement of Additional Information or has previously been provided to the investor to whom this Statement of Additional Information is being sent, as relevant to the particular investor, is incorporated herein by reference. The Fund will furnish without charge a copy of the annual reports upon request by calling Credit Suisse Funds at 800-927-2874.

                                    APPENDIX
                             DESCRIPTION OF RATINGS

COMMERCIAL PAPER RATINGS.

          Commercial paper rated A-1 by Standard and Poor's Ratings Services ("S&P") indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign designation. Capacity for timely payment on commercial paper rated A-2 is satisfactory, but the relative degree of safety is not as high as for issues designated A-1.

          The rating Prime-1 is the highest commercial paper rating assigned by Moody's Investors Service, Inc. ("Moody's"). Issuers rated Prime-1 (or related supporting institutions) are considered to have a superior capacity for repayment of short-term promissory obligations. Issuers rated Prime-2 (or related supporting institutions) are considered to have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics of issuers rated Prime-1 but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

COMMERCIAL PAPER RATINGS.

          The following summarizes the ratings used by S&P for corporate bonds:

          AAA -- This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

          AA -- Debt rated AA has a very strong capacity to pay interest and repay principal and differs from AAA issues only in small degree.

          A -- Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

          BBB -- This is the lowest investment grade. Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Although it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

          BB, B and CCC -- Debt rated BB and B are regarded, on balance, as predominately speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB represents a lower degree of speculation than B, and CCC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.


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          BB -- Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB rating.

          B -- Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

          CCC -- Debt rated CCC has a currently identifiable vulnerability to default and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

          CC -- This rating is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

          C -- This rating is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

          Additionally, the rating CI is reserved for income bonds on which no interest is being paid. Such debt is rated between debt rated C and debt rated D.

          To provide more detailed indications of credit quality, the ratings may be modified by the addition of a plus or minus sign to show relative standing within this major rating category.

          D -- Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

          The following summarizes the ratings used by Moody's for corporate bonds:

          Aaa -- Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.


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          Aa -- Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

          A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

          Baa -- Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

          Ba -- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

          B -- Bonds which are rated B generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

          Moody's applies numerical modifiers (1, 2 and 3) with respect to the bonds rated "Aa" through "B." The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category.

          Caa -- Bonds that are rated Caa are of poor standing. These issues may be in default or present elements of danger may exist with respect to principal or interest.

          Ca -- Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

          C -- Bonds which are rated C comprise the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.


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